                                                                   EXHIBIT 10.13







                    AMENDED AND RESTATED OPERATING AGREEMENT
                                      NO. 1
                                       OF
                            WILSON/EQUITY OFFICE, LLC

                             INDEX OF DEFINED TERMS


                                                                                                               Page
                                                                                                               ----



A UNIT...........................................................................................................20
A UNIT VALUE.....................................................................................................64
ACCEPTANCE NOTICE................................................................................................70
ADDITIONAL CONTRIBUTIONS.........................................................................................29
ADJUSTED BALANCE..................................................................................................3
ADJUSTED CAPITAL..................................................................................................3
ADJUSTED DEFAULT CAPITAL..........................................................................................3
ADJUSTED PERMANENT CAPITAL AMOUNT.................................................................................3
AFFILIATE.........................................................................................................3
AGREEMENT.........................................................................................................1
APPROVED PROJECT.................................................................................................12
ARBITRABLE DECISION..............................................................................................75
B UNIT...........................................................................................................20
B UNIT EXCLUSION NOTICE..........................................................................................63
B UNIT VALUE.....................................................................................................65
BASE AMOUNT......................................................................................................37
BOARD.........................................................................................................2, 52
C UNIT...........................................................................................................20
C UNIT VALUE.....................................................................................................65
CALL DATE........................................................................................................31
CALL NOTICE......................................................................................................63
CALL RIGHT.......................................................................................................62
CAPITAL ACCOUNT..................................................................................................35
CAPITAL CALL.....................................................................................................28
CAPITAL GAIN PROFITS.............................................................................................41
CAPITAL PROCEEDS..................................................................................................3
CAPITAL TRANSACTION...............................................................................................4
CAUSE............................................................................................................40
CERTIFICATE.......................................................................................................9
CIC..............................................................................................................17
CLOSING..........................................................................................................64
CLOSING DATE.....................................................................................................64
CODE..............................................................................................................4
COMMITTEE........................................................................................................54
COMPANY...........................................................................................................1
COMPANY GROUP....................................................................................................70
COMPANY INTEREST.................................................................................................18
COMPANY LENDING MEMBER...........................................................................................30
COMPANY PROCEEDS.................................................................................................64
COMPANY PROJECTS.................................................................................................21
COMPANY REQUIRED EXPENDITURES....................................................................................30
COMPANY REQUIRED FUNDS...........................................................................................30
COMPANY REQUIRED FUNDS LOAN......................................................................................31
COMPANY SHARE OF EQUITY..........................................................................................14
COMPANY SHARE OF EQUITY PERCENTAGE...............................................................................14
CONCAR............................................................................................................1
CONCAR BASE AMOUNT...............................................................................................37
CONCAR RETURN....................................................................................................37
CONTRIBUTING MEMBER..............................................................................................31
CONTRIBUTION.....................................................................................................24
CONTRIBUTION AMOUNT..............................................................................................31


CONTRIBUTION CLOSING.............................................................................................24
CONTRIBUTION PERCENTAGE...........................................................................................4
CONTRIBUTOR......................................................................................................24
CORNERSTONE.......................................................................................................1
CORNERSTONE EMPLOYMENT CLAIMS....................................................................................51
DECISION DATE....................................................................................................22
DECISION MAKER...................................................................................................75
DEEMED APPROVAL PERIOD...........................................................................................17
DEFAULT CAPITAL...................................................................................................4
DEFAULT DETERMINATION............................................................................................72
DEFAULT PREFERRED RETURN..........................................................................................4
DILUTION AMOUNT...................................................................................................4
DILUTION CREDIT..................................................................................................32
DIRECT EOP INTEREST..............................................................................................18
DISAGREEING PARTIES..............................................................................................75
DISAGREEMENT NOTICE..............................................................................................75
DISCONTINUED PROJECTS............................................................................................72
DISPUTE BRIEF....................................................................................................75
DISSOLUTION EVENT................................................................................................71
DISTRIBUTABLE CAPITAL PROCEEDS....................................................................................4
DISTRIBUTABLE CASH FLOW...........................................................................................5
EOP...............................................................................................................1
EOP ADDITIONAL NOTICE PERSON......................................................................................5
EOP APPROVAL MATTERS.............................................................................................16
EOP APPROVAL PERSON..............................................................................................15
EOP CLOSING DELAY NOTICE.........................................................................................64
EOP DELAYED CLOSING DATE.........................................................................................64
EOP GROUP.........................................................................................................1
EOP INVESTMENT DETERMINATION.....................................................................................14
EOP INVESTOR..................................................................................................5, 14
EOP IRR..........................................................................................................37
EOP OP............................................................................................................1
EOP PERCENTAGE INTEREST...........................................................................................5
EOP PROJECT......................................................................................................14
EOP PROJECT ENTITY...............................................................................................17
EOP PROJECT ENTITY AGREEMENT.....................................................................................20
EOP REPRESENTATIVES..............................................................................................52
EOPT..............................................................................................................1
ESTIMATED PROJECT VALUE..........................................................................................56
EVENT OF DEFAULT.................................................................................................77
EXCLUDED B UNIT..................................................................................................63
EXCLUDED B UNIT CALL NOTICE......................................................................................70
EXCLUDED B UNIT EXERCISE NOTICE..................................................................................70
EXCLUDED B UNIT EXERCISE PRICE...................................................................................70
EXCLUDED B UNIT PUT NOTICE.......................................................................................70
EXCLUDED B UNIT THIRD PARTY PRICE................................................................................70
EXERCISE NOTICE..................................................................................................63
EXISTING PROJECT CONTRIBUTION AMOUNT..............................................................................5
EXISTING PROJECTS.................................................................................................1
FAIR ISAAC........................................................................................................1
FAIR MARKET VALUE................................................................................................77
FERRY BASE AMOUNT................................................................................................38
FERRY BUILDING....................................................................................................1
FERRY RETURN.....................................................................................................38
FIRST & HOWARD....................................................................................................1
FIRST LEVEL RETURN AMOUNT........................................................................................19


FIRST/HOWARD BUILDING 2 BASE AMOUNT..............................................................................38
FIRST/HOWARD BUILDING 2 RETURN...................................................................................38
FIRST/HOWARD BUILDING 3 BASE AMOUNT..............................................................................38
FIRST/HOWARD BUILDING 3 RETURN...................................................................................38
FORMATION DATE....................................................................................................1
GENERAL EOP APPROVAL PERSONS.....................................................................................15
GOOD REASON......................................................................................................40
HAZARDOUS MATERIALS...............................................................................................5
INITIAL CASH CONTRIBUTION........................................................................................28
INVESTORS........................................................................................................21
LARKSPUR LANDING..................................................................................................1
LAST PROJECT......................................................................................................5
LEASING GUIDELINES...............................................................................................55
LIBOR............................................................................................................33
LIQUIDATING TRANSACTION...........................................................................................5
LIQUIDATION PROCEEDS..............................................................................................5
LIQUIDATOR.......................................................................................................73
LLC ACT...........................................................................................................9
LOAN RATE........................................................................................................33
MAJOR CHANGES....................................................................................................16
MAJOR DECISION...................................................................................................54
MAJOR DECISIONS...................................................................................................6
MANAGER........................................................................................................1, 6
MARKETED PROJECT.................................................................................................70
MARKETING MEMBER.................................................................................................70
MARKETING PERIOD.................................................................................................70
MEMBER GUARANTOR.................................................................................................34
MEMBERS...........................................................................................................6
MEMBERSHIP INTEREST...............................................................................................6
MERGER............................................................................................................1
MONEY MARKET RATE.................................................................................................6
MORE FAVORABLE TERMS.............................................................................................67
MORE FAVORABLE THIRD PARTY TERMS.................................................................................70
NAV..............................................................................................................66
NET OPERATING CASH FLOW...........................................................................................6
NEW PROJECTS......................................................................................................2
NON-COMPANY PROJECT..............................................................................................21
NON-CONTRIBUTING MEMBER..........................................................................................31
NON-MARKETING MEMBER.............................................................................................70
NOTICES..........................................................................................................78
OFFER............................................................................................................70
OFFER PRICE......................................................................................................70
OFFER TERMS......................................................................................................70
OP UNITS.........................................................................................................66
OPPORTUNITIES....................................................................................................10
OUTSIDE PROJECTS.................................................................................................73
OWNER.............................................................................................................7
PARKSIDE.........................................................................................................26
PARTIAL-INTEREST PROJECTS........................................................................................68
PAYING MEMBER GUARANTOR..........................................................................................34
PERCENTAGE INTEREST(S)............................................................................................7
PREMATURE RESIGNATION............................................................................................73
PRESUMED CLOSING DATE............................................................................................64
PRICING NOTICE...................................................................................................63
PROFITS OR LOSSES.................................................................................................7
PROJECT APPROVAL ITEMS...........................................................................................13


PROJECT CAPITAL INVESTMENT........................................................................................7
PROJECT COMMENCEMENT..............................................................................................8
PROJECT COMPLETION................................................................................................8
PROJECT ENTITY....................................................................................................2
PROJECT FINANCING................................................................................................20
PROJECT INVESTMENT................................................................................................8
PROJECT LENDING MEMBER...........................................................................................30
PROJECT PRICE....................................................................................................63
PROJECT PROCEEDS.................................................................................................64
PROJECT REQUIRED EXPENDITURES....................................................................................30
PROJECT REQUIRED FUNDS...........................................................................................30
PROJECT REQUIRED FUNDS LOAN......................................................................................30
PROJECT RETURN....................................................................................................8
PROJECT STABILIZATION.............................................................................................8
PROJECTED YIELD...................................................................................................8
PROJECTS......................................................................................................2, 10
PROMOTE CALCULATION DATE.........................................................................................65
PROMOTE DISTRIBUTION.............................................................................................65
PROMOTIONAL INTEREST..............................................................................................8
PRO-RATA..........................................................................................................8
PUT NOTICE.......................................................................................................63
PUT RIGHT........................................................................................................63
QUALIFYING PROJECTS..............................................................................................10
REDEMPTION PERIOD................................................................................................31
REGULATIONS......................................................................................................35
REPRESENTATIVE...................................................................................................52
REPRESENTATIVE MAJORITY..........................................................................................54
RESPONSE PERIOD..................................................................................................63
RETURN...........................................................................................................39
RETURN FUNDS.....................................................................................................40
RETURNS..........................................................................................................39
RIGHT OF FIRST OFFER.............................................................................................67
ROFO NOTICE......................................................................................................70
SALE.............................................................................................................63
SALE TERMS.......................................................................................................63
SEAPORT PLAZA....................................................................................................26
SECOND PHASE PROJECTS............................................................................................68
SECURITIES ACT...................................................................................................81
SHARED GUARANTIES................................................................................................34
SHORTFALL AMOUNT.................................................................................................31
SHORTFALL CONTRIBUTION...........................................................................................31
SHORTFALL REDEMPTION.............................................................................................31
SPECIFIED EQUITY.................................................................................................14
SPECIFIED EQUITY PERCENTAGE......................................................................................14
SPECIFIED PROJECT ALLOCATION AMOUNT..............................................................................39
SPECIFIED PROJECT FUNDS..........................................................................................39
SPECIFIED PROJECTS...............................................................................................39
SUBSIDIARY(IES)...................................................................................................8
TAX MATTERS PARTNER..............................................................................................47
THIRD PARTY CLOSING DATE.........................................................................................67
THIRD PARTY PRICE................................................................................................67
TRANSFER.........................................................................................................61
UNSOLD PROJECT...................................................................................................68
WEBCOR...........................................................................................................17
WILSON............................................................................................................1
WILSON CLOSING DELAY NOTICE......................................................................................64


WILSON DELAYED CLOSING DATE......................................................................................64
WILSON GROUP......................................................................................................9
WILSON PASSIVE INVESTMENT OPPORTUNITIES..........................................................................11
WILSON PERCENTAGE INTEREST........................................................................................9
WILSON PRINCIPALS.................................................................................................9
WILSON REPRESENTATIVES...........................................................................................52
WINDING UP PERIOD................................................................................................72
WORKING CAPITAL LINE.............................................................................................33

         AMENDED AND RESTATED OPERATING AGREEMENT NO. 1 OF Wilson/Equity
                                   Office, LLC


THIS AMENDED AND RESTATED OPERATING AGREEMENT NO. 1 (the "AGREEMENT") of WILSON/EQUITY OFFICE, LLC, a Delaware limited liability company (the "COMPANY") is executed as of August 1, 2000 and amends and restates in its entirety that certain Operating Agreement of Wilson/Equity Office, LLC (the "PRECEDING AGREEMENT"), dated as of August 1, 2000 by and among WILSON INVESTORS - CALIFORNIA, LLC, a Delaware limited liability company ("WILSON"), as manager (in such capacity, the "MANAGER" as such term is more specifically defined below) and member, and EOP Investor, L.L.C., a Delaware limited liability company ("EOP"), formerly known as EOPMC Investor, L.L.C., as a member. EOP Operating Limited Partnership, a Delaware limited partnership ("EOPOP") and Equity Office Properties Trust, a Maryland real estate investment trust ("EOPT") are joining into this Agreement only for limited purposes set forth in SECTIONS 3.1.3, 3.1.4, 3.3 (first paragraph only), 3.4, 3.7, 3.8, 4.1 (first paragraph only), 4.1.2.2, 5.5.3, 7.14 and 7.15. The Wilson Principals (defined below) are joining into this Agreement only for limited purposes set forth in SECTIONS 3.1.3, 3.1.5, 3.6, 3.7, 7.8, and 7.12. EOP OP and each of the Wilson Principals shall enter into a guarantee of their obligations hereunder in the form of Exhibit K.

                                    RECITALS

A. Immediately prior to the Formation Date, Cornerstone Properties Inc., a Nevada corporation, Cornerstone Properties Limited Partnership, a Delaware limited partnership, and their Affiliates (collectively, "CORNERSTONE") owned, or had the right to acquire, all or substantial interests in the following properties located in Northern California with respect to which Cornerstone had begun or expected to begin development activities: the project commonly known as the Ferry Building, which is more particularly described on Exhibit A-1 to this Agreement (the "FERRY BUILDING"), the series of related projects commonly known as First & Howard, which is more particularly described on Exhibit A-2 to this Agreement ("FIRST & HOWARD"); the project commonly known as Larkspur Landing which is more particularly described on Exhibit A-3 to this Agreement ("LARKSPUR LANDING"); the project commonly known as Concar, which is more particularly described on Exhibit A-4 to this Agreement ("CONCAR"); and the project which is just at its earliest stages commonly known as Fair Isaac, which is more particularly described on Exhibit A-5 to this Agreement ("FAIR ISAAC") and together with the Ferry Building, Larkspur Landing First & Howard, and Concar the "EXISTING PROJECTS").

B. On the Formation Date, Cornerstone Properties Inc. was merged into EOPT, and Cornerstone Properties Limited Partnership was merged into EOP OP (collectively the "MERGER"). EOPT, EOP OP and their Affiliates are referred to in this Agreement collectively as the "EOP GROUP" (each of which entities may be referred to herein as a "member" of the EOP Group). As a result of the Merger, certain of the entities comprising the EOP Group succeeded to substantially all of the assets (including the Existing Projects) and operations of Cornerstone. EOP OP and EOPT do not wish to directly invest in or own properties at the stage of development of the Existing Projects and do not wish to engage in substantial development management operations in Northern California. EOP is one of the entities comprising the EOP Group.

C. The principals of Wilson include former employees, officers and shareholders of Cornerstone with substantial experience in the investment in and development of major office and mixed-use projects in Northern California.

D. The Company will be managed on a day-to-day basis by the Manager, provided that specified major decisions will require the approval of the Company's board of representatives (the "BOARD" as such term is more specifically defined below).

E. Wilson and EOP intend to form a series of separate limited liability companies or limited partnerships (each a "PROJECT ENTITY" in which the Company owns an interest), to acquire, own and hold for long term capital appreciation title to or interests in the Owners of each of the Existing Projects, and possibly other office projects in Northern California expected to contain more than 75,000 rentable square feet of office space or mixed use projects in Northern California expected to contain more than 100,000 rentable square feet of office space (the "NEW PROJECTS" and, together with the Existing Projects, the "PROJECTS" as such term is more specifically defined below). The parties expect that the EOP Group and the Wilson Group will offer certain potential New Projects to the Company on the terms and conditions set forth herein. Manager may also seek out potential investments for the Company on Manager's own initiative. Manager, on behalf of the Company, will investigate, structure and recommend those potential New Projects (regardless of where originated) it believes to be worthy of further consideration to the Company's Board and the Board will determine which New Projects to pursue from time to time. The Company will be the manager or general partner of each Project Entity and the Company, Affiliates of EOP or Affiliates of Wilson, or a combination of the foregoing, may have equity interests in Project Entities in accordance with the procedures set out in this Agreement.

F. EOP and Wilson are forming the Company:

                  (i) to acquire, own, operate and hold for long term capital appreciation interests in each of the Project Entities; and

                  (ii) to provide development management services and, in limited circumstances, certain property management services to certain Owners, to Affiliates of the Members, and to third parties, including third parties for whom Cornerstone previously was providing property and development management services.

G. The EOP Group plans to consider investing equity in the Existing Projects and will have the opportunity to make equity investments and provide other financing for Existing Projects and New Projects in accordance with the procedures provided in this Agreement; provided, that if the EOP Group does elect to invest equity in such Existing Projects, the parties have agreed on certain terms of the EOP Group's investment in such Existing Projects.

H. EOP and Wilson will have certain purchase and sale rights with respect to interests in and interests held by the Company, and as to Projects in which EOP provides certain equity financing, the EOP Group will also have certain comparable rights.

NOW THEREFORE, incorporating the foregoing Recitals and in consideration of the mutual agreements and covenants contained herein, the parties hereby agree as follows:

1. DEFINITIONS.

1.1 Definitions. In addition to the terms defined in the Recitals and elsewhere in this Agreement, the following words, when capitalized, have the meanings set forth below, unless the context otherwise requires. Terms defined in this Agreement when preceded by the word "Project" shall have the same meanings with respect to EOP Project Entities and the interests of the Company and the EOP Investor therein as they have in this Agreement with respect to the Company and the interests of EOP and Wilson herein (with adjustments in cross-referenced section numbers and the like to correspond to the appropriate section numbers and the like in the constituent documents of the EOP Project Entity).

1.1.1 ADJUSTED BALANCE: For EOP, its Adjusted Capital from time to time minus $1,244,000 and for Wilson, its Adjusted Capital from time to time plus $1,244,000.

1.1.2 ADJUSTED CAPITAL: For each Member, such Member's Initial Cash Contribution and Additional Contributions (excluding Default Capital until and unless converted to Adjusted Capital or redeemed pursuant to SECTION 5.3.2) reduced by distributions of capital made to such Member pursuant to SECTION 5.7.2.4 and, in the case of Project Adjusted Capital, contributions pursuant to SECTION 3.7.

1.1.3 ADJUSTED DEFAULT CAPITAL: For each Member, the Member's Default Capital reduced by distributions of capital made to the Member pursuant to SECTIONS
5.7.1.2 and 5.7.2.2, and reduced to the extent a Member's Default Capital is converted to Adjusted Capital pursuant to SECTION 5.3.2 (Redemption of Contribution Default).

1.1.4 ADJUSTED PERMANENT CAPITAL AMOUNT: An amount equal to $6,986,000 for EOP and $7,014,000 for Wilson, less in the case of EOP 49.9%, and in the case of Wilson 50.1%, of the total capital invested by the Company in any Project Entity which is not returned or has not been returned, or deemed returned to the Company as described in SECTION 11.4, upon sale or other transfer of the applicable Project and liquidation of such Project Entity or upon the sale or other transfer of the Company Interest in such Project Entity, and as the same may be adjusted by written agreement of the Members entered into in their respective sole and absolute discretion.

1.1.5 AFFILIATE: Any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or under common control with, another person or entity, or in which the person or entity owns more than 50% of the capital, profits or voting interests, which term may be used as an adjective, noun or verb in any variation or tense.

1.1.6 AGREEMENT: This Agreement, including the Exhibits and Schedules to this Agreement, as amended from time to time.

1.1.7 CAPITAL PROCEEDS: The net cash or other amounts received by the Company directly or from a Project Entity from a Capital Transaction, including proceeds from the Capital Transactions from any Project Entity (including through a Project Entity from an Owner).

1.1.8 CAPITAL TRANSACTION: A sale or other disposition, financing or refinancing of a capital asset owned directly or indirectly by the Company, including (i) Projects or interests in real property owned by the Company, any Project Entity or any Owner and (ii) interests in any Project Entity or Owner. A Capital Transaction would include the receipt of a condemnation award, damages awarded in litigation attributable to damage to or a diminution in the value of the Project's real property that are not applicable to or paid as attorneys' fees and costs of the litigation, or insurance proceeds in each case related to a capital asset owned directly or indirectly by Company to the extent receipts from the awards or proceeds are not used to repair or restore such capital asset.

1.1.9 CODE: The Internal Revenue Code of 1986, as amended from time to time.

1.1.10 CONTRIBUTION PERCENTAGE: For Wilson, shall be equal to 50.1% and for EOP shall be equal to $49.9%.

1.1.11 DEFAULT CAPITAL: Capital contributed pursuant to SECTION 5.3.1 (Contribution by Other Members) that the contributing Member has elected to treat as such.

1.1.12 DEFAULT PREFERRED RETURN: A variable rate per annum equal to the highest "prime rate" as published from time to time by the Wall Street Journal (or a comparable publication if it is no longer being published) plus 8%, compounded annually, but in no event greater than is permitted by applicable law.

1.1.13 DILUTION AMOUNT: is defined in Section 5.3.2 (Redemption of Contribution Default).

1.1.14 DISTRIBUTABLE CAPITAL PROCEEDS: The excess of (a) (i) the Capital Proceeds from a Capital Transaction, and (ii) any decrease in the reserves of the Company or a Project Entity or Owner, to the extent such reserves were funded with proceeds from a Capital Transaction; over (b) the sum of (i) amounts paid or payable by the Company to satisfy any debt required to be repaid in connection with any Capital Transaction giving rise to the Distributable Capital Proceeds or to satisfy liabilities and expenses attributable to the Capital Transaction, (ii) any other costs or expenditures attributable to the Capital Transaction or which are then due and payable by the Company or the applicable Project Entity, (iii) such reserves as the Board determines are appropriate for the Company and its future needs in connection; (iv) repayment of all principal of and interest on the Company Required Funds Loans (provided that the amount paid with respect to Company Required Funds Loans does not exceed the aggregate amount in clause (a) that is derived from sources other than the Promotional Interest, unless the Capital Proceeds are from the disposition of the Last Project) and all interest on the Working Capital Line to the extent then due and payable; (v) the entire outstanding balance under the Working Capital Line if the Capital Proceeds are from the Last Project; and (vi) amounts needed to pay any unpaid expenses in the development budget for the applicable Project.

1.1.15 DISTRIBUTABLE CASH FLOW: The total Net Operating Cash Flow of the Company, after (i) payment of all expenses and obligations of the Company due and payable to Members and Affiliates of Members not already accounted for in the Net Operating Cash Flow calculation, (ii) the payment of current and reasonably anticipated operating obligations of the Company, and (iii) the creation of such reserves as the Board determines are appropriate for the Company and its future needs.

1.1.16 EOP ADDITIONAL NOTICE PERSON: Initially, shall mean Laura Hassan but may be changed at any time by EOP by giving notice to Wilson.

1.1.17 EOP INVESTOR: The EOP Group member which provides the Specified Equity for an EOP Project and holds the Direct EOP Interest in the EOP Project Entity, as provided in SECTION 3.3.

1.1.18 EOP PERCENTAGE INTEREST: A percentage from time to time equal to (i) the aggregate Adjusted Balance and Dilution Credits, if any, of EOP, divided by (ii) the aggregate Adjusted Balances and Dilution Credits, if any, of EOP and Wilson. The initial EOP Percentage Interest is 49.9%.

1.1.19 EXISTING PROJECT CONTRIBUTION AMOUNT: with respect to any Existing Project, shall mean that amount for such Project set forth on Exhibit B.

1.1.20 FORMATION DATE: June 20, 2000.

1.1.21 HAZARDOUS MATERIALS: Any substance: (i) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq., or (ii) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

1.1.22 LAST PROJECT: any Approved Project, the disposition of which would leave the Company without any (i) Approved Projects under development, or (ii) completed Approved Projects in which the Company continues to have its original ownership interest.

1.1.23 LIQUIDATING TRANSACTION: The sale or other disposition of the last Project in which the Company holds a direct or indirect interest or of all of the Company's interest therein, including a sale or disposition of all of the interest of the Company in the last Project Entity in which the Company holds an interest.

1.1.24 LIQUIDATION PROCEEDS: The net cash or other assets received by the Company from a Liquidating Transaction after payment of the costs the Company incurs with respect to the Liquidating Transaction, plus any reserves held (and no longer needed) by the Company with respect to the Projects that are the subject of such Liquidating Transaction.

1.1.25 MAJOR DECISIONS: Those decisions listed in SECTION 8.3 (Major Decisions) as requiring the approval of the Board.

1.1.26 MANAGER: Wilson and any successors as the manager of the Company as approved by the Board, but only in their role as manager and not as a Member hereunder.

1.1.27 MEMBERS: The members of the Company as they shall exist from time to time, including, initially Wilson and EOP, and later, any Member that may hereafter be admitted to the Company in accordance with the terms and conditions hereof and any permitted transferee of all or a portion of a Member's Membership Interest that is admitted as a substitute Member in accordance with SECTION 10 (Transfer of a Member's Interest).

1.1.28 MEMBERSHIP INTEREST: As to any Member at any given time, the Member's interest in the Company, including the Member's Adjusted Capital, Adjusted Balance, Adjusted Default Capital and Capital Account, Company Required Funds Loans, rights to distributions, Profits and Losses and any other rights and interests of the Member in the Company.

1.1.29 MONEY MARKET RATE: means the rate of interest paid on the Merrill Lynch Ready Assets Trust as reported in the Wall Street Journal, or if the Wall Street Journal ceases to report such rate, a comparable rate of interest.

1.1.30 NET OPERATING CASH FLOW: For the applicable period, means the excess (calculated on a "cash" basis in accordance with customary accounting practices for real estate entities consistently applied) of:

1.1.30.1 the gross cash revenues and monies received by the Company for the period from any source (including interest income, proceeds of rentaland business interruption insurance and the amount, if any, by which a previously established reserve is reduced, if the amount was established from operating revenues and the Board determines it will not be needed, and net proceeds from sales of personal and intangible property in the ordinary course of business), but not including cash revenues and monies received as (1) capital contributions to the Company, (2) loans or similar advances to the Company (including from Members), (3) any Distributable Capital Proceeds, (4) security deposits or prepaid rents from tenants, unless and until applied against tenant obligations under leases and (5) Liquidation Proceeds; over

1.1.30.2 to the extent not excluded pursuant to SECTION 1.1.30.1 above, the sum of all cash expenditures made by the Company, for or during the period for anything other than expenses related to Distributable Capital Proceeds or Liquidation Proceeds, including those relating to the operation, use, maintenance or repair of, or in connection with, a capital asset of the Company and all installments and payments of principal, interest and other sums, if any, paid during the applicable period in connection with any loans secured by a capital asset of the Company or other indebtedness of the Company, plus all reserves funded or established by the Company, but not including (1) those costs, expenses and capital expenditures paid from previously established reserves, (2) the costs and expenses incurred in connection with a Capital Transaction and paid from the gross proceeds from such Capital Transaction, (3) distributions to Members, or (4) repayment or return of security deposits.

1.1.31 OWNER: The entity owning all the tangible property or quasi-property interests comprising an Approved Project. The Owner may be a Project Entity if there are no investors in the Project other than an EOP Investor and the Company.

1.1.32 PERCENTAGE INTEREST(S): The EOP Percentage Interest and/or the Wilson Percentage Interest, as the same may change from time to time.

1.1.33 PROFITS OR LOSSES: If the Company's taxable federal income or taxable loss for a taxable year, as adjusted in the manner provided in subparagraphs (i) through (iv) below, is a positive amount, that amount shall be the Company's "PROFIT" for the taxable year; and if negative, that amount shall be the Company's "LOSS" for the taxable year. For each taxable year, the Company's taxable income or taxable loss for such taxable year, as determined under
Section 703(a) of the Code and Treasury Regulations Section 1.703-1 (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or taxable loss), but with the following adjustments:

1.1.33.1 Any tax-exempt income, as described in Section 705(a)(1)(B) of the Code, realized by the Company during the taxable year shall be taken into account in computing such taxable income or taxable loss as if it were taxable income.

1.1.33.2 Any expenditures of the Company described in Section 705(a)(2)(B) of the Code for the taxable year, including any items treated under Treasury Regulations Sec. 1.704-1(b)(2)(iv)(i) as items described in Section 705(a)(2)(B) of the Code, shall be taken into account in computing the taxable income or taxable loss as if they were deductible items.

1.1.33.3 Any items of income, gain, loss or deduction that are required to be allocated specially to the Members pursuant to SECTION 5.8.3 (Regulatory Allocations) shall not be taken into account in computing such taxable income or loss

1.1.33.4 In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing taxable income or loss, the Company shall compute these deductions based on the book value of Company property, in accordance with Treasury Regulations Sec. 1.704-1(b)(2)(iv)(g)(3).

1.1.33.5 Profit and Loss from the sale of any Company property shall be computed according to the book value of the Company property.

The book value of Company property shall be, as of any particular date, the value at which any asset of the Company is properly reflected on the books of the Company as of that date in accordance with the provisions of Treasury Regulations Sec. 1.704-1(b). 1.1.34 PROJECT CAPITAL INVESTMENT: With respect to a Project, the aggregate equity investment by the Company in such Project.

1.1.35 PROJECT COMMENCEMENT: The commencement of substantial construction on a Project beyond the demolition, environmental remediation and site grading stages of construction.

1.1.36 PROJECT COMPLETION: (a) the substantial completion of core and shell improvements on a Project, substantially and in all material respects in accordance with the Approved Project Items with respect thereto, together with
(b) the issuance of a temporary or permanent "certificate of occupancy" for the building core and shell, if and to the extent that such a certificate of occupancy can be obtained prior to the completion of tenant improvements.

1.1.37 PROJECT INVESTMENT: With respect to a Project, the aggregate investment (whether as equity or debt) by the Company in such Project.

1.1.38 PROJECT STABILIZATION: The date after the following requirements have been met: (a) Project Completion has occurred, (b) leases have been signed for the occupancy of not less than the greater of (i) 95% of the Market Average Occupancy, or (ii) 85% of the rentable space in the Project, (c) all of the events which are conditions precedent to the commencement of the leases referred to in clause (b) of this subsection have occurred other than the passage of time, and (d) all tenants under such leases have accepted all tenant improvements for which the landlord or Owner is responsible as being completed and have commenced paying rent. Manager shall notify the Board approximately 120 days prior to the date Manager believes will be the date Project Stabilization will occur and again when it believes that a Project has reached Project Stabilization. After Project Commencement, Manager shall report monthly to the Board regarding the progress toward Project Stabilization of each Project. As used in this subsection, "Market Average



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


Occupancy" means the most recently published data from reliable industry sources on the prevailing occupancy in the relevant market area in which the Project is located.

1.1.39 PROJECTED YIELD: With respect to a Project, (i) the projected net operating income in excess of operating expenses for the one-year period following Project Stabilization, divided by (ii) all projected costs associated with the Project prior to Project Stabilization.

1.1.40 PROMOTIONAL INTEREST: With respect to an EOP Project, the aggregate cash distributions the Company has received or would be entitled to receive from the EOP Project Entity under SECTIONS 0 and 0, or, with respect to Company Projects, the aggregate cash the Company has received or is entitled to receive as distributions from the corresponding Project Entity (the "PROJECT RETURN") to the extent it exceeds the Project Return to which the Company would be entitled if the Project Return were based solely on the Company's pro-rata percentage of the equity contributed to the Project Entity.

1.1.41 PRO-RATA: With respect to the Members, in proportion to their Percentage Interests at the time or times in question.

1.1.42 SUBSIDIARY(IES): Individually and collectively, Wilson/Equity Office, Inc., Wilson/Equity Office, L.P., the Project Entities and any Owners of EOP Projects or Company Projects and all other entities that are (or may be from time to time) owned or controlled directly or indirectly by the Company or in which the Company has an interest, including the Project Entities and the Owners.

1.1.43 WILSON GROUP: Wilson, the Wilson Principals, and their respective Affiliates, each or any of which may be referred to herein as a "member" of the Wilson Group.

1.1.44 WILSON PERCENTAGE INTEREST: A percentage from time to time equal to (i) the aggregate Adjusted Balance and Dilution Credits, if any, of Wilson, divided by (ii) the aggregate Adjusted Balances and Dilution Credits, if any, of EOP and Wilson. The initial Wilson Percentage Interest is 50.1%.

1.1.45 WILSON PRINCIPALS: William Wilson III, and, so long as they are employed by the Company or any Subsidiary, any of Thomas P. Sullivan, Jacqueline U. Moore, Richard Springwater, A. Robert Paratte, H. Lee Van Boven, Terry Reagan and Scott Stephens and any person who has comparable direct or indirect economic rights with respect to Wilson or the Company.

2. ORGANIZATIONAL MATTERS.

2.1 Formation. The parties to this Agreement have formed the Company as a limited liability company pursuant to the provisions of the Delaware Limited Liability Company Act (as amended from time to time, the "LLC ACT"). Unless otherwise expressly provided in this Agreement, the rights and liabilities of the Manager and the Members will be as provided in the LLC Act. To the extent the provisions of this Agreement conflict with any provisions of the LLC Act, the provisions of this Agreement will control, to the extent permitted by law,



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


and the conflicting provisions of the LLC Act will be deemed waived to the maximum extent permitted by law.

2.2 Name and Place of Business. The Company will transact business under the name of "WILSON/EQUITY OFFICE, LLC" or such other name as the Manager may hereafter select with the approval of the Board upon delivery of no less than thirty (30) days prior written notice thereof to the Members. The principal place of business of the Company shall be at 199 First Street, Suite 200, San Francisco, California 94105, or at such other place as the Board may hereafter determine upon delivery of no less than thirty (30) days prior written notice to the Members.

2.3 Purpose of the Company. The principal business and purpose of the Company is to (i) to acquire, own, operate and hold for long term capital appreciation interests in each of the Project Entities, (ii) to acquire, own, operate and hold for long term capital appreciation office real estate assets and interests in new and existing Projects in Northern California, and (iii) to provide development and property management services to certain Owners and certain other owners of real property. The Company may engage in all activities that are necessary and appropriate to the conduct of such business, but shall not engage in any other business or activity without the unanimous consent of all Members.

2.4 Certificate of Formation. Manager has prepared, executed and filed in the office of the Delaware Secretary of State the "Certificate of Formation" of the Company in accordance with the LLC Act (the "CERTIFICATE") and shall prepare, execute and file such amendments thereto as may be approved by the Members from time to time, and shall cause a certified copy of the Certificate to be filed or recorded in any county or location in which such filing or recording is required by law or is deemed appropriate by the Manager.

2.5 Other Certificates. The Members shall execute and Manager shall file and cause to be published or recorded from time to time such other statements, certificates and other documents as may be required by law or as the Manager deems appropriate in any state or county in which the Company transacts business.

2.6 Agent for Service of Process. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805. WILSON/EQUITY OFFICE, LLC, 199 First Street, Suite 200, San Francisco, California 94105, Attn: General Counsel is hereby designated as the agent of the Company upon whom process issued by authority of or under any law of the State of California may be served. The Manager may change the designation of the agent for service of process and make any necessary filing with the Secretary of State of the State of California.

2.7 Term. The Company will commence on the Formation Date, and, subject to the provisions of SECTION 12 (Dissolution and Winding Up), will continue until December 31, 2075, unless sooner terminated pursuant to the provisions of this Agreement.

2.8 Costs of Formation. The Company will reimburse each of the Members for its reasonable attorneys' fees and costs incurred in connection with the formation of the Company, including the preparation of this Agreement.

3. PROJECT INVESTMENT AND OWNERSHIP.

         3.1 Company Right of First Offer for New Project Opportunities in Northern California.

3.1.1 Qualifying Projects. Unless the Board otherwise agrees, the Company is to invest directly or indirectly only in real estate development projects ("PROJECTS") in Northern California suitable for long term investment that are expected to contain more than 75,000 rentable square feet of office space in office projects or more than 100,000 rentable square feet of office space in mixed-use office/retail/residential development projects ("QUALIFYING PROJECTS"). Qualifying Projects shall not include existing, already constructed office buildings not acquired with an intent to demolish and redevelop the property.

3.1.2 Company as Vehicle for Qualifying Projects. Company investments may take the form of interests in a Project Entity that directly owns a Project, or that is a co-investor or joint venturer with one or more outside property owners, investors or developers in a Project.

3.1.3 Presentation of Opportunities. The EOP Group and the Wilson Group will offer to the Company all investment opportunities relating to Qualifying Projects (the "OPPORTUNITIES") including Opportunities EOP may have involving unrelated third parties in Northern California. For the purposes of this SECTION
3.1 (Company Right of First Offer for New Project Opportunities in Northern California), notwithstanding the ownership structure in which a mixed-use Opportunity is held, all portions of the mixed-use Opportunity will be treated as a unified project and will not be "divided" up so that the Company (or the retail or residential developer) participates only in the office (or retail or residential) portions. The Wilson Principals and their Affiliates may participate in mixed-use Opportunities through their investments in or through Wilson/Meany, LLC, provided that if any mixed-use Opportunity involves joint ownership of the retail component by any member of the Wilson Group and Wilson/Meany, LLC (or another retail developer), Wilson will disclose such fact (and the economic interest of any member of the Wilson Group therein and all related information reasonably requested by EOP) to EOP at the time of the Opportunity is presented to the Board pursuant to SECTION 3.2 (Opportunity Approval Process). The EOP Group will not enter into another development joint venture a significant business activity of which is an ongoing development business for multiple projects in Northern California that solicits prospective Projects not already controlled by a third party developer who brings an investment opportunity to the EOP Group, nor will the EOP Group use the name of EOP, EOP OP or EOPT or any variation thereof containing the word "Equity" or "EOP" in the name of any development investment joint venture in Northern California while the Company remains in business and is not in the Winding Up Period; provided, however that EOP may identify any particular development property or properties as projects of "Equity Office."

3.1.4 EOP Excluded Opportunities. The obligation of the EOP Group to offer Opportunities to the Company will not apply to investments where the Opportunity is controlled by another party who is to be the developer. However, irrespective of whether the Opportunity arises pursuant to a development joint venture, a significant business activity of which is not a development business for multiple projects in Northern California, or under investments permitted by the preceding sentence of this SECTION 3.1.4, the EOP Group will not invest in such Opportunities unless Wilson is offered the right to invest (directly or indirectly) up to 20% of the equity that the EOP Group invests in such Opportunities on the same terms as the EOP Group, unless the developer controlling the Opportunity will not permit the EOP Group to participate if any member of the Wilson Group were to hold such a direct or indirect interest.

3.1.5 Wilson Passive Investment Opportunities. The obligation of the Wilson Principals to offer, and to cause their Affiliates to offer, Opportunities to the Company will not apply to investments in Opportunities with respect to which all of the following are true ("WILSON PASSIVE INVESTMENT OPPORTUNITIES") :

3.1.5.1 No member of the Wilson Group controls or manages the Project, Opportunity or owner of the Opportunity, nor is any Wilson Principal an officer, director, manager or managing member of any entity that does the foregoing;

3.1.5.2 William Wilson or other Wilson Principals or Affiliates do not own, collectively, more than the greater of (A) 20% or (B) $2 million (but not in any event to exceed 30%), of the contributed capital in the Opportunity or in the owner of the Opportunity (except that William Wilson may invest, on a passive basis, up to a total of $5 million (in the aggregate with respect to all Wilson Passive Investment Opportunities) in projects controlled and managed by (or for which the managing general partner or managing member receives a significant promotional interest and is controlled and managed by) his children without regard to these percentage limitations;

3.1.5.3 William Wilson or other Wilson Principals or Affiliates do not own and are not directly or indirectly entitled to percentages of the cash flow, income, profits or proceeds of the Opportunity or owner of the Opportunity greater than the percentages set forth in SECTION 3.1.5.2, above or corresponding to the capital interests permitted under SECTION 3.1.5.2 above;

3.1.5.4 None of William Wilson or the other Wilson Principals or their Affiliates are actively involved in the management, leasing, entitlement process, supervision of design or construction, raising of equity or otherwise actively involved in the development of the Opportunity; and

3.1.5.5 The involvement of Wilson Principals and their Affiliates is consistent with their duties as employees of the Company.

         The obligation of each Wilson Principal to offer Opportunities to the Company will continue so long as such Wilson Principal is an officer or employee of the Company and the Company remains in business and is not in the Winding Up Period, provided that in all events

William Wilson's personal obligation to offer Opportunities to the Company will remain in effect through the third anniversary of the Formation Date, even if he is no longer an officer or employee of the Company, unless the Winding Up Period has already commenced within such 3-year period.

3.2 Opportunity Approval Process.

3.2.1 Review of Opportunities. Manager will review and propose to the Board potential investments in Qualifying Projects in Northern California which it believes are in the Company's interest to pursue. Manager may cause the Company to expend up to $50,000 in out-of-pocket costs to unrelated parties or such greater sum as the Board may direct from time to time on any potential Qualifying Project before the related Opportunity is brought to the Board for an investment decision; provided, however that the Board has approved a budget line item for such expenditures and the Company's aggregate annual expenditures for such costs do not exceed the amount of such line item. The Company shall evaluate any Opportunity brought to the Company by the EOP Group in the same manner as if the Company staff or Wilson had first developed the Opportunity.

3.2.2 Board Approval. Notwithstanding that the Manager shall generally make the Members aware of the general progress of the Company in pursuing an Opportunity, because the decision of the Company to invest in a Qualifying Project would be a Major Decision requiring the approval of the Board as described in SECTION 8.3 (Major Decisions), the Members have agreed to a formal process culminating in a Board presentation in connection with the decision to invest in a particular Project. The Representatives may approve or disapprove any Opportunity for investment in the sole and absolute discretion of each Representative. Any Opportunity so approved for investment by the Board is referred to as an "APPROVED PROJECT." Concurrent with the Board making a Project an Approved Project, the Board shall decide (i) upon a maximum capital investment (the "MAXIMUM PROJECT INVESTMENT") in that Project, and (ii) if it wants the opportunity to revisit this decision prior to beginning construction (the "TWO STAGE PROCESS"). If the Board elects the Two Stage Process, then (a) the initial decision shall specify the maximum pre-construction capital investment (the "MAXIMUM PRE-CONSTRUCTION CAPITAL INVESTMENT") in the Project, and (b) prior to construction the Devco Board will decide upon a revised Maximum Project Investment in that Project and decide whether to commence construction. The First & Howard, Concar, the Ferry Building, and Fair Isaac Project shall be Two Stage Process Projects. The Maximum Pre-Construction Capital Investment for the Ferry Building and Concar shall be set forth in resolutions of the Board, but shall be deemed to be zero until so agreed. The second stage approval to commence construction shall be deemed to have been granted for Building 2 at First and Howard and Phase I (Buildings A and B) of Fair Isaac and the Maximum Project Investments for such Projects shall be set forth in resolutions of the Board, but shall be deemed to be zero until so approved.

3.2.3 Board Presentation and Wilson Recommendation. At the time a potential Opportunity is brought to the Board for an investment decision, the proposal will be accompanied by a written report prepared by Manager and containing the recommendation of Manager to proceed to make an investment in the Opportunity, together with the following information to the extent then available and any other items Manager chooses to present for the Board's approval at that time:

3.2.3.1 identification and physical description of the location and site, and a description of the known existing conditions and proposed improvements;

3.2.3.2 a preliminary development pro forma consisting of a proposed development budget, projected investment returns and valuations and project schedule;

3.2.3.3 a proposed ownership and capitalization structure, including the contemplated equity investments, if any, beyond the Company's proposed investment;

3.2.3.4 a proposed target range for entitlements;

3.2.3.5 conceptual drawings;

3.2.3.6 the proposed project architect and general contractor (if known);

3.2.3.7 description of any fees payable to Wilson and/or any Wilson Principal or Affiliates (which Wilson shall cause to be limited to market rates for actual services being performed or property being sold (as distinct from promotional or finder's fees));

3.2.3.8 a brief written statement of the project concept which will describe the target market segment and corresponding intended quality level of the improvements and any specific prospective tenants for the proposed development;

3.2.3.9 a proposed Maximum Pre-Construction Capital Investment; and

3.2.3.10 a proposed Maximum Project Investment.

         All the items described above in this SECTION 3.2.3 are referred to as "PROJECT APPROVAL ITEMS." Manager's presentation to the Board will also include a description of the Project market, terms of purchase for the real property, names of all sellers of the real property, a description of any material adverse conditions of the property known to Manager, a statement of projected net operating income, a description of the entitlements' projected timing and scope, and description of pursuit costs to date, together with other information called for in Exhibit C, in the form of Exhibit C. Exhibit C may be changed from time to time by the Board. Manager shall not be required to present to the Board any Opportunities that Wilson does not intend to instruct its Representatives to approve as described in SECTION 3.2.2. The Company shall not commence construction on any Approved Project prior to such Project becoming either an EOP Project or a Company Project. The Company shall not commence construction on any Approved Project for which the Board has chosen the Two Stage Process prior the Board expressly determining the revised Maximum Project Investment and expressly electing to commence construction.

3.3 EOP Projects. EOP will have the opportunity to provide, in its sole and absolute discretion, certain equity for Approved Projects on the following terms; it being agreed that EOP may elect in writing at any time by notice to Wilson and the Company to have its rights under SECTION 3.4 be exercised not by EOP but instead by any member of the EOP Group (EOP or such other member of the EOP Group that is wholly owned (directly or indirectly) by EOP OP or EOPT, if any, designated by EOP to exercise such rights herein called, an "EOP INVESTOR"), and following any such election all references herein to EOP in its capacity as an investor in and partner or member of the Project Entity will be deemed references to EOP Investor. Whether the rights are exercised by EOP or another EOP Investor, both will be bound by the elections made by EOP or the EOP Investor with respect to these rights and EOP OP will be obligated to fund or to cause the EOP Investor to fund all amounts that the EOP Investor is obligated to fund to the applicable Project Entity as required pursuant to SECTION 3.4.2.

3.4 Presentation to EOP. It is contemplated that at the time the Board first approves an investment in an Opportunity, and that Opportunity therefore becomes an Approved Project, it may not be known at that time whether and to what extent additional equity capital (in excess of what the Company will invest) will be needed for the Approved Project. However, at such time as the Manager reasonably deems appropriate and before any equity capital other than Company equity is solicited for investment in the Project Entity for the Approved Project, the Manager will submit the investment Opportunity to EOP (the "EOP INVESTMENT DETERMINATION"), providing EOP with (i) the amount of equity (the "SPECIFIED EQUITY") requested of EOP (which shall be Manager's best estimate of 60% (or such greater percentage as the Board may determine (in the sole and absolute discretion of each Board Member) for any Project) (in either event, the "SPECIFIED EQUITY PERCENTAGE"), of the total equity required for the Project),
(ii) the then-current approved budget and pro forma for the Project and (iii) the related Project Approval Items, for EOP to determine whether EOP desires to provide the Specified Equity for the Approved Project. EOP will deliver notice of its determination whether to provide such equity in writing within 30 days after the foregoing have been submitted to EOP, and EOP will be deemed to have elected not to make the requested equity investment in the Project Entity unless it elects in writing to commit to this investment within this period.

3.4.1 EOP Approval of EOP Project and Related Project Approval Items. If EOP elects to provide all of the Specified Equity, that Project will be an "EOP PROJECT" and the Company will provide the amount of equity (the "COMPANY SHARE OF EQUITY") equal to (i) the total estimated as required by Manager, multiplied by (ii) 100% minus the Specified Equity Percentage (the "COMPANY SHARE OF EQUITY PERCENTAGE"). For each EOP Project, EOP will have been deemed to have consented to the related Project Approval Items, as modified from time to time in accordance with this SECTION 3.4.1; it being agreed that notwithstanding any election by EOP to designate EOP Investor to exercise its rights under SECTION 3.4, EOP (and not EOP Investor) will have the exclusive right to exercise the rights of EOP under this SECTION 3.4.1, and EOP and EOP Investor will be bound by the acts or failures to act of EOP with respect to these rights under this
SECTION 3.4.1.

With respect to each EOP Project, EOP will have the right to approve material changes to any Project Approval Items in accordance with this SECTION 3.4.1 and
SECTION 8.4 (Member Decisions and Approvals; Conflicts of

Interest) and to approve other EOP Approval Matters, such approval not to be unreasonably withheld, conditioned or delayed, and EOP may not disapprove such items if such disapproval conflicts with previously approved Project Approval Items or other previously approved EOP Approval Matters. The Company shall not commence construction on any EOP Project, unless and until the Board has approved a detailed project budget for such Project, which approval shall be subject to the requirements of the immediately following sentence. Notwithstanding anything to the contrary herein (including the foregoing provisions requiring that EOP may not unreasonably withhold, condition or delay its consent to material changes to Project Approval Items), it shall be reasonable for EOP to withhold its consent (and EOP may withhold such consent in its sole and absolute discretion) to any (i) increases in the aggregate amount of the originally approved development budget of greater than 2.00% or (ii) changes to other Project Approval Items (as such Project Approval Items may have been approved by the Board in its sole and absolute discretion) which, when taken as a whole, result in (a) a Project of materially different size or materially different quality, (b) Projected Yield being less, by 50 basis points (0.50%) or more, than that projected in the then-approved development budget if the Projected Yield after such changes is more than 11.00%, (c) Projected Yield being less, by 25 basis points (0.25%) or more, than that projected in the then-approved development budget if the Projected Yield after such changes is less than or equal to 11.00%, or (d) the Projected Yield being less than 10.50%. With respect to each EOP Project, Wilson shall not unreasonably delay, withhold or condition its consent to any matter for which its consent is solicited by EOP to the extent the matter is one which EOP could not unreasonably delay, withhold or condition its consent if Wilson asked for EOP's approval thereto.

EOP will from time to time designate to Wilson in writing at least up to three officers, employees or agents of EOP or its Affiliates (each an "EOP APPROVAL PERSON") who will have the right to participate in and authority to grant approvals on behalf of EOP with respect to EOP Projects in accordance with this
SECTION 3.4.1, each with designated authority to grant or deny certain categories of approvals specified by EOP. Each EOP Approval Person will have the authority on behalf of EOP to give binding approvals with respect to such area of authority. At least one EOP Approval Person, who may be one of the EOP Representatives (the "GENERAL EOP APPROVAL PERSONS"), will have authority on behalf of EOP to give binding approvals in writing with respect to any approvals relating to an EOP Project or Project Approval Item, including Major Decisions with respect to such Projects.

This approval process will be generally as follows:

3.4.1.1 With respect to an EOP Project or a Company Project, Wilson and EOP will have the right to approve any changes to Project Approval Items which are material or which, when aggregated with other changes to Project Approval Items not previously approved, are material; provided, however, that consent to such material changes shall (i) not be unreasonably delayed, conditioned or withheld to the extent provided in SECTION 3.4.1, and (ii) not be required if such material change follows necessarily from previously approved Project Approval Items or EOP Approval Matters (other than matters where approval was required under this clause (ii)). Changes in Project Approval Items deemed to be material shall include the selection or change of the principal architect or general contractor for the Project or modifications which materially affect the overall quality or efficiency of the Project or the Project exterior or lobbies or the Project building systems. Matters described in this SECTION 3.4.1.1 are referred to as "MAJOR CHANGES."

3.4.1.2 Major Decisions and Major Changes on which EOP has approval rights are referred to as "EOP APPROVAL MATTERS." The Manager may not take or cause the Company to take actions on any EOP Approval Matters unless EOP has given its approval for such actions in one of the ways expressly set forth in this SECTION
3.4.1. All matters which do not constitute EOP Approval Matters may be managed and decided upon for the Company by the Manager and the Company staff under the Manager's direction acting reasonably and in good faith, provided EOP has been able to participate in relevant team meetings as provided in SECTION 3.4.1.4.

3.4.1.3 EOP Approval Matters which are decided at the Board level, during conferences or at meetings (whether face-to-face or telephonic) in which an EOP Representative and a Wilson Representative were present, or through other communications between Wilson and an EOP Representative or EOP Approval Person, will be deemed binding on EOP and Wilson for all purposes provided such approvals are expressly identified and described in written minutes of such meetings which are circulated to EOP by email to the EOP Approval Person or EOP Representative that took part in the telephone conference or meeting, with copy of the email to be sent by telecopy to that same EOP Representative or EOP Approved Person, the EOP Additional Notice Person and to one other EOP Approval Person, and expressly identified therein in capital, bold or italic letters, as EOP's consent to EOP Approval Matters, unless EOP objects to such minutes pursuant to SECTION 3.4.1.5.

3.4.1.4 The appropriate EOP Approval Persons may participate in Company team meetings relating to the EOP Project which are to be scheduled generally on a monthly basis, and decisions made at these meetings, including those related to EOP Approval Matters, will be deemed to have been made and approved by EOP and Wilson so long as at least one EOP Approval Person with the relevant authority and one Wilson Representative concurred in the decision, and further provided that such approvals are expressly identified and described in written minutes of such meetings which are circulated to EOP by email to the EOP Approval Person or EOP Representative that participated in the telephone conference or meeting, with copy of the email to be sent by telecopy to that same EOP Approval Person or EOP Representative, the EOP Additional Notice Person and to one other EOP Approval Person, and prominently expressly identified therein in capital, bold or italic letters, as EOP's consent to EOP Approval Matters unless EOP objects to such minutes pursuant to SECTION 3.4.1.5.

3.4.1.5 Minutes of the Board meetings will, and, at Manager's option, minutes of other conferences or meetings referred to in SECTIONS 3.4.1.3 and 3.4.1.4 (whether or not an EOP Approval Person or Representative attends) may, be produced by Manager or a person designated by Manager and any matters requiring the approval of the Members expressly identified and described in such minutes will be deemed approved by Wilson and EOP if, within the applicable Deemed Approval Period after delivery of minutes meeting the requirements specified above, such Member or its Representative does not object to such minutes in writing, explaining the matters objected to and correcting such minutes. The "DEEMED APPROVAL PERIOD" shall be 10 business days if the matter is a Major Decision and 5 business days if the matter is a Major Change.

3.4.1.6 To the extent not made at the Board level or otherwise approved as provided above, when Manager or the Company staff propose to make decisions that constitute EOP Approval Matters, Manager or the Company staff shall notify EOP of the proposed decision by written notice to an authorized EOP Approval Person expressly identifying therein in capital, bold or italic letters, the proposed change as potentially being an EOP Approval Matter with respect to the Project Approval Items and these changes will be deemed to be consented to by EOP if not objected to by EOP or an authorized EOP Approval Person in writing or by email within the applicable Deemed Approval Period in a notice specifying the proposal objected to and the reasons therefore.



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


3.4.1.7 Notwithstanding any of the provisions in this SECTION 3.4.1 regarding the process for confirming minutes of meetings or when any decision is binding on EOP or Wilson, whether involving an EOP Approval Matter or any other decision, any decision shall be deemed binding on EOP and Wilson whenever any EOP Approval Person with the relevant authority as specified herein and any Wilson Representative, has signed or initialed (which may be by facsimile) any writing that states the decision made, and expressly identifies such decision in capital letters or italics as an EOP Approval Matter.

3.4.1.8 Webcor Builders, Inc. ("WEBCOR") and the Commercial Interior Contractors division of WCP Services, Inc. ("CIC") will be deemed preapproved as contractors, provided, however, that Webcor may be disapproved at any time thereafter by any Member for cause.

3.4.1.9 Unless already submitted to the Board, items to which a party objects under the foregoing procedures which are not resolved through further discussion will be submitted to the Board for decision promptly following the request of either party pursuant to SECTION 13.1 (Disagreements).

3.4.2 EOP Project Owner Structure and EOP Capital. All EOP Projects (or the interest of the Company and the EOP Investor therein) will be held through a Project Entity in which the Company is the manager or general partner, as the case may be, and the Company and the EOP Investor are the members or limited partners (an "EOP PROJECT ENTITY"). The EOP Investor will provide the Specified Equity and the Company will provide the Company Share of Equity. If Wilson has conditioned its obligation to provide capital to the Company relating to the applicable EOP Project pursuant to SECTION 5.2.1, the date on which the Specified Equity and Company Share of Equity shall be due shall be the date Wilson becomes obligated to provide such capital to the Company, but may, in each party's respective sole and absolute discretion, be funded prior to such date. All such equity for an EOP Project will be funded pari passu by the EOP Investor and the Company on a ratable basis. Notwithstanding the above and notwithstanding anything to the contrary contained herein, (a) the EOP Investor shall not have to fund the Specified Equity in response to any Project Capital Call which the Company does not fund, provided such failure of the Company to fund is not due to EOP's failure to provide its required capital to the Company; and (b) the Company shall not have to fund the Company Share of Equity (nor shall Wilson or EOP have to contribute to the Company their allocable shares of the Company Share of Equity) in response to any Project Capital Call which the EOP Investor does not fund. Any equity, in addition to the Specified Equity and the Company Share of Equity, that turns out to be required for the EOP Project shall be handled as described in SECTION 5.2. The interests of the EOP Investor and the Company in the EOP Project Entity are referred to herein as the "DIRECT EOP INTEREST" and the "COMPANY INTEREST," respectively. Each EOP Project Entity Agreement will contain the analogous provisions and remedies for the failure of a member to make required contributions of Project Equity as are contained in
SECTION 5.3 (Failure to Make Contributions), except as otherwise expressly provided herein. Such agreements shall provide that the Project Distributable Cash Flow and Project Distributable Capital Proceeds from an EOP Project (which shall be determined after paying interest and principal on Project Required Funds Loans) shall be distributed as set forth below.

3.4.2.1 Project Distributable Cash Flow. Each EOP Project Entity will distribute Project Distributable Cash Flow to the Company and the EOP Investor, within thirty (30) days following the end of each calendar quarter, in the following order and priority; provided, however, that prior to Project Stabilization, Project Distributable Cash Flow will be distributed if and only if the EOP Project Entity has funded and maintains reserves at levels reasonably specified by EOP:

3.4.2.1.1 First, to the Company and the EOP Investor (ratably and pari passu, with neither having priority over the other) in proportion to each entity's accrued and unpaid Project Default Preferred Return, until the accrued and unpaid Project Default Preferred Return for each of such entities is reduced to zero;

3.4.2.1.2 Second, to the Company and the EOP Investor (ratably and pari passu, with neither having priority over the other) in proportion to each entity's Project Adjusted Default Capital, until the Project Adjusted Default Capital of each of such entities is reduced to zero; and

3.4.2.1.3 Third, to the Company and the EOP Investor (ratably and pari passu, with neither having priority over the other) in proportion to their Project Percentage Interests at the end of the calendar quarter for which the distribution is being made.

3.4.2.2 Project Distributable Capital Proceeds. Each EOP Project Entity will distribute Project Distributable Capital Proceeds to the Company and the EOP Investor, within sixty (60) days after receipt of the same, in the following order and priority:

3.4.2.2.1 First, to the Company and the EOP Investor (ratably and pari passu, with neither having priority over the other) in proportion to each entity's accrued and unpaid Project Default Preferred Return, until the accrued and unpaid Project Default Preferred Return for each of such entities is reduced to zero;

3.4.2.2.2 Second, to the Company and the EOP Investor (ratably and pari passu, with neither having priority over the other) in proportion to each entity's Project Adjusted Default Capital, until the Project Adjusted Default Capital for each of such entities is reduced to zero;

3.4.2.2.3 Third, to the Company and the EOP Investor (ratably and pari passu, with neither having priority over the other) in proportion to their Project Adjusted Capital, until the Project Adjusted Capital of each entity has been reduced to zero;

3.4.2.2.4 Fourth, to the Company and the EOP Investor (ratably and pari passu, with neither having priority over the other) in proportion to the amount (the "FIRST LEVEL RETURN AMOUNT") for each necessary to give each such member of the Project Entity a cumulative internal rate of return of 20% per annum (compounded annually) on its capital contributions to the Project Entity (excluding Default Capital) from time to time (for purposes of determining such internal rate of return, the Project Entity shall take into account the distributions paid to such members of the Project Entity pursuant to Sections 3.4.2.1.3, 3.4.2.2.3,
3.4.2.2.4 3.3.3.2.5 (but excluding 3.3.3.2.5.3) and 3.4.2.2.6 (but excluding



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


3.3.3.2.6.3) (collectively, the "Relevant Distributions") [[NOTE - THE FOLLOWING INSERT RE SECTION 5.7.4 RELATES ONLY TO PROJECT ENTITY AGREEMENTS FOR CONCAR, THE FERRY BUILDING, AND BUILDING NOS. 2 AND 3 OF FIRST & HOWARD] but the Project Entity shall disregard those distributions made to Company pursuant to Section
5.7.4 and shall instead treat such distributions pursuant to Section 5.7.4 as having been made to the EOP Investor]) until each has received from the Relevant Distributions an additional amount equal to its First Level Return Amount.

3.4.2.2.5 Fifth, (i) until the EOP Investor has received from the Relevant Distributions an amount equal to a cumulative internal rate of return of 25% per annum (compounded annually) on its capital contributions to the Project Entity (excluding Default Capital) from time to time (for purposes of determining such internal rate of return, the Project Entity shall take into account the Relevant Distributions paid to EOP Investor [[NOTE - THE FOLLOWING INSERT RE SECTION
5.7.4 RELATES ONLY TO PROJECT ENTITY AGREEMENTS FOR CONCAR, THE FERRY BUILDING, AND BUILDING NOS. 2 AND 3 OF FIRST & HOWARD] but the Project Entity shall disregard those distributions made to Company pursuant to Section 5.7.4 and shall instead treat such distributions pursuant to Section 5.7.4 as having been made to the EOP Investor]), and then (ii) to the EOP Investor and the Company (ratably, with neither having priority over the other) in the following proportions:

                  3.4.2.2.5.1 to the EOP Investor an amount equal to (A) its Project Percentage Interest minus 20%, times (B) the amount to be distributed;

                  3.4.2.2.5.2 to the Company an amount equal to (A) its Project Percentage Interest times (B) the amount to be distributed; and

                  3.4.2.2.5.3 20% to the Company as its Promotional Interest, and

                  3.4.2.2.6 Sixth, the balance to the Company and the EOP Investor (ratably, with neither having priority over the other) in the following proportions:

                  3.4.2.2.6.1 to the EOP Investor an amount equal to (A) its Project Percentage Interest minus 30%, times (B) the amount to be distributed;

                  3.4.2.2.6.2 to the Company an amount equal to (A) its Project Percentage Interest times (B) the amount to be distributed; and

                  3.4.2.2.6.3 30% to the Company as its Promotional Interest.

If, for any EOP Project, the Specified Equity is more or less than 60% of the total equity for such project (as may occur only if agreed by EOP and Wilson, each in its sole and absolute discretion), the percentages in SECTIONS 3.4.2.1.3, 3.4.2.2.4, 3.3.3.2.5 and 3.4.2.2.6 may be adjusted by the agreement of Wilson and EOP (each acting in its sole and absolute discretion).

3.4.3 EOP Project Owner Constituent Documents. The operating agreement, agreement of limited partnership, or other constituent agreements (each, an "EOP PROJECT ENTITY AGREEMENT") of each EOP Project Entity will reflect the matters set forth in Exhibit D. The EOP Project Entity Agreements shall provide that the Company's interest in the EOP Project Entity shall be held in the form of an "A UNIT," a "B UNIT" and a "C UNIT" representing membership or partnership interests in the EOP Project Entity. The A Unit shall entitle the Company to the Distributions that would be payable to EOP with respect to the Company Interest pursuant to SECTIONS 5.7.1 and 5.7.2 if (a) there were no Default Capital or Default Capital Return, (b) the Permanent Capital Amount for EOP and Wilson were zero, and (c) the Adjusted Balance of EOP and Wilson were equal to their Pro-Rata shares of the



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


applicable Project Capital Investment. The B Unit shall entitle the Company to the distributions that would be payable to Wilson with respect to the Company Interest pursuant to SECTIONS 5.7.1 and 5.7.2 (except for distributions with respect to any Promotional Interest) if (a) there were no Default Capital or Default Capital Return, (b) the Permanent Capital Amount for EOP and Wilson were zero, and (c) the Adjusted Balance of EOP and Wilson were equal to their Pro-Rata shares of the applicable Project Capital Investment. The C Unit shall entitle to Company to the Promotional Interest in the applicable Project. The EOP Project Entity Agreements shall provide for adjustments in entitlements of the A Unit and the B Unit as required to reflect changes in the Adjusted Capital of EOP and Wilson in the Company and changes in the EOP Percentage Interest and the Wilson Percentage Interest that may occur from time to time. The EOP Project Entity Agreements shall provide (the "PROJECT REFINANCE PROVISION") that in the event financing for the Project is obtained from a member of the EOP Group, then prior to maturity, EOP Investor would have the right to cause the borrower to refinance the Loan, subject to the approval (not to be unreasonably withheld) of Wilson and any members or partners of Owner (other than the Project Entity) which have the right to consent under the Owner's operating or partnership agreement. The EOP Project Entity Agreements shall further provide that (except for the First & Howard Project) the Project Entity shall not, from and after February 9, 2001, enter into partnership, operating agreements or other agreements involving third party investors in such Projects unless such agreements contain a provision (the "OWNER REFINANCE PROVISION") allow the Project Entity to cause the Owner to refinance such a loan as provided in the preceding sentence. The foregoing sentence shall not preclude any member of the EOP Group from requiring, as a condition to making a loan to the applicable Project Entity or the applicable Owner, that any Project Entity's operating agreement contain the Project Refinance Provision and that the Owner's operating agreement or partnership agreement contain the Owner Refinance Provision.

3.4.4 EOP Project Debt Financing. Manager will target EOP Projects to have a debt to equity ratio of 3.0 to 1.0 unless the Board determines that higher leverage is appropriate. The Company will offer EOP (by itself, or, if desired by EOP, through any of its Affiliates) the opportunity to provide construction and permanent financing for EOP Projects, as well as mezzanine financing if the EOP Project is to have mezzanine financing (collectively, "PROJECT FINANCING"). Manager shall, upon consultation with (and, at EOP's sole discretion, with the active involvement of) EOP obtain Project Financing proposals for EOP Projects but in connection therewith shall not bind the Company in any way without the express approval of the Board. EOP may also procure and present to Manager Project Financing proposals for EOP Projects. The Board shall have final authority to select and the Board will select the most favorable Project Financing proposal. Once such a proposal is approved, Manager will have full authority to negotiate and close the Project Financing, provided that Manager consults with and involves EOP in such negotiations (including those with respect to Project Financing documents), and further provided that such negotiations and closing are on terms consistent with the any terms and conditions approved or imposed by the Board. If EOP or such an Affiliate submits a proposal for Project Financing, the Company must accept such proposal if its terms, taken as a whole, are at least as favorable to the Company as the best of the other proposals, in Manager's reasonable judgment.

3.5 Company Projects. If in connection with an EOP Investment Determination, EOP has not elected to provide all of the Specified Equity for an Approved Project, the Company may invest in the proposed Approved Project and obtain all or any portion of the equity (or mezzanine debt, if applicable in accordance with and subject to the terms of SECTION 3.4.4) from sources other than EOP, provided that if the terms offered to the other equity investors or (if applicable) mezzanine debt sources (such investors and sources, collectively "INVESTORS"), taken as a whole, are more favorable than those offered to EOP at the time of the EOP Investment Determination, the opportunity to invest all of the Specified Equity (or such portion thereof a third party has agreed to provide) for that Approved Project will again be offered to EOP on those more favorable terms pursuant to the same procedures applicable to the original EOP Investment Determination pursuant to SECTION 3.4 (Presentation to EOP). For Approved Projects in which EOP made an EOP Investment Determination not to invest (the "COMPANY PROJECTS"), the Company shall establish and structure the Project Entity so that the Company shall be the manager or general partner of the Project Entity for the Project and the Company and the other Investors will be the members or limited partners of the Project Entity for the Company Project. The Company shall not commence construction on any Company Project, unless and until the Board has approved a detailed project budget for such Project, which approval will not be unreasonably withheld by any Member so long as (a) the total aggregate budgeted Project cost does not exceed 102% of (i) the budget approved by the Board under SECTION 3.2.3.2, or (ii) any then-existing updated budget approved by the Board in its sole and absolute discretion, or (b) (x) Projected Yield is no more than 50 basis points (0.50%) less than that projected in the then-approved development budget, if the Projected Yield in such budget (after application of the proposed change in budgeted Project cost) is more than 11.00%, or (y) Projected Yield for the Project (after application of the proposed change in budgeted Project cost) is no more than 25 basis points (0.25%) less than that projected in the then-approved development budget if the Projected Yield in such budget is less than or equal to 11.00%, but greater than or equal to 10.50%.

3.6 Non-Company Projects. Only if the Board rejects an Opportunity (including the Existing Projects) and the Wilson Representatives have voted in favor of the Company pursuing such Opportunity, may any of the Wilson Group, pursue the Opportunity on its own behalf (but without any equity contribution from the Company), with or without outside equity sources secured by them (each such Opportunity so pursued by any of the Wilson Group, a "NON-COMPANY PROJECT"), provided that the Company will not be required to and will not provide any guarantees or credit enhancement in connection with any Non-Company Project or undertake any liability or obligation of any kind or nature, contingent or otherwise, other than its obligation to provide services to the owner thereof, and provided further that, without the approval of EOP, none of the Wilson Group will undertake new Non-Company Projects where the Non-Company Project would materially impair the ability of the Company to pursue or execute existing and reasonably contemplated EOP Projects or Company Projects; it being agreed that Non-Company Projects underway from time to time which are not reasonably expected to occupy substantial portions of the time of the staff of the Company and which will not materially impair the ability of the Company to pursue or execute existing or reasonably contemplated EOP Projects or Company Projects will be permitted. Except with the consent of EOP, which may be given or denied in its sole and absolute discretion, Wilson will not undertake any Non-Company Projects which would be owned in whole or in part by a public real estate company that owns primarily office properties. The Company will have no ownership interest in any Non-Company Project but will provide development management and, if requested by the owner, leasing and property management services to the owner for the Company's standard fees as established from time to time pursuant to SECTION 4 (Third Party Development Management) and approved by the Board. The decision of the Company to enter into a development management agreement with the Owner of the Non-Company Project as described below shall constitute a Major Decision. So long as decisions with respect to the Non-Company Projects are addressed by the terms of a development management agreement or are not expressly specified as a Board decision pursuant to another section of this Agreement, such decisions shall not constitute Major Decisions. At Wilson's election, a Non-Company Project may be undertaken by an Affiliate of Wilson or the Wilson Group rather than Wilson and Wilson may establish a new entity to act as such as Affiliate. Members of the Wilson Group may act as the manager or general partner of the Owner for the Non-Company Projects; however, within a reasonable time after the formation of the Owner for the Non-Company Project (but before any agreements are undertaken or executed between the Company and the Project Entity), Wilson must disclose the terms of the proposed Wilson compensation (and other matters relating to the Wilson management for the Non-Company Project) to the Company and EOP. Any development management agreement between the Company and the Owner or any Affiliate thereof, shall be on the form attached as Exhibit E. The Wilson Group shall cause the role of all members of the Wilson Group in any Non-Company Project to be consistent with, and not unreasonably interfere with, their time and effort commitments and responsibilities to the Company as contemplated in this Agreement.

3.7 Existing Projects.

3.7.1 Pending Approval. The Board shall make the decision whether or not to approve Concar, First & Howard, Ferry Building and Fair Isaac as Approved Projects and EOP shall determine whether such Projects (except First & Howard buildings 1 and 4) will be EOP Projects by a date to be mutually and reasonable agreed by EOP and Wilson, and the Board and EOP will make the same determinations with respect to Larkspur Landing by a date to be mutually and reasonably agreed by EOP and Wilson (each such date, with respect to such Projects, the "DECISION DATE"). Prior to such decision, the Company shall manage the development of such Projects as if they were EOP Projects owned by an EOP Project Entity.

3.7.2 If Not Approved. If any of such Projects do not ultimately become Approved Projects, the EOP Group and the Wilson Group shall, within 10 days following the applicable Decision Date, transfer to the Company any interests they may have in such Projects (other than the rights of KFRITZ Investors, LLC under its option agreement with respect to First & Howard) in accordance with SECTION 3.7. If any of such Projects do not ultimately become Approved Projects, the Company shall thereafter dispose of such Projects in the manner described in SECTION 11.10 for Company Projects, provided that EOP shall be deemed the Marketing Member and Wilson the Non-Marketing Member pursuant to such provision. The Company shall pay EOP OP the respective amount for each such Project, if any, specified on Exhibit B to the extent of the sale proceeds; provided, however that EOP's consent (which may be granted or withheld in its sole and absolute discretion) shall be required for any disposition of such Projects which do not result in sufficient sale proceeds to pay EOP OP the respective amount for such Project specified on Exhibit B.

3.7.3 If Approved. If any of the Existing Projects becomes an Approved Project pursuant to approval by the Board, then all related Project documentation and materials delivered to EOP at least five business days prior to such approval or as part of the materials submitted to the EOPT Board of Trustees will be deemed to have been approved by Wilson and EOP, and to the extent covering the items described in SECTIONS 3.2.3.1-3.2.3.7, will constitute Project Approval Items deemed to have been approved by EOP and Wilson. In such event, the Company and EOP agree to cause the formation of the Project Entities for each of the Existing Projects that becomes an Approved Project within a reasonable time after such approval. Once the Project Entity and Owner for each such Existing Project that is so approved are formed, (i) the Wilson Group and Company will use reasonable efforts to cause all of the rights and interests in such Existing Project then held or controlled by the Wilson Group to be transferred to the Owner formed to hold such Project, and (ii) the EOP Group and the Company will use reasonable efforts to cause all of the rights and interests in such Existing Project then held or controlled by the EOP Group to be transferred to the Owner formed to hold such Project, each within a reasonable time after request by the Company but not later than the time of the commencement of demolition or other physical construction work on the Project. If any such transfer (or, if applicable, any transfer described in SECTION 3.7.1) is not reasonably practicable, then the Members shall reasonably cooperate to structure an arrangement substantially similar (including similar economic benefits to the Members and any EOP Investor including those described in SECTION 5.7.4, but excluding the specific circumstances of each such person (e.g. the taxes that such person might incur); provided, that to the extent it imposes no costs on the Members or any EOP Investor or any Affiliate thereof, such structure shall take account of the specific circumstances of the Members, the Wilson Principals and any EOP Investor) to that which would have been achieved by such a transfer.

3.7.3.1 If Approved as EOP Projects. If any such Existing Project is approved as an EOP Project, at the time such Project is transferred to the Project Entity or Owner, the EOP Investor with respect such Project shall be deemed to have made a contribution to the Project Entity in the applicable Existing Project Contribution Amount. Concurrent with such contribution the Company shall be obligated to contribute to the Project Entity an amount in cash to the Project Entity equal to the Company Share of Equity Percentage multiplied by the applicable Existing Project Contribution Amount. Notwithstanding anything to the contrary contained herein, the Project Entity shall distribute such contribution by the Company to the EOP Investor as a return of capital. If the Owner and Project Entity are not the same, the Project Entity shall be deemed to have made a contribution to the Owner in the amount of the applicable Existing Project Contribution Amount. Concurrent with such contribution, any parties other than the Company that have an interest in the Owner shall contribute to the Owner an amount in cash equal to their percentage interests in the Owner multiplied by the Existing Project Contribution Amount. The Owner shall distribute such contributions by such parties to any Project Entity as a return of capital, which shall (if such proceeds are Project Distributable Capital Proceeds) in turn distribute such contributions to the Company, which in turn shall (if such proceeds are Distributable Capital Proceeds) distribute such Contributions to the Members.

3.7.3.2 If Approved as Company Projects. If any such Existing Project is approved as a Company Project, at the time such Project is transferred to the Owner, the Owner shall pay EOP the applicable Existing Project Contribution Amount. Concurrent with such transfer, the Company shall be obligated to contribute to the Owner (through the Project Entity, if applicable) an amount in cash equal to the Company's Project Percentage Interest in the Owner multiplied by the applicable Existing Project Contribution Amount. If the Owner and Project Entity are not the same the Project Entity shall be deemed to have made a contribution to the Owner in such amount. Concurrent with such contribution, any parties other than the Company or Project Entity that have an interest in the Owner shall contribute to the Owner an amount in cash equal to their percentage interests in the Owner multiplied by the Existing Project Contribution Amount.

3.7.4 Manager to Take Actions. To the extent that this SECTION 3.7 refers to actions being taken by persons or entities that are not parties to this Agreement or who are not bound by the provisions of this SECTION 3.7, the Manager shall cause such persons and entities to take actions in accordance with the provisions of this SECTION 3.7.

3.8 Contribution of Projects. Existing Projects that become Approved Projects that are owned by a member of the EOP Group will be contributed (each, a "CONTRIBUTION") by such Owner to an Owner accordance with this SECTION 3.8 and
SECTION 3.7. Although a Project may be deeded directly to an Owner from a party other than EOP, for purposes of this Agreement and the constituent Project Entity documents such Projects will be treated as having been contributed to the Owner by EOP (referred to herein as the "CONTRIBUTOR").

3.8.1 Project Contribution Closing. The closing of a Contribution will take place on the date mutually and reasonably agreed by Manager and the Contributor from time to time (the "CONTRIBUTION CLOSING"). All Contributions and transfers of Existing Projects pursuant to this SECTION 3.7 shall be as-is, where-is and with all faults and without recourse, representation or warranty by the Contributor. On the Contribution Closing, the Contributor shall cause the appropriate Project or Contributor(s) interests therein to be conveyed and contributed to Owner by recording and delivering duly executed and acknowledged quitclaim deeds therefor to the Owner together with such other instruments of transfer or assignment as may be reasonably requested by the Manager and approved by the Contributor; provided, however, that if the Contributor is prevented from directly transferring the Project or its interests therein to Owner, solely by reason of restrictions contained in its current ownership documents, the Members shall cooperate in attempting to create an ownership, lease or management structure that will as nearly as possible provide the Owner with the same rights, obligations, risks, benefits and control as it would have had if it had received a quitclaim deed for the Project and the Members shall thereafter diligently pursue whatever reasonable steps are available to eventually transfer all of Contributor's right, title and interest in the Project to Owner. Upon the Contribution Closing, the Contributor shall also contribute or cause to be quitclaimed to the Owner all of the Owner's right, title and interest, if any, in and to any and all (i) assignable permits, variances, licenses and approvals of any kind from governmental or non-governmental persons or entities in connection with the design, construction or leasing of the existing or proposed improvements on that Project and copies of all plans, specifications, reports, applications, surveys and similar documents and materials relating to the Project or the related improvements, in the possession or under the control of the Contributor or of any of its Affiliates, (ii) existing improvements, machinery, equipment, furnishings and other tangible personal property located on or used exclusively in the maintenance or operation of the Project; (iii) easements, rights of way, privileges, licenses, appurtenances and other rights and benefits belonging to the Project; (iv) transferable or assignable permits, consents, authorizations, variances, waivers, licenses, certificates and approvals related to the Project; and (v) architectural, mechanical, engineering and other plans, specifications and drawings, all surveys and soil, environmental, engineering and other reports or studies in Contributor's or any of its Affiliates' possession or control, and all transferable or assignable warranties, representations, guarantees and other rights relating to the ownership, development, use and operation of the Projects.

3.8.2 Closing Costs; Prorations. The Owner will be responsible for any transfer taxes, escrow fees, recording costs, title insurance premiums, survey and other costs incurred in connection with the conveyance of a Project from the Contributor or its Affiliate to an Owner (excluding brokerage fees or commissions, as and to the extent set forth in SECTION 3.8.3 (Broker Fees)). All revenues and expenses of a Project shall be prorated between the current owner and the new appropriate Owner as of the date the deed is recorded.

3.8.3 Broker Fees. EOP, Wilson and Company acknowledge that no brokers will be involved in any Project Contribution and agree that if any broker claims a commission or finder's fee in a Project Contribution transaction, the Member through whom (or through whose Affiliate) such broker makes a claim will be responsible for said commission or fee and shall indemnify the other Members and their Affiliates against all costs and expenses (including reasonable attorneys' fees) incurred in defending against the same. None of the payments made by a Member pursuant to its responsibility under the preceding sentence will be treated as a capital contribution or credited to either Member's Adjusted Capital or Capital Account. Notwithstanding the foregoing the provisions of the two preceding sentences shall not apply if the amount of such commission or finder's fee and persons to whom such commission or finder's fee would be payable is approved by the Board when it approved the applicable Project Contribution. This provision will survive termination of this Agreement and dissolution of the Company.

4. DEVELOPMENT MANAGEMENT.

4.1 Development Management. The Company will provide all customary development and construction management services for each Approved Project and Non-Company Project (pursuant to a Development Agreement in the form attached hereto as Exhibit E). EOP shall assign or cause to be assigned to the Company or a designee approved by the Board, and the Company or such designee will assume, future responsibility for the third party development management contracts for 250 Embarcadero, San Francisco, 850 Cherry, San Bruno for the GAP, Rincon Restaurants and Island Park, and the Company or such designee will be entitled to all fees on a prorated basis accruing from the Formation Date and thereafter with respect to these contracts. The Company may also provide development consulting services for third-parties different from full-scope development management services, for such fees as Manager deems appropriate provided such third parties have no




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relation to any member of the Wilson Group and are at market rates of compensation for the services the Company will provide.

4.1.1 Development Fees for New EOP Projects. Development fees for new EOP Projects will be allocated and payable across the development period as set forth in this SECTION 4.1.1. Twenty-Five percent (25%) of the projected total fee will be payable in equal monthly installments during the expected preconstruction period, beginning when the Board approves a Project. If any of this portion of the fee remains unpaid on the date of Project Commencement, the unpaid portion will be paid on such date. However, not more than ten percent (10%) of the projected total fee will be payable prior to receipt of entitlements consistent with the then Project Approval Items and any other required entitlements (not to include receipt of a building permit or other permits to commence demolition and construction). Sixty-Five percent (65%) of the total projected fee will be paid in equal monthly installments from Project Commencement through projected Project Stabilization, and ten percent (10%) of the total fee will be paid at Project Stabilization. If prior to Project Stabilization, the Company Interest in an EOP Project is transferred to the EOP Group or if any Project or the Company Interest therein is sold or otherwise disposed of in a manner approved by the Board or otherwise allowed pursuant to this Agreement, the Company shall be entitled to receive from the Owner, in lieu of any further payments of development fees to the Company, a payment equal to any excess of (i) 3% of actual project costs (excluding land, but including both "hard" and "soft" costs) incurred through the date of transfer, disposition or sale, over (ii) the total fees paid to the Company to the date of the sale or disposition with respect to such Project.

4.1.2 Development Services and Fees for Parkside and Seaport Plaza.

4.1.2.1 The Company will provide development services for the Projects (previously owned by Cornerstone and to be owned by the EOP Group following the Merger) commonly known as the Parkside Project and more particularly described in Exhibit A-5 ("PARKSIDE") and as the Seaport Plaza Project and more particularly described in Exhibit A-6 ("SEAPORT PLAZA") which will not be Approved Projects. For Seaport, the monthly fee payable by the Owner to the Company shall be $45,844 and will be payable, on the first day of each month, for the period commencing on the Formation Date and ending December 31, 2000. For Parkside, the monthly fee payable, on the first day of each month, by the Owner to the Company shall be $106,100 and it will be payable for the period commencing on the Formation Date and ending December 31, 2001.

4.1.2.2 EOP OP shall cause the applicable members of the EOP Group to enter into agreements consistent with SECTION 4.1.2.1.

4.1.3 Development Fees for Existing Projects. Development Fees payable to the Company in respect of Existing Projects will be as follows if such Projects become Approved Projects:

4.1.3.1 First & Howard. As to First & Howard, development fees payable to the Company by the Owner will be 3% of total costs excluding land or option payments and excluding direct third-party costs paid (without duplication) by Cornerstone,



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


WWA Investors, LLC or KFRITZ Investors, LLC or the EOP Group prior to the Formation Date. These costs will be allocated as appropriate to each building within the Project, and the fee for each building will be 3% of the costs remaining for that building. These fees will be payable as described above for New Projects.

4.1.3.2 Concar, Ferry, Larkspur and Fair Isaac. As to the Existing Projects other than First & Howard, development fees payable to the Company by the Owner will be 3% of total project costs (excluding land) and will be payable as described in SECTION 4.1.1 for new EOP Projects. The preconstruction period will run from the Formation Date until the expected commencement of construction.

4.2 Property Management.

4.2.1 EOP Projects. An Affiliate of EOP designated by EOP will provide property management services payable by the Owners, at market fees for comparable services, for all Existing Projects and EOP Projects (subject to the rights of certain third party partners thereof to be co-managers in portions of First & Howard), and, subject to any approval rights of any Investors, for the Company Projects and Non-Company Projects.

4.2.2 Third-Party Projects. The Company may provide property management and leasing services for unaffiliated third-parties on such terms as the Manager deems reasonably appropriate.

4.3 Leasing. Unless otherwise approved by the Board, the Company, in cooperation with an Affiliate of EOP, will be responsible for leasing all EOP Projects and other Projects for which the Company provides development management services, except for the Company Projects and Non-Company Projects where the Owner selects another leasing agent. Each EOP Project will be identified as being developed by the Company and as a Project of EOPT on leasing signs and all other marketing materials. Whenever the Company provides leasing services, other than leasing services (unrelated to EOP Projects) for third parties, pursuant to this Agreement, the Company (or a wholly-owned subsidiary) will receive from the Owner 100% of a market leasing commission for all transactions where a commission is not paid to an outside broker and 50% of a market commission where a commission is paid to an outside broker or the EOP Group. For EOP Projects, 20% of the leasing commissions otherwise payable to the Company by the Owner will instead be paid to the EOP Group or its nominee; provided that if the EOP Group brings a tenant to the Company for any EOP Project or Company Project, and such tenant is not represented by an outside broker or tenant representative, the EOP Group will additionally receive 50% of a market leasing commission. If a prospective tenant is an existing tenant of the EOP Group or of related entities in which any of the parties constituting the EOP Group has an equity or other participating interest (other than any interest in connection with any Project in which the Company or any member of the Wilson Group then has a direct or indirect interest), then the EOP Group's leasing personnel shall be entitled to participate in the lease negotiations, but Manager, on behalf of the Company, will make the final decision on the lease and lease terms, which decision shall not be subject to Board approval so long as it is consistent with the Leasing Guidelines (as defined below). If a prospective tenant is an existing tenant of any member of the Wilson Group or of related entities in which any member of the Wilson



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


Group has an equity or other participating interest (including, Wilson/Meany or Non-Company Projects and in which the EOP Group does not have an interest) (other than any interest in connection with any Project in which the Company or the EOP Group then has a direct or indirect interest), then Wilson's leasing personnel shall be entitled to participate in the lease negotiations, but EOP will make the final decision on behalf of the Company on the lease and lease terms, which decision shall not be subject to Board approval so long as it is consistent with the Leasing Guidelines.

5. FINANCIAL MATTERS.

5.1 Initial Cash Contributions. To obtain additional capital from the Members the Company may request (a "CAPITAL CALL", which term also refers to capital calls made by the Board pursuant to SECTION 5.2.1) in writing that within ten
(10) business days following such written request, the Members shall make capital contributions (each an "INITIAL CASH CONTRIBUTION") to the Company in proportion to their Contribution Percentages (except for the first $2,483,033 contributed pursuant to this SECTION 5.1, which shall be contributed by EOP), of cash to the capital of the Company. If EOP Lender is obligated to fund amounts pursuant to the Wilson Loan documents and defaults on such obligations, Wilson's obligation to contribute such amounts to the Company pursuant to this SECTION
5.1 shall not arise until EOP Lender has cured such default and funded such amounts. If (i) Wilson has timely and properly requested (or is deemed to have automatically requested as described in the Wilson Note) an Advance (as defined in the Wilson Note) to meet a Capital Call, and (ii) EOP Lender is not in default of its obligations to fund such Advance, but EOP Lender is not obligated to fund such Advance, and (iii) no "Event of Default" has occurred under the Wilson Note, Wilson's and EOP's obligation to fund the Capital Call to which such Advance relates shall not arise until the earlier of (a) EOP Lender's funding of such Advance, or (b) an "Event of Default" has occurred under the Wilson Note. Wilson shall satisfy its obligation to contribute $8,911,137.20 to the Company by entering into and performing its obligations under that certain Contribution Agreement relating to the First & Howard Project dated as of December 21, 2000. The total maximum capital contributions that the Members may be required to make under this SECTION 5.1 shall not exceed the following:

EOP: $36,124,199.60

Wilson: $33,776,000.00

Each Member's Initial Cash Contribution shall, when made, be credited to the contributing Member's Capital Account and Adjusted Capital.

A Capital Call pursuant to this SECTION 5.1 may only be made by the Board or the Manager as follows:

5.1.1 Until the aggregate amount EOP has paid toward its Initial Cash Contribution is at least $13,244,000 the Manager may make a Capital Call at any time it believes it is in the best interest of the Company; provided that the amount of capital being requested of EOP pursuant thereto does not exceed $13,244,000 when added to the aggregate amount EOP has paid toward its Initial Cash Contribution.

5.1.2 The Board (with each Representative acting in its sole and absolute discretion) may elect to make a Capital Call at any time, for any purpose.



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


5.1.3 For a Project for which the Board has not elected the Two Stage Process, as and when funds are necessary or desirable in connection with the development of such Project, Wilson and EOP shall each cause their Representatives to cause the Board to make Capital Calls sufficient to fund the Company's share of any such funds, up to the Company's share of the approved Maximum Project Investment.

5.1.4 For a Project for which the Devco Board has elected the Two Stage Process, but not yet decided on a revised Maximum Project Investment, as and when funds are necessary or desirable in connection with the development of such Project, Wilson and EOP shall each cause their Representatives to cause the Board to make Capital Calls sufficient to fund the Company's share of any such funds, up to the Company's share of the Maximum Pre-Construction Capital Investment.

5.1.5 For a Project for which the Devco Board has elected the Two Stage Process, and has decided on a revised Maximum Project Investment, as and when funds are necessary or desirable in connection with the development of such Project, Wilson and EOP shall each cause their Representatives to cause the Board to make Capital Calls sufficient to fund the Company's share of any such funds, up to the Company's share of the Maximum Project Investment as so revised.

On or about the date of this Agreement, the Company shall borrow from the Working Capital Line (to the extent not previously borrowed from EOP) such funds as are or were previously required for the prudent operation of the Company and upon such borrowing, to the extent of available excess funds, any capital heretofore contributed to the Company shall be returned to the Members. Any prior borrowings by the Company from EOP shall be deemed to have been borrowed from the Working Capital Line. Unless the Members otherwise agree, the Company will make no distribution of Distributable Capital Proceeds to any Member which would reduce that Member's Adjusted Balance to an amount less than the Member's Adjusted Permanent Capital Amount from time to time. It is the intent of the Members to retain capital in the amount of Adjusted Permanent Capital Amount in the Company and to invest and reinvest as much as the Board may deem appropriate of this amount in Approved Projects; provided, that, after the occurrence of any Dissolution Event described in SECTION 12.1 (Dissolution) and the making of any equity investments which the Company is at that time required to make, the Adjusted Permanent Capital Amount for each Member will be reduced to $0. The Adjusted Permanent Capital Amount is a number used solely to determine the amount of Adjusted Capital that can be returned to the Members from time to time and will not be relevant for any tax or financial accounting purpose.

5.2 Additional Contributions and Loans.

5.2.1 Additional Capital Calls. After all Initial Cash Contributions have been made by the Members, the Board (with each of the Representatives acting in its sole and absolute discretion) may resolve to have the Company make a Capital Call upon its Members to contribute additional capital to the Company at any time specified by the Board and with respect to any Projects (or with respect to no particular Projects) specified by the Board; provided that, Wilson may, in its sole discretion, in accordance with the following sentence, condition its obligation to make its share of such contribution on the receipt by the Company (on Wilson's behalf) and/or Wilson of Distributable Capital Proceeds from a Project, in which event the effective date of the Capital Call for both Members will be the date of such receipt. Wilson shall inform the Board whether Wilson will so condition its obligation at the time the Project is brought to the Board under SECTION 3.2.3 (Board Presentation and Wilson Recommendation) and such condition shall be included as part of the Board's resolution approving that Project. With respect to any Capital Call, Wilson and EOP shall each provide




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


its Contribution Percentage of any funds required thereby. Capital Calls may be made for the operation, maintenance, development, or acquisition of Approved Projects or providing working capital or other funds for the Company. Except to the extent otherwise provided under SECTION 5.3 (Failure to Make Contributions), all such amounts contributed by Wilson and EOP pursuant to this SECTION 5.2.1 shall be deemed "ADDITIONAL CONTRIBUTIONS," and shall be credited to the contributing Member's Capital Account and Adjusted Capital.

No third party, including any creditor of the Company shall have any right to require Manager or the Board to make any Capital Call hereunder or to enforce the obligations of the Members to contribute initial or additional capital.

5.2.2 Loans of Required Funds.

5.2.2.1 Project Required Funds. If (i) any Member (the "PROJECT LENDING MEMBER") reasonably determines at any time that additional funds (the "PROJECT REQUIRED FUNDS") should be expended for the prudent operation, maintenance, completion or acquisition (if the acquisition has been approved by the Board) of development of Approved Projects (the "PROJECT REQUIRED EXPENDITURES"), (ii) the applicable Project Entity lacks such funds and is unable, within 20 business days after the Project Lending Member's request therefor, to borrow the same from a third party, without credit-enhancement or guaranties (except for customary non-recourse carve-outs, environmental indemnities and completion guaranties (each from the Company and the Members only)), on terms that are more favorable than the terms of the Project Required Funds Loans described below, and (iii) the other Member's Representatives have not consented to a proposed Board resolution authorizing a capital call for the applicable Project Entity to timely obtain such funds within 10 business days after the Project Lending Member's written request therefor, then upon the expiration of such 20 business day period, Manager shall cause the applicable Project Entity to borrow the Project Required Funds from the Project Lending Member on the terms set forth in this SECTION 5.2.2.1 and shall cause the applicable Project Entity to expend such funds on the Project Required Expenditures. The fact that the Board disapproves a loan satisfying the terms of subclause (ii) will not be deemed to render the Company "unable" to borrow such funds if the Representatives of the Project Lending Member have voted against such loan. The Project Lending Member's loan of the Project Required Funds (the "PROJECT REQUIRED FUNDS LOAN") shall be a loan to the Project Entity at the lesser of a variable interest rate equal to 30-day LIBOR plus 6.00% or the highest rate permitted by applicable law. Notwithstanding anything to the contrary herein and in all circumstances, the Project Required Funds Loans shall be paid by the Project Entity out of available funds before any distributions are made to its members or partners, including the Company. Each of the Project Required Funds Loans shall be evidenced by a promissory note in the form of Exhibit J.

5.2.2.2 Company Required Funds. If (i) any Member (the "COMPANY LENDING MEMBER") reasonably determines at any time that additional funds (the "COMPANY REQUIRED FUNDS") should be expended for the prudent operation of the Company (the "COMPANY REQUIRED EXPENDITURES") , (ii) the Company lacks such funds and is unable, within 20 business days after the Company Lending Member's request therefor, to borrow the same from a third party, without credit-enhancement or guaranties (except for customary non-recourse carve-outs and environmental indemnities from the Company and the Members only), on terms that are more favorable than the terms of the Company Required Funds Loans described below, and (iii) the other Member's Representatives have not consented to a proposed Board resolution authorizing a Capital Call for the Company to timely obtain such funds within 10 business days after the Company Lending Member's written request therefor, then upon the expiration of such 20 business day period, Manager shall cause the Company to borrow the Company Required Funds from the Company Lending Member on the terms set forth in this SECTION 5.2.2.2 and shall cause the Company to expend such funds on the Company Required Expenditures. The fact that the Board disapproves a loan satisfying the terms of subclause (ii) will not be deemed to render the Company "unable" to borrow such funds if the Representatives of the Company Lending Member have voted against such loan. The Company Lending Member's loan of the Company Required Funds (the "COMPANY REQUIRED FUNDS LOAN") shall be a loan to the Company at a variable interest rate equal to the lesser of 30-day LIBOR plus 6.00% or the maximum rate permitted by applicable law, and, notwithstanding anything to the contrary herein and in all circumstances, shall be paid by the Company before any distributions are made to the Members, and shall be evidenced by a promissory note containing terms generally required by sophisticated commercial lenders.

5.2.2.3 Repayment of Required Funds Loans. Manager shall cause the Company to repay Company Required Funds Loans prior to making any distribution to the Members of (i) any Distributable Cash Flow or (ii) any Capital Proceeds in excess of the amount of such Capital Proceeds which are a Promotional Interest. Manager shall cause the Company to repay Company Required Funds Loans from the Capital Proceeds of the Last Project prior to making any distribution to the Members of any Distributable Capital Proceeds from such Project.

5.3 Failure to Make Contributions. In the event that any Member does not make the full amount of any required Initial Cash Contribution or Additional Contribution pursuant to SECTIONS 5.1 (Initial Contribution) or 5.2 (Additional Contributions), the other Member will have the following rights and remedies with respect to the Member that has not contributed its full share (as applicable, the "NON-CONTRIBUTING MEMBER"):

5.3.1 Contribution by Other Member. The Member which has made its entire Initial Cash Contribution and Additional Contributions (each a "CONTRIBUTING MEMBER") may, but shall not be required to, contribute in cash all of the amount which the Non-Contributing Member failed to contribute (such amount, the "SHORTFALL AMOUNT"). Any such contribution of the entire Shortfall Amount (a "SHORTFALL CONTRIBUTION"), together with the amount (the "CONTRIBUTION AMOUNT") theretofore contributed by such Contributing Member for which corresponding contributions were not made by the Non-Contributing Member, shall be treated as Default Capital. Default Capital shall have the distribution priority set forth in
SECTION 5.7 (Distributions) and shall earn the Default Preferred Return until
(i) repaid by the Company, (ii) converted into Adjusted Capital pursuant to
SECTION 5.3.2, or (iii) redeemed pursuant to a Shortfall Redemption (as defined below) pursuant to SECTION 5.3.2. To the extent a Contributing Member makes its full share of the Initial Cash Contribution or Additional Contribution but does not contribute the entire Shortfall Amount, such contribution shall not be treated as Default Capital, but the




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Percentage Interests of each Member shall automatically be adjusted, at the time of such Contribution, as provided in the definitions of Percentage Interests.

5.3.2 Redemption of Contribution Default. Each Non-Contributing Member will have a period of six (6) months (the "REDEMPTION PERIOD") from the later of the date on which capital to be contributed pursuant to a Capital Call was due and payable (the "CALL DATE") or the date the Contributing Member makes a Shortfall Contribution, to make its capital contribution by paying (a "SHORTFALL REDEMPTION") an amount to the Contributing Member equal to the amount of Shortfall Contribution plus a return thereon at a rate equal to the Default Preferred Return. Upon any Shortfall Redemption the Contribution Amount shall be treated as Initial Cash Contribution or Additional Contribution, as applicable, for the Contributing Member and the Shortfall Contribution shall be treated as Initial Cash Contributions or Additional Contributions, as applicable, for the Non-Contributing Member, in each case, as of the date the Shortfall Amount was contributed by the Contributing Member and no further Default Preferred Return will accrue thereon. If a Non-Contributing Member fails to make a Shortfall Redemption within the Redemption Period, the contributions of the Contributing Member will continue to be treated as Default Capital, unless within ninety (90) days after the end of the Redemption Period the Contributing Member elects in writing to convert the Default Capital. Upon such conversion, (i) the Adjusted Capital of the Contributing Member shall be increased by the Shortfall Contribution and the Contribution Amount, (ii) the Contributing Member shall receive a "DILUTION CREDIT" in an amount equal to the Shortfall Contribution by the Contributing Member, and (iii) the Percentage Interests of each Member shall be adjusted as provided in the definitions of Percentage Interests. In the event a Contributing Member elects to convert such Default Capital into Adjusted Capital, it will not be entitled to any Default Preferred Return it otherwise would have been entitled to receive with regard to such Default Capital after the date the Contributing Member elects to make such conversion. An example of how the provisions of this SECTION 5.3 operate is attached on Exhibit L.

5.3.3 Redemption Failures by Wilson for EOP Projects. If Wilson fails to make, within the Redemption Period, an Additional Contribution or a Shortfall Redemption that relates to an EOP Project, such failure will not constitute a default by Wilson (provided that Wilson shall be deemed to be in default if Wilson fails to make an Additional Contribution in the event that (i) the amount of such required Additional Contribution plus all prior Advances under the Wilson Loan made through the Call Date is less than or equal to the Maximum Loan Amount (as defined in the Wilson Note) and (ii) Wilson did not request (and was not deemed to have requested) an Advance for the full amount of such required contribution); however, if the EOP Project for which the Capital Call was made is not performing substantially in accordance with the approved budget, leaseup proforma and leaseup schedule for that Project (as such budget, proforma or schedule may have been amended from time to time by the Board) at the end of twelve (12) months after the Call Date, at the end of such twelve (12) month period EOP will, with respect to that EOP Project, have the right to elect to make all Major Decisions and all other material decisions with respect to that Project (other than decisions involving a conflict of interest) and Manager shall implement such Major Decisions and other material decisions in good faith; provided that in making such decisions with regard to major leases, financing and sale of the Project, EOP shall first consult with, but shall not be required to obtain the consent of, Wilson.



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


5.3.4 Redemption Failures by EOP for EOP Projects. If EOP fails to make, within the Redemption Period, an Additional Contribution or a Shortfall Redemption that relates to an EOP Project, such failure will not constitute a default by EOP, but if the Project for which the Capital Call was made is not performing substantially in accordance with the approved budget, leaseup proforma and leaseup schedule for that Project (as such budget, proforma or schedule may have been amended from time to time by the Board) at the end of the twelve (12) months after Call Date, at the end of such twelve (12) month period Wilson will, with respect to that Project, have the right to elect to make all decisions, including Major Decisions with respect to that Project after consultation with, but without the consent of, EOP with regard to major leases, financing and sale of the Project (other than decisions involving a conflict of interest) and Manager shall implement such Major Decisions in good faith; provided that in making such decisions with regard to major leases, financing and sale of the Project, Wilson shall first consult with, but shall not be required to obtain the consent of, EOP.

5.3.5 Failure to Make Contributions for Projects. In the event a Member fails to make the full amount of any required Initial Cash Contribution or Additional Contribution and the full Shortfall Amount is not contributed by the other Member and if, as a result of such failure to make such Initial Cash Contribution or Additional Contribution, the Company is unable to make a required capital contribution to a Project Entity, the economic consequences of the Company's failure to make such required capital contribution to the EOP Project Entity shall be borne by the Member who fails to so contribute, and this Agreement shall be interpreted to so provide.

5.3.6 Exclusive Remedies. The Members expressly agree that the sole rights and remedies for the Company or any Member on account of the failure of any other Member to make Initial Cash Contribution or Additional Contributions or Shortfall Redemptions shall be as set forth in this SECTION 5.3, provided that the Manager, on behalf of the Company, may bring an action against EOP OP to enforce EOP OP's obligation to make capital contributions with respect to an EOP Direct Interest if the EOP Investor fails to do so, as provided in and subject to the terms and conditions of this SECTION 5 and SECTION 3.3 and SECTION 3.4.2 and the terms of the applicable EOP Project Entity Agreement. Notwithstanding the foregoing sentence, if (i) the contribution required of Wilson pursuant to a Capital Call plus all prior Advances under the Wilson Loan made through the Call Date is less than or equal to the Maximum Loan Amount (as defined in the Wilson
Note), and (ii) Wilson did not request (and was not deemed to have requested) an Advance for the full amount of such Capital Call, then the Members shall have all rights at law and in equity with respect to a breach of SECTIONS 5.1.3, 5.1.4, 5.1.5 or a Member's failure to timely contribute capital in response to a Capital Call pursuant to such Sections, and the non-defaulting member shall have all rights and remedies available at law or in equity and may bring an action of behalf of the Company to enforce any rights the Company may have with respect thereto.

5.4 EOP Working Capital Loan. To the extent necessary to fund the operations of the Company, at the request of Wilson from time to time EOP will make a revolving working capital line of credit of up to $1,000,000 available to the Company, at a floating daily interest rate ("LOAN RATE") of the greater of (i) nine percent (9%) per annum or (ii) three (3)




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percentage points above 30 day LIBOR from time to time (but not to exceed the maximum rate permitted by applicable law) and otherwise pursuant to terms in a loan agreement and note containing terms generally required by sophisticated commercial lenders. Outstanding amounts under the working capital line will be repaid from the Net Operating Cash Flow of the Company after repaying all amounts due under Company Required Funds Loans, if any, and after creating a reasonable working capital reserve and provision for tax distributions, as reasonably determined by the Manager, and may be re-borrowed from time to time on the same basis as originally drawn (the "WORKING CAPITAL LINE"). No more than $1,000,000 may be outstanding under the Working Capital Line at any time. All amounts outstanding under the Working Capital Line will be due and payable on demand by EOP upon the earlier to occur of (i) 180 days after the occurrence of any Dissolution Event described in SECTION 12 (Dissolution), (ii) the completion of the Winding Up Period, or (iii) any disposition of the Last Project. Manager shall cause the Company to repay the entire Working Capital Line prior to making any distribution to the Members of any Capital Proceeds from the Last Project. EOP shall have no obligation to fund any amounts under the Working Capital Line following the occurrence of a Dissolution Event or if the Company is in the Winding Up Period. "LIBOR" means the London Interbank Offered Rate as reported from time to time in the Wall Street Journal, regardless of what rates or alternative quotations might be used or available to (or to any lender to) the Company, or any Member or any of their respective Lenders. Drawings under the Working Capital Line will be funded to the Company's designated account within three business days after request upon receipt of Manager's telephonic request therefor (provided written confirmation is received by EOP on the following day) if such receipt is made by 1:00 p.m., San Francisco time, on that business day, or on the following business day, if the request is made later.

5.5 Guarantees.

5.5.1 Recourse Liabilities. Upon the Board's approval of any loans to be obtained by the Company, a Project Entity or an Owner for an EOP Project or a Company Project in accordance with SECTION 8.3.9 of this Agreement, or if such agreement was part of the terms on which the Board approved a Project as an Approved Project, each Member (or at such Member's election, in its sole discretion, an Affiliate of comparable or greater financial strength, each a "MEMBER GUARANTOR") shall provide guarantees of any environmental liabilities, customary non-recourse "carve outs" and completion guaranties as may be required by the applicable lender. All other forms of guarantees of the obligations of the Company, a Project Entity or an Owner may be given or denied by each Member in its sole and absolute discretion. Furthermore, at the request of Manager, any of the EOP Group entities may, in its sole and absolute discretion, provide credit enhancement involving direct or indirect recourse liability, in connection with any loan approved by the Board. If, at the request of Manager, such EOP Group entity agrees to provide such credit enhancement, the Manager will cause the Company to pay such EOP Group entity a credit enhancement fee from the Project Entity or Owner of 1% per year of the amount of credit enhanced, payable (and fully earned) in advance each year. The assumption by any member of the EOP Group of liability for customary non-recourse carve-outs, environmental indemnities and completion guaranties will not be considered a credit enhancement. The assumption of such liability by any member of the EOP Group, other than EOP, shall be at its sole and absolute discretion.



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


5.5.2 Reimbursement. If demand is made on any Member or Affiliate of such Member (including a Member Guarantor) for payment under any guaranties (the "SHARED GUARANTIES") or any such party pays any amounts under any Shared Guaranties, or if any obligations for liabilities under Shared Guaranties are satisfied from any such party's assets, such Member who pays or whose Member Guarantor or other Affiliate pays (a "PAYING MEMBER GUARANTOR") shall notify the other Members of such demand, payment or satisfaction and request that each such other Member pay its Pro-Rata share of the demand made on the Paying Member Guarantor or the payment or satisfaction made by the Paying Member Guarantor. The Paying Member Guarantor may include in its request for payment all amounts paid or expended in connection with the Shared Guaranties, including all amounts paid or incurred by the Paying Member Guarantor in administering or defending against the guarantee or other agreement. Each request for payment by the Paying Member Guarantor shall be treated for all purposes as a Capital Call. All amounts so paid by the Paying Member Guarantor (net of payments to it by the Company pursuant to this SECTION 5.5.2) to the Company by a Member or its Member Guarantor, shall be deemed an Additional Contribution made by such Member. Each Member that directly or through its Member Guarantor(s) pays its Pro-Rata share of the total amount due under the Shared Guaranty and the Paying Member Guarantor's administration and defense costs shall be deemed a Contributing Member. Any Member who fails to make its required contribution shall be deemed a Non-Contributing Member and the amount not contributed shall be the Shortfall Amount and the Paying Member Guarantor shall be deemed to have made the Shortfall Contribution. Contributing Members shall have all of the rights, options and remedies set forth in SECTION
5.2.2.2 (Failure to Make Contributions) with respect to such Shortfall Amount and with respect to their contribution. All amounts paid by or on behalf of Contributing Members shall be credited to their Adjusted Capital and their Capital Accounts, and all such amounts shall be promptly distributed by the Company to the Paying Member Guarantor upon receipt, to the extent the Paying Member Guarantor has previously made payment or satisfaction to the applicable creditor or claimant in excess of its Member's Pro-Rata share of the amount payable to such creditor or claimant.

5.5.3 Reimbursement by EOP OP. In the event an EOP Investor and the Company provide, collectively, a guarantee of any environmental liabilities, customary non-recourse "carve outs" and completion with respect to an EOP Project, all the EOP Investors (jointly and severally) and the Company shall enter into an agreement whereby the EOP Investors jointly and severally shall reimburse the Company and the Company shall reimburse the EOP Investor for any disproportionate share of amounts paid pursuant to such guarantee if such payments were not necessitated by Manager's gross negligence, willful misconduct or breach. EOP OP shall guarantee the obligations of the EOP Investors to the Company under any such agreement up to a maximum aggregate liability of $5,000,000 for all such agreements.

5.6 Capital Accounts. A capital account ("CAPITAL ACCOUNT") shall be maintained for each Member. Capital Accounts shall be maintained in accordance with Treasury Regulations Sec. 1.704-1(b)(2)(iv). For purposes of computing Capital Account balances in connection with allocations of Profits and Losses under
SECTION 5.8 (Allocations of Profits and Losses), a Member's Capital Account balance shall be deemed to include its share (determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i)(5), as applicable) of "partnership minimum gain" (as defined in Treasury Regulations ("REGULATIONS") Sec. 1.704-2(d)), and "minimum gain attributable to partner non-recourse debt" (as defined in Treasury Regulations Sec. 1.704-2(i)).

         If the Board shall determine at any time that it is prudent to modify the manner in which the Capital Accounts, or any related debits or credits, are computed in order to comply with the applicable Regulations, then to the extent that such amendment or other modification does not materially adversely affect the economic interests of any Member (including causing any Member to recognize income or gain substantially earlier that it otherwise would or causing any Member not to recognize losses later than it otherwise would), the Board may amend this Agreement accordingly.

The Board may elect to increase or decrease the Members' Capital Accounts in connection with certain events, as specified in Treasury Regulations Sec. 1.704-1(b)(2)(iv)(f)(5), to reflect a revaluation of Company property on the Company's books. Any such revaluation shall be based on the agreement of the Members as to the value of the Company's property or, if they cannot agree, then on an independent appraisal of the value of the Company's property. If the Board elects to undertake such a revaluation, the adjustments to Capital Accounts shall be made in accordance with Treasury Regulations Sec. 1.704-1(b)(2)(iv)(f).

Any loans made by the Members to the Company shall be accounted for in separate loan accounts, and payments of principal and interest on such loans shall not affect or be reflected in the Members' Capital Accounts or Adjusted Capital.

5.7 Distributions.

5.7.1 Distributable Cash Flow. The Company will distribute any Distributable Cash Flow quarterly, within thirty (30) days following the end of each calendar quarter, in the following order and priority:

5.7.1.1 First, to the Members in proportion to each Member's accrued and unpaid Default Preferred Return, until the accrued and unpaid Default Preferred Return for each of the Members is reduced to zero;

5.7.1.2 Second, to the Members in proportion to each Member's Adjusted Default Capital, until the Adjusted Default Capital for each of the Members is reduced to zero;

5.7.1.3 Third, to the Members, Pro-Rata, except that any Distributable Cash Flow that consists of distributions received by the Company with respect to a Promotional Interest in Project Distributable Cash Flow received from a Company Project will be distributed seventy-five percent (75%) to Wilson and twenty-five percent (25%) to EOP.

5.7.2 Distributable Capital Proceeds. The Company will distribute (or retain as provided in this SECTION 5.7.2) Distributable Capital Proceeds (other than Liquidation Proceeds), within sixty (60) days following the receipt of such Capital Proceeds, in the following order and priority:

5.7.2.1 First, to the Members in proportion to each Member's accrued and unpaid Default Preferred Return, until the accrued unpaid Default Preferred Return for each of the Members is reduced to zero;

5.7.2.2 Second, to the Members in proportion to each Member's Adjusted Default Capital, until the Adjusted Default Capital for each of the Members is reduced to zero;

5.7.2.3 Third, the Company shall retain an amount equal to the amount, if any, by which the amount of aggregate Project Investments (at such time) of the Company in ongoing Projects (other than the Project to which the specific Distributable Capital Proceeds being distributed relate) is less than the aggregate Adjusted Permanent Capital Amount for EOP and Wilson; and

5.7.2.4 Fourth, to the Members in proportion to the amounts, if any, by which each Member's Adjusted Balance exceeds its Adjusted Permanent Capital Amount at the time of the distribution, until each Member's Adjusted Balance is equal to its Adjusted Permanent Capital Amount; and

5.7.2.5 Fifth, the balance, minus any Promotional Interest that has been earned on the Project to which such Distributable Capital Proceeds relate, to the Members Pro-Rata; and

5.7.2.6 Sixth any Promotional Interest that has been earned with respect to the Project to which such Distributable Capital Proceeds relate will be distributed
(i) to Wilson if such Project is an EOP Project or (ii) seventy-five percent (75%) to Wilson and twenty-five percent (25%) to EOP if such Project is a Company Project.

5.7.3 Distributions In Kind. Notwithstanding the provisions of SECTION 5.7.2, any amounts received by the Company from or with respect to the sale (and not distribution) to an EOP Group Member of any B Unit or C Unit by the Company pursuant to Section 11, including any income, distributions and returns on such interests pursuant to SECTION 11.4.3 shall be distributed to Wilson, less any amount which would not have been paid to Wilson if the distribution had been treated as the Capital Proceeds from a Capital Transaction and the Distributable Capital Proceeds distributed through the application of Section 5.7.2.

5.7.4 Specified Project Allocations.

5.7.4.1 Definitions.

5.7.4.1.1 "BASE AMOUNT": $1,903,800 as adjusted pursuant to Section 5.7.4.4.

5.7.4.1.2 "CONCAR BASE AMOUNT": $304,608 as adjusted pursuant to Section
5.7.4.4.

5.7.4.1.3 "CONCAR RETURN": the amount that would need to be paid as a return on the Concar Base Amount so that, based on the periods from the Formation

Date until the Concar Base Amount and Concar Return (including any portion thereof) are paid to Wilson pursuant to this SECTION 5.7.3, the Concar Base Amount would have received an internal rate of return (per annum) equal to the EOP IRR for the Concar Project, taking account of all payments in respect of the Concar Base Amount and the Concar Return (including the timing of such payments).

5.7.4.1.4 "EOP IRR": the internal rate of return (as a percentage per annum return) realized or deemed realized on the Direct EOP Interest (excluding Default Capital) in each Specified Project, if such Specified Project were to have been sold at the same actual or implied Project Price as was used to determine the Company Proceeds and at the same time as (i) the Presumed Closing Date in the case of a sale or distribution of Project Entity Units to EOP, or
(ii) the actual date of sale otherwise, and the proceeds from such actual or deemed sale and all other funds and assets (including the mutually agreed net value of reserves in excess of then currently incurred third party liabilities and if not so agreed then as reasonably determined by the Company's independent accountants) of the applicable Project, Project Entity and Owner, if any, after deducting therefrom all debts (including any Project Required Funds Loans and unpaid interest thereon), liabilities and expenses (including the assumed 1.5% sale expenses for deemed Sales) of the Project, Project Entity and Owner, were distributed as Project Distributable Capital Proceeds according to SECTION
3.4.2.2 (disregarding the effect of this SECTION 5.7.4); provided that any distributions to the Direct EOP Interest on account of Project Default Capital and Project Default Preferred Return shall be ignored for purposes of calculating the EOP IRR. If any of the Specified Projects becomes a Company Project rather than an EOP Project, the EOP IRR for such Project will be based on the internal rate of return of EOP's Percentage Interest in Project Adjusted Capital invested by the Company in such Project. Such internal rate of return to be based on those Distributable Capital Proceeds with respect to such Project paid or deemed paid to EOP pursuant to SECTION 5.7.2, disregarding the effect of this SECTION 5.7.4, and (i) assuming the Adjusted Permanent Capital Amounts for EOP and Wilson were each zero; (ii) assuming that the Adjusted Balance for each of EOP and Wilson is equal to such Members Pro-Rata share of the applicable Project Capital Investment; (iii) ignoring any distributions on account of Default Capital and Default Preferred Return; and (iv) ignoring repayments and returns on any Company Required Funds Loans made by EOP. If any Specified Project does not become an Approved Project, the Base Amount will not change but the portion of the Base Amount allocated to such Specified Project under this
SECTION 5.7.4.1 shall be re-apportioned among the remaining Specified Project Base Amounts, in proportion to such remaining Specified Project Base Amounts, and each of such Specified Project Base Amounts will increase accordingly.

5.7.4.1.5 "FERRY BASE AMOUNT": $342,684 as adjusted pursuant to Section 5.7.4.4.

5.7.4.1.6 "FERRY RETURN": the amount that would need to be paid as a return on the Ferry Base Amount so that, based on the periods from the Formation Date until the Ferry Base Amount and Ferry Return (including any portion thereof) are paid to Wilson pursuant to this SECTION 5.7.3, the Ferry Base Amount would have received an internal rate of return (per annum) equal to the EOP IRR for the Ferry Project, taking account of all payments in respect of the Ferry Base Amount and the Ferry Return (including the timing of such payments).

5.7.4.1.7 "FIRST/HOWARD BUILDING 2 BASE AMOUNT": $894,786 as adjusted pursuant to Section 5.7.4.4.

5.7.4.1.8 "FIRST/HOWARD BUILDING 2 RETURN": the amount that would need to be paid as a return on the First/Howard Building 2 Base Amount so that, based on the periods from the Formation Date until the First/Howard Building 2 Base Amount and First/Howard Building 2 Return (including any portion thereof) are paid to Wilson pursuant to this SECTION 5.7.4, the First/Howard Building 2 Base Amount would have received an internal rate of return (per annum) equal to the EOP IRR for the first building of the First & Howard Project, taking account of all payments in respect of the First/Howard Building 2 Base Amount and the First/Howard Building 2 Return (including the timing of such payments).

5.7.4.1.9 "FIRST/HOWARD BUILDING 3 BASE AMOUNT": $361,722 as adjusted pursuant to Section 5.7.4.4.

5.7.4.1.10 "FIRST/HOWARD BUILDING 3 RETURN": the amount that would need to be paid as a return on the First/Howard Building 3 Base Amount so that, based on the periods from the Formation Date until the First/Howard Building 3 Base Amount and First/Howard Building 3 Return (including any portion thereof) are paid to Wilson pursuant to this SECTION 5.7.3, the First/Howard Building 3 Base Amount would have received an internal rate of return (per annum) equal to the EOP IRR for the second building of the First & Howard Project, taking account of all payments in respect of the First/Howard Building 3 Base Amount and the First/Howard Building 3 Return (including the timing of such payments).

5.7.4.1.11 "RETURNS": the sum of the Concar Return, Ferry Return, First/Howard Building 2 Return and First/Howard Building 3 Return collectively, or individually the "RETURN."

5.7.4.1.12 "SPECIFIED PROJECTS": collectively, Ferry Building, Concar, and Buildings 2 and 3 of the First and Howard Projects.

5.7.4.1.13 "SPECIFIED PROJECT ALLOCATION AMOUNT": the sum of the Base Amount and Returns.

5.7.4.2 Return of Base Amount. Specified Project Funds as described in this Section are to be specially allocated and distributed to Wilson as provided herein, notwithstanding the provisions of SECTION 3.4.2.2 and SECTION 5.7.2. Specified Project Funds used to pay the Base Amount are not to exceed $2,144,200.

The "SPECIFIED PROJECT FUNDS" are the first amounts that the EOP Investor and EOP (through its interests in the Company) would otherwise have been entitled to receive pursuant to SECTION 3.4.2.2 and SECTION 5.7.2 from the disposition of each Specified Project or Project Entity owning the Specified Projects after the EOP Investor had received the return of Project Default Capital, Project Default Preferred Return and return of invested capital under

SECTIONS 3.4.2.2.1, 3.4.2.2.2 and 3.4.2.2.3, and EOP had similarly received the return of Default Capital, return on Default Capital and return of invested capital under SECTIONS 5.7.2.1, 5.7.2.2 and 5.7.2.4. For this purpose it is to be assumed that (i) the provisions for the retention of the Company's permanent capital are ignored so that the Adjusted Permanent Capital Amounts for EOP and Wilson were zero; (ii) the Adjusted Balance for each of EOP and Wilson is equal to their respective Member's Pro-Rata share of the applicable Project Investment (i.e. 49.9/50.1 unless subsequently changed); (iii) the effect of distributions reallocated under this SECTION 5.7.4 is to be ignored, so that EOP is treated as having received the distributions that this Section specially allocates to Wilson; and (iv) any Company Required Funds Loans advanced by EOP are ignored. For this purpose it is also assumed that in the case of any distribution of the A Unit to EOP or acquisition of the B and C Unit by EOP, the Specified Project Funds are calculated and paid as if the Project had been sold at the Project Price and the Project Proceeds were distributed according to SECTION 3.4.2.2 (disregarding the effect of this SECTION 5.7.4 and ignoring distributions with respect to Project Default Capital and Project Default Return).

Until Wilson has received the Base Amount under this SECTION 5.7.4.2 from one or more of the Specified Projects on a cumulative basis, (i) the Specified Project Funds that would have been paid to the EOP Investor shall instead be paid to the Company and the Company shall pay such amounts to Wilson, and (ii) the Specified Project Funds that would have been paid to EOP shall instead be paid to Wilson. Wilson shall be entitled to payments of the entire Base Amount from the first Specified Project Funds received or deemed received by EOP and EOP Investor with respect to Specified Projects, even though such payments may exceed the portion of the Base Amount allocated to that Specified Project under SECTION 5.7.4.1 (such allocations of Base Amount being for the purpose of determining the Return payable for each Specified Project only). Each payment to Wilson under this
SECTION 5.7.4.2 shall be deemed to reduce the Concar Base Amount, Ferry Base Amount, First/Howard Building 2 Base Amount and First/Howard Building 3 Base Amount in proportion to their respective Base Amounts. The Specified Funds remaining after payment to Wilson of the Base Amount under this SECTION 5.7.4.2 are called "RETURN FUNDS." An example of the functioning of this Section is set forth on Exhibit M.

5.7.4.3 Payment of Returns. Return Funds from each Specified Project shall be distributed or paid by the Company to Wilson to pay pro rata any unpaid Returns for Specified Projects for which the EOP IRR can then be determined, until Wilson has received from Return Funds on a cumulative basis the aggregate amount of those Returns for which the applicable EOP IRR has been determined. Accordingly, any Return Funds from the first Specified Project to produce Specified Project Funds may be used only to pay the Return for that Specified Project, with the balance of the Return Funds paid to EOP or the EOP Investor, as applicable. For example, any Return Funds from the second Specified Project to produce Specified Project Funds may be used only to pay unpaid Returns for the first two Specified Projects, with the balance of the Return Funds paid to EOP or the EOP Investor, as applicable. In all circumstances where amounts payable or distributable to Wilson under this SECTION 5.7.3 are based on deemed rather than actual payments EOP or EOP Investor would in fact receive from Company or a Project Entity (were it not for this SECTION 5.7.4) with respect to a Specified Project, the Company will pay such amounts to Wilson on the date when the Company Interest Value is determined.

5.7.4.4 Reduction of Specified Project Allocation Amount. Wilson shall provide in its operating agreement (on terms that will be disclosed to EOP and not thereafter modified without EOP's consent) that if a Wilson Principal voluntarily terminates his or her employment (other than through death or disability or for "GOOD REASON" as such term is defined in Exhibit H) with, or is terminated for "CAUSE" (as such term is defined in Exhibit H) by, the Company or its Affiliates or Wilson or its Affiliates, he or she will not be entitled to receive his or her allocated portion of the Specified Project Allocation Amount except to the extent that the Specified Project Allocation Amount was paid prior to such termination or arises from Specified Projects either that reached Project Stabilization or whose C Unit was sold at or before such termination. The Specified Project Special Allocation Amount shall be reduced (and the different Base Amounts reduced ratably) by any such allocated portion to which any Wilson Principal ceases to be entitled pursuant to the preceding sentence. No Wilson Principal shall be a third party beneficiary of this Section 5.7.4.

5.8 Allocations of Profits and Losses.

5.8.1 Allocation of Profits and Losses for Capital Account Purposes. In general, allocations to the Members under this Agreement shall be made in compliance with the requirements of Section 704(b) and the Treasury Regulations promulgated thereunder in a manner that reflects the distribution provisions set forth in
SECTION 5.7. Specifically, all items of Company income, gain, loss, and deduction as determined for book purposes shall be allocated among the Members and credited or debited to their respective Capital Accounts in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv), so as to ensure to the maximum extent possible (i) that such allocations satisfy the economic effect equivalence test of Treasury Regulations Section 1.704-1(b)(2)(ii)(l) and (ii) that all allocations of items that cannot have economic effect (including credits and nonrecourse deductions) are allocated to the Members in accordance with the Members' interests in the Company, which, unless otherwise required by Code Section 704(b) and the Treasury Regulations promulgated thereunder, shall be in proportion to their Percentage Interests.

In implementing the foregoing, Profits shall be allocated to the Members, (i) first in proportion to and up to the amount of Losses previously allocated to the Members, (ii) then in proportion to and up to the amount of any cash distributions received by the Members pursuant to SECTIONS 5.7.1.1, 5.7.2.1, 5.7.1.3, 5.7.2.5 and 5.7.2.6, and then in proportion to and up to the amount of the next distributions that would be made to the Members pursuant to SECTIONS 5.7.1.1, 5.7.2.1, 5.7.1.3, 5.7.2.5 and 5.7.2.6 if there were sufficient
Distributable Cash Flow and/or Distributable Capital Proceeds to make such distributions. Notwithstanding the foregoing:

5.8.1.1 In the event of a sale of the B Unit or the C Unit (or both) of a Project Entity pursuant to SECTION 11.5.2.1, all gain recognized by the Company with respect thereto shall be allocated solely to Wilson. In the event of a distribution of the A Unit to EOP, EOP's Capital Account will be allocated an amount equal to the gain that would have been recognized by the Company if the A Unit were sold for the A Unit Value, less the amount, if any, which would otherwise have been allocated to EOP with respect to distributions pursuant to Sections 5.7.1.1, 5.7.2.1, and 5.7.1.3.

5.8.1.2 Notwithstanding SECTION 5.8.1.1 or SECTION 5.7, each time there is a distribution to Wilson of Distributable Capital Proceeds pursuant to SECTION 5.7.2.4, to the extent of current capital gain income there shall be allocated to Wilson an amount of Profit not to exceed an aggregate amount of $1,244,000 consisting of long-term capital gain ("CAPITAL GAIN PROFITS") that would otherwise be allocated to EOP equal to 12.4152% of the amount of such distributions made to Wilson pursuant to SECTION 5.7.2.4 (or such higher percentage as Wilson in its sole and absolute discretion may elect at any time by notice to the Company). Such allocations shall be made only from Capital Gain Profits realized from the Capital Transaction giving rise to such distributions and if there are insufficient Capital Gain Profits from such Capital Transaction that would otherwise be allocated to EOP, from the next Capital Gain Profits to be allocated to EOP pursuant to this SECTION 5.8.1.



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


5.8.2 Allocation of Profits and Losses for Tax Purposes. For Federal tax purposes, except insofar as adjustments pursuant to Section 704(c) principles may be permitted or required by Treasury Regulation Section 1.704-1(b)(2)(iv) by reason of property being contributed to the Company, as required by Treasury Regulations Section 1.704-1(b)(2)(iv)(d), property being distributed by the Company as required by Section 1.704-1(b)(2)(iv)(c), property being revalued by the Company (a "book-up") as permitted by Treasury Regulations Section 1.704-1(b)(2)(iv)(f) or a Company interest being transferred, and subject to and consistent with Sections 734 and 743 of the Code, each item of income, gain, loss and deduction of the Company shall be allocated among the Members in the same manner as its correlative item of "book" income, gain, loss or deduction has been allocated pursuant to SECTION 5.8.1.

5.8.3 Regulatory Allocations.

5.8.3.1 Minimum Gain Chargeback. In any taxable year of the Company in which the Company has partnership minimum gain (as determined under Treasury Regulations
Section 1.704-2) or minimum gain attributable to partner nonrecourse debt (as determined under Treasury Regulations Section 1.704-2), the provisions of such Treasury Regulations regarding allocation and chargebacks of Company minimum gain and minimum gain attributable to partner nonrecourse debt shall apply.

5.8.3.2 Member Nonrecourse Debt. All deductions, losses, and Section 705(a)(2)(B) expenditures of the Company, as the case may be (all computed for "book" purposes), that are treated under Section 1.704-2 of the Treasury Regulations as deductions, losses, and expenditures attributable to "partner nonrecourse debt" of the Company shall be allocated to the Member(s) bearing the risk of loss with respect to such liabilities in accordance with such Treasury Regulations.

5.8.3.3 Qualified Income Offset. Any Member who unexpectedly receives an adjustment, allocation, or distribution described in subparagraph (4), (5) or
(6) of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations, which adjustment, allocation or distribution creates or increases a negative Capital Account balance, shall be allocated items of book income (including gross book income) and book gain in an amount and manner sufficient to eliminate or to reduce, as quickly as possible, the negative Adjusted Capital Account Balance so created or increased. The Members intend that the provision set forth in this Section shall constitute a "qualified income offset" as described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and that this Section shall be implemented and interpreted as therein provided. As applicable, allocations made under this Section will be made pursuant to the "traditional method without curative allocations" as provided in Treasury Regulations Section 1.704-3(c).

5.8.3.4 Allocation of Certain Tax Items. If any property of the Company is reflected in the Capital Accounts of the Members and on the books of the Company at a book value that differs from the adjusted tax basis of such property, then the tax items with respect to such property shall, in accordance with the requirements of Treasury Regulations Section 1.704-1(b)(4)(i), be shared among the Members in a manner that takes account of the variation between the adjusted tax basis of the applicable property and its book value in the same manner as variations between the adjusted tax basis and fair market value of property contributed to the Company are taken into account in determining the Members' shares of tax items under Code Section 704(c). All allocations made under this Section will be made pursuant to the "traditional method without any curative allocations" as provided in Treasury Regulations Section 1.704-3(b).

5.8.3.5 Company Non-Recourse Liabilities. Pursuant to Treasury Regulations
Section 1.752-3, the Members' interest in Company profits for purposes of determining the Members' shares of excess nonrecourse liabilities shall be their Percentage Interests. Nonrecourse liabilities of the Company shall be allocated to each Member as set forth in Treasury Regulations Section 1.752-3(a)(1) through (3).

5.8.3.6 Curative Allocations. The Members intend that the allocation of Profits, Losses and other book items of income, gain, loss, deduction and credit pursuant to this Agreement result in Capital Account balances that are consistent with the economic sharing provisions reflected in SECTION 5.7 (Distributions) as adjusted herein after the occurrence of any Dissolution Event described in
SECTION 12.1 (Dissolution). Notwithstanding any other provisions contained herein, allocations of income, gain, loss and deductions shall be applied and amended by the Company (subject to the approval of the Board) as necessary to produce such result; provided, however, that no such amended allocation shall be made if it causes the Company allocations to fail to have "substantial economic effect" within the meaning of Section 704(b) of the Code.

5.8.3.7 Other Limitations. Notwithstanding SECTION 5.8.1, Losses shall not be allocated to a Member to the extent that such allocation would cause or increase a deficit Capital Account balance for the Member at the end of any year of the Company.

5.8.4 Timing of Allocations. All allocations of Profits and Losses for any fiscal year of the Company shall be made after charging the Members' Capital Accounts, as appropriate, for all distributions made or to be made with respect to such fiscal year.

5.9 Loan to Wilson. EOP shall cause a member of the EOP Group to make advances to Wilson ("ADVANCES") as contemplated by, and subject to the terms and conditions set forth in those certain Loan Documents attached hereto as Exhibit
N. EOP consents to Wilson entering into the loan transaction described in that certain note (the "WILSON NOTE") dated as of June 20, 2000 made by Wilson in favor of Equity Office Properties Management Corp., a Delaware corporation ("EOP LENDER") in the stated principal amount of $25,000,000 and in the related Loan Documents (as defined in the Wilson Note and referred to herein as the "WILSON LOAN"), which documents do not violate this Agreement. EOP consents to Wilson's receipt of Advances under the Wilson Loan from time to time.

6. ACCOUNTING, BANKING, REPORTS

6.1 Fiscal Year; Accounting Method. Unless otherwise determined by the Board, the fiscal year of the Company shall be the calendar year and the books of the Company shall be kept in accordance with the accrual method of accounting.



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


6.2 Accountants. The Company shall engage as its accountants the firm which audits EOPT unless otherwise determined by the Board. All audited statements and tax returns to be provided by the Company pursuant to SECTION 6.4 (Reports and Financial Statements) or elsewhere in this Agreement shall be prepared by the accounting firm selected pursuant to this SECTION 6.2.

6.3 Books and Records. The Manager shall cause to be kept full and accurate records of the Company's affairs. The Company's books and records, this Agreement and the Articles and all amendments thereto, and all other records required to be maintained by the Company pursuant to the LLC Act shall be maintained by the Manager at the principal office of the Company. The Members, their internal staff and their counsel and accountants shall have the right at any time during normal business hours to inspect and audit all such books and records, to make copies thereof and to take extracts therefrom. In addition, their authorized representatives shall have the same rights upon executing and delivering a confidentiality and non-disclosure agreement with respect thereto in a form satisfactory to Manager. The Manager shall ensure that all deeds, leases, contracts, title matters, surveys and other documentation, records and financial information relating to the ownership, maintenance, development and sale of a Property are maintained in safekeeping and organized and accessible to the Members. The Manager shall promptly deliver to the Members, upon request, and at the expense of the Company, a copy of the information required to be maintained by the LLC Act and this Agreement.

6.4 Reports and Financial Statements. Manager shall use reasonable efforts to cause the following to be prepared and/or distributed to all Members:

6.4.1 Within ten (10) working days following receipt thereof from an Owner (unless Manager or a member of the Wilson Group is the manager or general partner of Owner, in which case 10 days after preparation) (A) reports and calculations describing a Project's progress toward Project Stabilization, and
(B) periodic financial statements for an EOP Project or a Company Project.

6.4.2 Within thirty (30) days following the end of each fiscal quarter completed, financial statements for the Company in sufficient detail to give a reasonable picture of the status and operations of the Company and the Capital Accounts and Unreturned Capital of the Members, provided that annual statements will be audited at the Company's expense.

6.4.3 Within ninety (90) days after the end of each fiscal year, the Company's federal and state income information tax returns for each fiscal year, to be prepared and completed, at the Company's expense, together with the information with respect to the Company necessary for the Members to prepare their federal and state income tax returns within this period; provided that such Company tax returns shall not be filed until approved by the Board, provided that the Representatives shall act reasonably in connection therewith.

6.4.4 Closing financial statements for the Company after the liquidation and winding up of the Company, to be prepared and audited at the Company's expense and delivered to the Members within ninety (90) days after the liquidation and winding up is completed.



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


6.4.5 Upon request, such additional information regarding the business and affairs of the Company as a Member may reasonably request which is reasonably available to or may be reasonably obtained or prepared by the Manager.

6.5 Banking. All funds of the Company shall be deposited in such accounts and at such banks or financial institutions as the Manager may determine. Manager shall give notice to the Members promptly after establishing any such account. There shall be no commingling of the monies and funds of the Company with monies and funds of any other person or entity, and monies and funds of the Company shall be used only for Company purposes. All withdrawals from bank accounts of the Company shall be made upon the signature of such person or persons as the Manager shall designate.

7. MANAGEMENT AND OPERATION OF THE COMPANY

7.1 Authority and Duties of Manager. Subject to other provisions of this Agreement, including the power reserved in the Board to make the Major Decisions described in SECTION 8.3 (Major Decisions), the Manager will have exclusive power and authority to direct and manage the business and operations of the Company, and will have all rights, powers and authority generally conferred by law or necessary, advisable or appropriate for accomplishing the purpose of the Company. Manager shall carry out its obligations with respect to the management of the Company using its good faith best efforts. Manager will be responsible for a breach of these management obligations only to the extent (i) not covered by Company insurance, and (ii) resulting from either (a) its gross negligence or willful misconduct or (b) the gross negligence, willful misconduct or breach of any of the Wilson Principals of any of the obligations which they have specifically undertaken in this Agreement. By way of illustration, and not by way of limitation, subject to other provisions of this Agreement, including the power reserved in the Board to make the Major Decisions described in SECTION 8.3 (Major Decisions), the Manager will have the authority, on behalf of the Company, as follows:

7.1.1 To engage employees on behalf of the Company and its Subsidiaries and to direct the activities of such employees and appoint such officers of the Company and its Subsidiaries as are contemplated in SECTION 7.6 (Officers and Employees) and to pay such compensation for the services of such persons, including base compensation, bonuses and other forms of incentive and performance based compensation as, in the reasonable judgment of the Manager, is appropriate; provided that notwithstanding anything to the contrary contained herein, Manager shall have no power or authority to cause the Company or its Subsidiaries to pay aggregate salaries, bonuses and other forms of incentive and performance based compensation (excluding benefits) to the Wilson Principals which exceed in the aggregate the amount described in SECTION 8.3.26 or amounts otherwise approved by the Board. Subject to the foregoing restrictions on compensation and bonuses for the Wilson Principals, Manager may engage Company's Subsidiaries to perform some or all of the work of the Company, such as activities requiring licensing that the Company does not have or cannot obtain, such as brokerage and property management activities.

7.1.2 To seek out Opportunities on behalf of the Company, and to investigate and review all Opportunities (regardless of where originated) and to make recommendations



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


to the Board with respect to those Opportunities that Manager decides are appropriate or desirable for the Company to pursue;

7.1.3 To review, propose to and make recommendations to the Board regarding Qualifying Projects;

7.1.4 To make decisions relating to all Opportunities, Projects, and other assets of the Company, other than EOP Approval Matters, Major Decisions and any decisions specified herein to be decided by the Board or otherwise in accordance with the procedures in SECTION 3.4.1; provided that notwithstanding anything to the contrary contained herein, Manager may not act or make decisions in contravention of terms of this Agreement or otherwise contrary to a direction of the Board.

7.1.5 To review and make final recommendations to the Board regarding financing for any Project;

7.1.6 To make expenditures of up to $50,000 in the aggregate per Opportunity (or such higher sums as may from time to time be approved by the Board or authorized in Company operating budgets approved by the Board) to investigate and pursue potential Qualifying Projects;

7.1.7 To request draws and make repayments under the Working Capital Line and to make repayments of Company Required Funds Loans;

7.1.8 To cause the Company, on behalf of Owners, to enter into agreements for property management, leasing, and development management services and for construction of the improvements on a Project and any tenant and interior improvements;

7.1.9 To obtain any policies of insurance that are permitted or required to be carried by the Company;

7.1.10 To open and maintain accounts and deposits in the name of the Company in banks or other financial institutions;

7.1.11 To cause the payment of all obligations and expenses of the Company incurred in connection with the Company's business;

7.1.12 To make all Company decisions and elections for accounting and income tax purposes, including selection of the accounting method or methods to be used by the Company, the selection of depreciation methods and useful lives for Company assets and the making of any elections for income tax purposes under any section of the Code, including Section 754 of the Code (except to the extent reserved to the Board elsewhere herein); provided, however, that (i) the Company shall make a Section 754 election if requested by EOP or Wilson, (ii) the Company shall use the "traditional method" without curative allocations under Section 704(c) with respect to all property owned directly or indirectly by the Company unless both Members (in their respective sole and absolute discretion) shall consent to another method, and (iii) the Company shall not make any election for federal income tax purposes that reasonably could be expected to have an effect on any member of the EOP Group or the Wilson Group that is adverse as compared to the effect that would result under other available alternatives unless EOP or Wilson (in their respective sole and absolute discretion), as the case may be, shall have consented thereto;

7.1.13 To employ the same accountants as EOPT unless otherwise specified by the Board. To employ attorneys, insurance brokers, consultants and such other persons as the Manager deems reasonable and appropriate for any Company purpose, and to pay such compensation for the services of such persons as, in the judgment of the Manager, is reasonable and appropriate; and to allocate the costs for any of such services paid to third parties (as well as reasonable amounts for in-house legal counsel employed by the Company or any Subsidiary at cost, including administrative and overhead costs) to any of the Project Entities or Owners as is reasonable and appropriate;

7.1.14 To borrow money on behalf of the Company, and if required, to secure such borrowings with Company assets, and to prepay, refinance, increase, modify, consolidate or extend, in whole or in part, any such indebtedness;

7.1.15 To designate an agent for service of process for the Company;

7.1.16 To prosecute, defend and settle any and all claims and litigation the Company may assert or bring or that may be asserted or brought against the Company, unless Manager or any member of the Wilson Group is a party to such claim or litigation adverse to the Company or the involvement of Manager or the any member of the Wilson Group otherwise creates a conflict of interest for Manager or any of its Principals; and

7.1.17 To make, execute, acknowledge and/or deliver on behalf of the Company any and all documents, instruments and agreements and do all things that are necessary or appropriate in the judgment of the Manager to carry out the business of the Company and the foregoing powers.

All of the foregoing shall be on such terms and conditions and in such amounts as the Manager deems in its good faith business judgment to be in the best interests of the Company.

7.2 Execution of Contracts. Any agreement, instrument or other document executed by Manager on behalf of the Company will be binding on the Company as to third parties dealing with the Company, and the Manager may authorize any member, manager, general partner or other authorized representative of the Manager or any officer or employee of the Company, acting alone, or with another authorized signatory, to execute any agreement, instrument or other document on behalf of the Manager, and such execution will be deemed binding upon the Company without the need for further inquiry by the party relying upon such execution and authorization.

7.3 Tax Matters Partner. Subject to SECTION 8.3, Manager will act as the "TAX MATTERS PARTNER," as required by Sections 6221 et seq. of the Code. The Tax Matters Partner will not be liable or responsible to the Company or to any Member or former Member for any acts or failures to act, or for loss or liability arising out of acts or failures to act, provided its actions or inactions were in good faith and within the scope of its authority, except for acts or failures to act that amount to gross negligence, willful misconduct, breach of fiduciary duty, or a breach of this Agreement. The Tax Matters Partner will be entitled to indemnification from the Company for actions taken or omitted in its capacity as Tax Matters Partner, as provided in SECTION 8.5 (Indemnification), subject to any exceptions to rights of indemnification set forth therein. The Manager shall arrange for and cause to be taken such actions as may be necessary to cause EOP and any other Member who so requests to become a "notice partner" within the meaning of Section 6223 of the Code. The Manager shall arrange for and cause to be delivered to each other Member notice of all significant matters that may come to its attention in its capacity as Tax Matters Partner by giving notice thereof promptly after becoming aware thereof and, within such time, shall forward to each other Member copies of all significant written communications that it may receive in such capacity. The Manager shall not take any action contemplated by Sections 6222 through 6231 of the Code, without the prior written consent of the Members, which consent shall not be unreasonably withheld or delayed. This provision is not intended to authorize the Manager to take any action which is left to the determination of an individual Member under Sections 6222 through 6231 of the Code. Notwithstanding anything to the contrary herein, the Manager may not finally settle or otherwise dispose of any audit or administrative or judicial proceedings relating to tax items of the Company without the prior written approval of the Members, and the Members and their representatives shall have the right to participate in any audit or administrative of judicial proceeding involving tax matters and the Company and to attend all meetings with governmental authorities in connection therewith (and the Manager shall cause its representatives in such proceedings to coordinate with the Members and their representatives to facilitate such participation in an effective manner, including circulating for revisions and comment, with a reasonable period allowed therefor, any written submissions proposed to be made in connection therewith).

7.4 Compensation and Reimbursement of the Manager. Neither the Manager nor the Members will be entitled to any compensation for managing the internal affairs of the Company and performing their respective duties hereunder. The Company shall reimburse Manager for reasonable and necessary third party expenses paid by Manager, if any, to the extent funds are available for such reimbursement pursuant to a budget for the Company which has been approved by the Board (or which otherwise applies pursuant to SECTION 8.3.10); provided that the Company shall not reimburse Manager for any expenses related to employees, contractors or consultants of any member of the Wilson Group other than reasonable incidental expenses incurred in connection with the business of the Company or its Subsidiaries.

7.5 Insurance. The Manager shall procure and maintain in effect, or cause to be procured and maintained in effect, at the expense of the Company, such insurance and in such amounts as the Manager may from time to time deem prudent, in its discretion, for the protection of the Members and the assets of the Company, taking into account the nature of the Company and its business activity.

7.6 Officers and Employees. The Company and its subsidiaries will have such employees and officers as the Manager determines are necessary or desirable to carry out the business of the Company. All such officers will be appointed or terminated by Manager, and may include a Chairman, President, Chief Financial Officer, Secretary, Assistant Secretary and such Executive, Senior and other Vice Presidents and other officers as Manager from time to time determines to be necessary or desirable to further the purposes of the Company.




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


The Chairman of Wilson (who initially shall be William Wilson) and the President of Wilson (who initially shall be Thomas Sullivan) will automatically and at all times be the Chairman and President, respectively, of the Company. All employees of the Company, including the officers of the Company, will perform their duties under the exclusive supervision and direction of the Manager. The officers and employees of the Company will have such powers and duties of supervision and management of the Company's business as the Manager may from time to time designate.

7.7 Liability of Manager and Members. To the fullest extent permitted by law the parties to this Agreement intend and agree that neither the Manager nor any Member nor any Subsidiary, nor any of their respective members, managers, directors, officers, employees, shareholders, partners or legal counsel (but not including outside legal counsel) shall be liable or responsible to the Company or the Members for any acts or failures to act, or any loss, liability, damage, settlement costs or other expense incurred by reason of acts or failures to act (in each case to the extent related to the business of the Company), of any such person or entity if such person or entity in good faith (including with a good faith belief that their actions were authorized by the Company) acted in a manner reasonably believed to be in, or not opposed to, the best interests of the Company or its Subsidiaries except, with respect to the Manager, Members, the Wilson Principals or EOP OP or their Affiliates, to the extent such loss, liability, damage, settlement cost or other expense resulted from the gross negligence or willful misconduct of such person or entity or breach of this Agreement. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that a person or entity did not act in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company. It is understood that the employees of the Company and its Subsidiaries will work under the management and direction of Manager, and the fact that any such employee may also be an employee, officer, principal or member directly or indirectly in Manager shall not in and of itself cause such employees of the Company or its Subsidiaries to have any liability or responsibility to the Company or its Subsidiaries for acts or failures to act with respect to Manager and its Affiliates if such persons in good faith (including with a good faith belief that their actions were authorized by the Company) acted in a manner reasonably believed to be in, or not opposed to, the best interests of the Company or its Subsidiaries. It is understood that Manager, the Wilson Group and the EOP Group are and shall continue to be engaged in other real estate and real estate related activities, including activities which may compete with the Company, without any obligation to offer any interest in such activities to the Company or to any Member, except as expressly set forth herein, including what is set forth in SECTION 3.1. None of the decisions made, business opportunities (including leases) or any other steps or activities taken by Manager, a Member or any of such parties' Affiliates with respect to such other projects shall be deemed a breach of any duty (including any fiduciary duty) owed to Company or its other Members or Affiliates by Manager or such Member except to the extent such loss, liability, damage, settlement cost or other expense resulted from the gross negligence or willful misconduct of such person or entity or breach of this Agreement.

7.8 Time Devoted to Company. The Manager will devote such time to the affairs of the Company as is reasonably necessary for the conduct of the Company's business and the responsibilities assumed by the Manager hereunder; provided, however, that Manager and



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the Wilson Principals, excluding H. Lee Van Boven, will be obligated to devote all of its or their business time to the affairs of the Company (unless a lesser commitment of time is approved by the Board) and, subject to the restrictions imposed on the Wilson Group under SECTION 3.6 or elsewhere in this Agreement.

7.9 Duties of Manager. Manager (in its capacity as manager as opposed to its capacity as a Member) shall manage the affairs of the Company in the best interest of the Members of the Company. Manager (in its capacity as manager as opposed to its capacity as a Member) shall use commercially reasonable efforts to perform all those tasks for which it has authority pursuant to SECTION 7. In addition, Manager shall notify the Members promptly of any service of process on it relating to any litigation or threatened litigation. Manager shall fully and contemporaneously disclose to EOP any transaction (and the terms thereof) into which it causes the Company to enter if any of the other parties to such transaction are members of the Wilson Group. Upon request by any Member, Manager shall provide such Member with any reports and information concerning the Company, any Opportunities or any other Projects as such Member may reasonably request. Upon request by any Member, Manager shall provide such Member with notice promptly after the occurrence of any event as such Member may reasonably specify together with such details concerning such event as such Member may reasonably specify or later request. Manager shall use commercially reasonable efforts to allow CIC to bid on tenant improvement work relating to the Projects.

7.10 Withdrawal of Manager. The Manager may not voluntarily withdraw or retire from the Company or take any step to dissolve itself or allow dissolution, unless approved by all of the Members.

7.11 Severance Return. Neither the Company nor any of its Subsidiaries shall retain, employ or hire as a consultant, contractor, agent or employee, any person receiving severance related payments in connection with the Merger, except H. Lee Van Boven, unless any such person returns all of such payments to the EOP Group upon such retention, hiring or employment and Manager shall cause any member of the Wilson Group not a party hereto do the same. In the event any such person does not promptly return all of such payments to the EOP Group, Manager shall pay to EOP an amount equal to such unreturned payments.

7.12 Wilson Principals. Manager shall cause any person who becomes a Wilson Principal to agree, in a writing delivered to EOP no later than 30 days after such person becoming a Wilson Principal, to be bound by SECTIONS 3.1.3, 3.1.5, 3.6, 3.7, 7.8, and 7.12 effective as of the date of such person becoming a Wilson Principal.

7.13 Successors to Wilson Principals. Manager shall cause any person who is a successor to any Wilson Principals, or who occupies a position with the Company or any Subsidiaries comparable to that of any of the then-current or former Wilson Principals, to agree, in a writing delivered to EOP no later than 30 days after such person succeeding such Wilson Principal or occupying such Wilson Principal's position, to be bound by SECTIONS 3.1.3, 3.1.5, 3.6, 3.7, 7.8, and
7.12 effective as of the date of such succession or occupation of such Wilson Principal's position.



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


7.14 Continuing Employees. Upon the Formation Date, EOP OP will pay with respect to employees transferring from Cornerstone or EOP to the Company or one of its Affiliates, (a) to the Company an aggregate sum equal to the number of hours of accrued vacation time being carried over by each such transferring employee, (but not to exceed the hours of carried over accrued vacation time identified on Exhibit I) multiplied by such employee's hourly salary rate, (b) to any such employee the number of accrued vacation hours (but not to exceed the accrued vacation hours specified on Exhibit I) at such rate that such employee elects not to carry over, and (c) as and when any such employee (but, for the Wilson Principals, only during the two years following the Formation Date and only up to a maximum of ten days per Wilson Principal) uses sick leave carried over to the Company from Cornerstone, a sum equal to such hours of carried-over sick leave so taken (but not to exceed the hours of sick leave for such employee identified on Exhibit I) multiplied by such employee's hourly rate. Notwithstanding anything to the contrary herein, EOP shall not be responsible for any accrued vacation hours (whether under clause (a), clause (b) or otherwise) with respect to any person to the extent such vacation hours exceed those specified on Exhibit I with respect to such person. In addition, unless the total amounts in such employees' existing 401(k) plans (including the unvested employer contributions) can be carried over to the Company's new 401(k) plans, EOP OP will pay the Company the aggregate amount of unvested employer contributions lost by such employees from their existing 401(k) plans, which the Company will contribute to the new 401(k) plans of such employees. Prior to the date the Company or its Affiliate pays bonuses to its employees for the year 2000, EOP will pay the Company (or its Affiliate) a sum equal to $477,690, which represents 171/366 of the aggregate target bonuses established by Cornerstone for such transferring employees for the year 2000. EOP will not be responsible for reimbursing the Company for any extra level of benefits to which transferring employees may be entitled in the future due to the fact that the Company will give such employees credit for time employed by William Wilson & Associates and Cornerstone, or any Affiliate thereof acquired by or merged into EOP or any Affiliate thereof in determining the level of such benefits.

7.15 Employment Indemnities. For claims brought within a period of three years after the Formation Date, except as provided in the immediately preceding sentence, to the fullest extent permitted by law EOP OP expressly agrees to indemnify Company and its Affiliates from and against any and all claims, debts, liabilities or causes of action of any kind, known or unknown (collectively "CORNERSTONE EMPLOYMENT CLAIMS") that any transferring employee or other third party may now have or in the future may have against the Company, its Affiliates or any of their agents, employees, partners, affiliated or related entities or partnerships, insurers or representatives, or their predecessors, successors or assigns, to the extent such Cornerstone Employment Claims are caused by or arise from such parties' employment or retention as an independent contractor by William Wilson & Associates or Cornerstone, or any Affiliate thereof acquired by or merged into EOP or any Affiliate thereof prior to the Formation Date, including but not limited to any claims arising from or related to any oral or written contract or agreement, express or implied (including, without limitation, any alleged right to receive severance-related payments on the transfer of such employees from Cornerstone or the EOP Group to Company); any alleged breach of any covenant of good faith and fair dealing, express or implied; any alleged restrictions on the right to terminate such party's employment; any alleged violation of any duty to pay wages or compensation of any sort; and any alleged violation of any federal, state, or local statue or ordinance including, but not limited to, wage and hour law, worker's compensation law, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family and Medical Leave Act, the California Fair Employment and Housing Act, and any substantively similar or related provisions under federal, state or local law related to their employment by Cornerstone or William Wilson & Associates or any Affiliate thereof acquired by or merged into EOP or any Affiliate thereof. The Company shall indemnify EOP and hold EOP OP harmless from and against, any claims (including reasonable attorneys' fees and costs) by such employees for accrued vacation pay or sick leave that EOP OP pays to the Company under subclauses (a) or (c) above, or accrued vacation pay paid directly to such employees pursuant to subclause (b) above. Notwithstanding the above, EOP OP shall have no liability or responsibility under this Agreement for any claims, debts, liabilities or causes of action caused by, or arising from, any act or omission, by any person, occurring after the Formation Date.

8. COMPANY BOARD OF REPRESENTATIVES; CERTAIN MEMBER APPROVALS.

8.1 Board of Representatives.

8.1.1 Statement of Purpose; Supplemental Policies. The purpose of this SECTION 8 is to set forth the manner in which EOP will exercise those approval rights reserved to it through the "Board" described below. The parties have agreed to give various approvals through a Board of Representatives that is contemplated to meet regularly, and through committees of the Board and Company development teams in which Member representatives with appropriate authority will participate.

8.1.2 Powers of Board; Representatives. The Company will have a Board of Representatives (the "BOARD") which will have the authority to approve Major Decisions as contemplated in SECTION 8.3 (Major Decisions). Notwithstanding anything to the contrary herein, no action may be taken by the Manager with respect to any matter which is a Major Decision, or any other matter requiring approval of or action by the Board, unless a Representative Majority has voted to give such authority to Manager (or been deemed to have approved such action pursuant to SECTION 3.4.1 or any other procedure for deemed approvals adopted by the Board). The Board will be composed of four members (each, a "REPRESENTATIVE"), two of whom will be designated by EOP and who will reasonably acceptable to Wilson (the "EOP REPRESENTATIVES") and two of whom will be designated by Wilson and who will be reasonably acceptable to EOP (the "WILSON REPRESENTATIVES"). William Wilson will be the Chairman of the Board and the Company and Thomas Sullivan will be the President of the Company, and each are hereby deemed to be preapproved by EOP as acceptable Wilson Representatives. David Naus and Peter Adams each are hereby deemed to be preapproved by Wilson as acceptable EOP Representatives.

8.1.3 Term. Except as otherwise provided by this Agreement, Representatives will hold office until their successors are elected and qualified or until their earlier resignation or removal. Any Representative may resign by delivering his or her written resignation to the Board. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.



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8.1.4 Removal. Any person may be removed as a Representative at any time by written notice from the Member designating that Representative and under no other circumstances. Any Representative may be removed from any Committee at any time by written notice from the Member designating that Representative and under no other circumstances.

8.1.5 Vacancies. If a person ceases to serve as a Representative during his or her term of office, the Member designating that Representative, and only such Member, will promptly fill the resulting vacancy with a person designated by such Member and reasonably acceptable to the other Member. If a Representative ceases to serve on a Committee at any time, the Member designating that Representative, and only such Member, will promptly fill the resulting vacancy with a Representative designated by such Member.

8.1.6 Limitation of Liability of Representatives. No Representative will be obligated personally for any debt, obligation or liability of the Company or of any Member, whether arising in contract, tort or otherwise, solely by reason of being or acting as Representative of the Company. To the fullest extent permitted by law the parties to this Agreement intend and agree (i) that no Representative shall be liable or responsible to the Company or the Members for any acts or failures to act, or any loss, liability, damage, settlement costs or other expense incurred by reason of acts or failures to act, of any such person if such person in good faith acted in a manner reasonably believed to be in, or not opposed to, the best interests of the Member appointing such Representative, and (ii) no Representative will be personally liable to the Company or to its Members for acting in good faith reliance upon the provisions of this Agreement or for any breach of any fiduciary duty or other duty to the Company that does not involve a knowing violation of law. In determining whether to approve or disapprove a Major Decision, a Representative may consider, give weight to and reflect the economic and other interests of the Member (and its Affiliates (which may include the Representative in his or her personal capacity)) that appointed that Representative, and by doing so will not be deemed to have breached any fiduciary duty to the Company or the Members or to have engaged in misconduct or obtained any improper personal benefit.

8.2 Meetings of Board, Committees and Teams.

8.2.1 Meetings. Regular meetings of the Board may be held without notice (if all four members of the Board attend such meetings, otherwise upon five business days' notice) at such time, date and place as the Board may from time to time determine. It is contemplated that initially, the Board will meet monthly. Special meetings of the Board may be called, orally or in writing, by the Chairman or President of the Company, designating the time, date and place of the meeting. Representatives may participate in meetings of the Board by means of conference telephone, Internet or similar communications systems by means of which all Representatives participating in the meeting can hear each other, and participation in such a meeting will constitute presence in person at the meeting. Manager will arrange for such telephonic, Internet or similar access for any Member who so requests.

8.2.2 Notice of Meetings. Notice of the time, date and place of all special meetings of the Board will be given to each Representative by the Manager, Secretary or



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Assistant Secretary of the Company. Notice will be given to each Representative in person or by fax (with a copy delivered the next day by reputable overnight courier) to his or her business address at least three business days in advance of the meeting. Notice need not be given to any Representative if a written waiver of notice is executed by him before or after the meeting, or if communication with such Representative is unlawful. A notice or waiver of notice of a meeting of the Board need not specify the purposes of the meeting. Attendance at the meeting will be deemed to be a waiver of the requirement of notice, unless the Representative states in writing that the sole purpose of attendance is to object to the failure to receive proper notice.

8.2.3 Quorum. At any meeting of the Board, the presence or participation of at least one EOP Representative and one Wilson Representative will constitute a quorum. Less than a quorum may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice if a quorum is present.

8.2.4 Action at Meeting. At any meeting of the Board at which a quorum is present, a majority of Representatives present may take any action on behalf of the Board, so long as one EOP Representative and one Wilson Representative (a "REPRESENTATIVE MAJORITY") join, approve or consent to that action, unless a larger number is required by law.

8.2.5 Action by Consent. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if a written consent thereto is signed by at least a Representative Majority, and filed with the records of the meetings of the Board of Representatives. Such consent shall be treated as a vote of the Board for all purposes.

8.2.6 Committees and Teams. From time to time, the Board may establish committees through which the powers and authority of the Board may be exercised (each, a "COMMITTEE") and may from time to time change the composition and size of such Committees, provided that an EOP Representative and a Wilson Representative will be entitled to serve on each such Committee, and that any action of the Committee will require the consent of at least one EOP Representative and one Wilson Representative. Manager may also create from time to time management teams for specific purposes, but no Committee or management team has authority to make Major Decisions or, in the case of management teams, other decisions reserved to the Board.

8.2.7 Impasses and Disagreements. Impasses and disputes at the Committee and team level will be referred to the Board. Certain impasses and disputes at the Board level will be resolved pursuant to SECTION 13.1 (Disagreements).

8.3 Major Decisions. Notwithstanding any other provision of this Agreement to the contrary, the Manager shall not have the authority to undertake the following actions or any action which would have the effect of causing any of the following (each, a "MAJOR DECISION") except with the approval of the Board, or with the written approval of both Wilson and EOP (or their deemed approval as provided in SECTION 3.4.1 or any other procedure for deemed approvals adopted by the Board), any of which approvals may be granted or withheld in such person or entity's sole and absolute discretion, except as otherwise expressly provided in this SECTION 8.3:



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8.3.1 Amending this Agreement, or the Certificate;

8.3.2 Causing the Company to engage in any business other than as set forth in
SECTION 2.3 (Purpose);

8.3.3 Doing any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company;

8.3.4 Making loans of the Company's funds or assets to any person or entity or guaranteeing the obligations of any person or entity (other than with respect to environmental indemnities, customary non-recourse carve outs and completion guaranties given by the Company as provided in SECTIONS 5.5 and 8.3.9);

8.3.5 Dissolving (other than upon the occurrence of a Dissolution Event) or merging the Company;

8.3.6 Admitting or appointing another Manager (except as specified under SECTION 13.2);

8.3.7 Expending or committing Company funds or property paid to third parties (including in-house legal fees allocated to a new Opportunity) in excess of $50,000 for investigatory and seed costs for any single new Opportunity, other than as provided for in a budget approved by the Board;

8.3.8 Expending or committing Company funds or property for any purpose except as expressly provided herein or approved in the budget approved by the Board;

8.3.9 Deciding major business terms of financing for the EOP Projects or Company Projects such as loan amount, interest rate, points, term, recourse and guaranties (other than customary non-recourse carve outs, environmental indemnities and completion guaranties provided by the Members pursuant to
SECTION 5.5); provided that (i) the Members must act reasonably, (ii) once these major terms have been approved, Manager will have full authority on behalf of the Company to negotiate, document and complete financing consistent with these approved terms and the other provisions of this Agreement; and (iii) no Member shall be obligated to provide any guaranty (other than customary non-recourse carve outs, environmental indemnities and completion guaranties provided pursuant to SECTION 5.5) except in circumstances and upon terms acceptable to it in its sole and absolute discretion; and (iv) no Member Guarantor shall be obligated to provide any guaranty (including any guaranty regarding customary non-recourse carve outs and environmental indemnities).

8.3.10 Approving of annual Company operating budgets and approving Project budgets for EOP Projects and Company Projects, provided that the Representatives shall act reasonably with respect to such Project Budgets for EOP Projects if and to the extent required in SECTION 3.4.1; provided, that (i) until a new Company operating budget is approved by the Board, the prior year's operating budget shall apply, with a 5% annual increase over the last operating budget approved by the Board; and (ii) during the Winding Up Period, the Representatives shall reasonably adjust the items in an unapproved budget under which the Company may be operating pursuant to clause (i) to provide for reductions



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in line items or additions to line items related to the fact that the Company is winding up its operations.

8.3.11 Making expenditures that in the aggregate would cause the annual Company operating budget to be exceeded by greater than 10%;

8.3.12 Approving initial leasing guidelines and changes thereto (the "LEASING GUIDELINES") with respect to any EOP or Company Project; provided that the Representatives shall act reasonably with respect to changes to leasing guidelines. A Member asserting that another Member's Representative Acted unreasonably with respect to a change in the Leasing Guidelines shall have the burden of proof to show the unreasonableness of the alleged conduct. The parties agree it is not and will not be deemed unreasonable for any Representative to refuse to approve a change in the Leasing Guidelines where the refusal was consistent with a different plan disclosed to the other Representatives (including a plan embodied in the then-existing Leasing Guidelines) to lease space in the applicable Project that, if followed and successful, would be reasonably likely to produce at least as great an Estimated Project Value as would have occurred if the requested changes in the Leasing Guidelines were approved. It is the intention of the foregoing sentence that if, measured by the Estimated Project Value, both the changes proposed by the Representatives requesting the changes in the Leasing Guidelines and the plan proposed by the Representatives who are refusing to accept such changes are reasonable, then it shall not be unreasonable for the non-consenting Representatives to refuse to consent to the changes in the Leasing Guidelines. "ESTIMATED PROJECT VALUE" shall mean the discounted present value of the Project determined by adding the discounted present value of the projected net operating income over the then next five years to the discounted present value of the Project at the end of such five-year period. In determining the Estimated Project Value, the discount rate shall be 11%.

8.3.13 Entering into any lease at any Project the terms of which are inconsistent with the Leasing Guidelines;

8.3.14 Entering into any major lease at any Project (as such "major lease" was defined by the Board when the Project became an Approved Project or at any time thereafter); provided that if no such definition was made by the Board, the Board must approve all leases for such Project until the Board defines which leases will be deemed to be major leases for such Project; further provided that once the business terms for any such major lease have been approved, Manager will have full authority on behalf of the Company to negotiate, document and complete leases consistent with these approved terms; and further provided that the Representatives shall act reasonably with respect to approving major leases that are within the then-existing Leasing Guidelines.

8.3.15 Except as expressly allowed elsewhere in this Agreement, selling or otherwise disposing of EOP Projects or Company Projects or of other significant Company assets, to the extent the Company has control over such sale or disposition;

8.3.16 Creating recourse liability for any Member other than as required by
SECTION 5.5;



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8.3.17 Admitting another Member;

8.3.18 Entering into contracts/agreements with Affiliates of a Member, other than as expressly authorized herein;

8.3.19 Borrowing money (other than under the Working Capital Line or Company Required Funds Loans), provided that the Representatives shall act reasonably with respect to borrowing (a) to pay off a Required Funds Loan, and (b) up to an aggregate of $2,000,000 (inclusive of Company Required Funds Loans) from time to time above and in addition to the $1,000,000 Working Capital Line, which shall be used for funding the operations of the Company but not the Projects;

8.3.20 Making elections for income tax purposes (it being agreed that the Company will elect the traditional method without curative allocations under 704(c) to allocate to the contributing Member gain equal to the difference between the deemed value and book value of property contributed by such Member);

8.3.21 Establishing working capital or other reserves, provided that the Members shall act reasonably;

8.3.22 Institution or settlement of litigation involving the Company, any EOP Project or any Company Project or Owner involving more than $100,000;

8.3.23 Granting significant rights to third parties with respect to EOP Projects or Company Projects, including purchase options, rights of first refusal to purchase, easements or other material rights or encumbrances (other than leases to the extent not a Major Decision under SECTIONS 8.3.13 or 8.3.14) or membership interests;

8.3.24 Making material changes in EOP Project or Company Project budgets;

8.3.25 Deciding to engage a third-party manager or leasing agent for EOP Projects or Company Projects, except as required by the Owner operating agreements;

8.3.26 Setting aggregate salaries, bonuses and other forms of compensation (but excluding customary benefits) of the Wilson Principals as employees and consultants of the Company or any Subsidiary; provided, however, that (i) the Board will be deemed to have approved such aggregate amount if set out as a separate line item in the annual Company operating budget approved by the Board or under which the Company is operating in the absence of such approval pursuant to SECTION 8.3.10; (ii) no Representative may withhold its consent to such aggregate amount set out in an annual Company operating budget proposed by Manager if such aggregate amount does not exceed a sum equal to (a) one hundred five percent (105%) of the approved aggregate cash salaries and bonuses of the Wilson Principals for the preceding year (such amount or amounts to be annualized for any partial year) for those Wilson Principals who were Wilson Principals for all or part of the preceding year, plus (b) a reasonable cash compensation for those Wilson Principals who were not Wilson Principals during the preceding year; (iii) so long as the Winding Up Period has not commenced, if a new annual Company operating budget is not approved by the Board in any year, such aggregate cash compensation for such year shall increase by 5% over the previous




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year's annual amount until the Board approves a new compensation amount but shall be reduced by amounts attributable to employees who are no longer reasonably necessary; and (iv) for the calendar year 2000, the approved amount for the aggregate cash salaries and bonuses for the Wilson Principals shall be $2,950,000, prorated for the portion of the year following the Formation Date, plus $477,690; and

8.3.27 Except as provided in SECTION 5.1 (Initial Cash Contributions), initiating any Capital Call or Project Entity capital call.

8.4 Member Decisions and Approvals; Conflicts of Interest. Whenever a Member's consent or approval is required or contemplated under this Agreement, whether directly or through that Member's appointed Representatives or EOP Approval Persons, unless otherwise expressly provided, that Member or its Representatives or the EOP Approval Persons may grant or withhold such consent or approval in their sole and absolute discretion, unless this Agreement expressly provides otherwise. Decisions where there is a direct conflict between the interests of the EOP Group, and that of the Company as a whole, such as the price and terms on which the Company's interest (or the B and/or Promotional Interests) in an EOP Project will be offered to EOP or a decision to accept Project financing offered by EOP on a Project or the enforcement or termination of agreements in which EOP is an adverse party, will be made in good faith by Wilson on behalf of the Company and otherwise in accordance with the terms of this Agreement. Decisions where there is a direct conflict between the Company and any member of the Wilson Group, such as entering into, enforcement or termination of agreements with any member of the Wilson Group or such member's Affiliates, will be made in good faith by EOP on behalf of the Company and otherwise in accordance with the terms of this Agreement.

8.5 Indemnification.

8.5.1 Indemnification of Representatives and Officers. Subject to SECTION 8.5.7, the Company shall indemnify to the fullest extent permitted by the LLC Act (as the same exists or may hereafter be amended, but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action or suit initiated by or in the right of the Company) by reason of the fact that (a) he is or was a member, manager, Representative, employee, executive or officer of the Company, one of its Members, its Manager, or its Subsidiaries, or is or was serving at the request of the Company or its Subsidiaries as a director, partner, manager, member, employee or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise and (b) the matter arises in connection with such role or in connection with the business of the Company or a Subsidiary, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such suit, action or proceeding if he acted in good faith (including with a good faith belief that their actions were authorized by or within the scope of his employment with the Company or its Subsidiaries) and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or its Subsidiaries, and,




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with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful (provided, however, that with respect to any threatened actions that do not eventually become an actual action, suit or proceeding, the Company's indemnification shall include only the reasonable legal fees and costs incurred to respond to such threatened actions). The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person (i) did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or its Subsidiaries, or (ii) with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Without limitation of the foregoing, to the extent that a person entitled to indemnity under this SECTION 8.5, has been successful on the merits or otherwise in defense of any action, suit, or proceeding and the requirements of clauses (a) and (b) of this SECTION 8.5.1 have been met, he shall also be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. Notwithstanding the foregoing, the Company shall indemnify any such person seeking indemnification in connection with an action, suit or proceeding initiated by such person only if the initiation and continued prosecution of such action, suit or proceeding was authorized by the Board.

8.5.2 Advance Payments. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding and then only as authorized by the Board in the specific case (including by one or more Representatives who may be parties to such action, suit or proceeding), upon receipt of an undertaking by or on behalf of the Representative, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Company as authorized in this SECTION 8.5.

8.5.3 Non-Exclusive Nature of Indemnification. The indemnification provided herein will not be deemed exclusive of any other rights to which any person, whether or not entitled to be indemnified hereunder, may be entitled under any statute, by-law, agreement, vote of Members or Representatives or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office or position as an employee, Representative, officer or agent, and will continue with respect to matters pertaining to times when such person held office or position as an employee, Representative, officer or agent as to a person who has ceased to be a Representative, officer, employee or agent and will inure to the benefit of the heirs, executors and administrators of such a person. Each person who is or becomes a Representative or officer as aforesaid will be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this SECTION 8.5.

8.5.4 Insurance. The Company shall purchase and maintain insurance (with standard waiver of subrogation clauses if available) on behalf of any person who is or was a Representative, officer, employee or agent of the Company, or is or was serving at the request of the Company or a Subsidiary as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability




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
    under the provisions of the LLC Act (as presently in effect or hereafter amended) or this Agreement.

8.5.5    No Duplicate Payments. The Company's indemnification under this SECTION
    8.5 of any person who is or was a Representative, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, will be reduced by any amounts such person receives as indemnification (i) under any policy of insurance purchased and maintained on his behalf by the Company, (ii) from such other corporation, partnership, joint venture, trust or other enterprise, or (iii) under any other applicable indemnification provision.

8.5.6 Third Party Beneficiaries. Any person entitled to be indemnified pursuant to this SECTION 8.5 shall be a third party beneficiary of SECTION
    8.5 of this Agreement.

8.5.7 Limitation. Notwithstanding anything to the contrary herein, except to the extent covered by applicable collectible insurance proceeds payable to the Company, the Company shall not be obligated to indemnify or defend (i) any party to this Agreement (other than the Wilson Principals) with respect to a claim made by another party to this Agreement alleging a breach of this Agreement by the party requesting indemnification, (ii) Manager with respect to any claim for gross negligence, willful misconduct or breach of this Agreement (provided that the Company shall defend the Manager from claims of third parties not related to EOP or the Wilson Principals alleging gross negligence, willful misconduct or breach of this Agreement by Manager, if Manager undertakes in customary form to reimburse the Company for the costs of such defense in the event it is finally determined by a court of competent jurisdiction that Manager's gross negligence, willful misconduct or breach of this Agreement was responsible in whole or in part for the third party's loss), or (iii) any of the Wilson Principals with respect to a claim that such Wilson Principal breached an obligation imposed on him or her to which he or she is bound under SECTIONS 3.1.3, 3.1.5, 3.6, 3.7, 7.8, and 7.12.

9.       MEMBERS

9.1 Liability of Members. Except as otherwise provided in this Agreement, the Members will not be bound by, or be personally liable for, any expenses, liabilities or obligations of the Company; provided, however, that the capital of the Members invested herein will be subject to the risk of the business of the Company and the claims of its creditors as provided by law. Nothing contained herein, however, will be construed as limiting any Members' (i) obligations to contribute capital to the Company pursuant to
    SECTION 5.2 (Additional Contributions) and to reinvest Distributable Capital Proceeds up to the amount of each Member's Adjusted Permanent Capital pursuant to SECTION 0, or (ii) liability to other Members on account of the liable member's breach of this Agreement.

9.2 Matters on Which the Members are Entitled to Vote. Except as otherwise provided by this Agreement, the Members will only have the right directly or through their Representatives to vote upon the matters described in SECTION
    8.3 (Major Decisions).



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9.3      Members' Rights and Powers. The Members will have only the rights expressly stated in this Agreement to affect the Company's structure and its affairs. The Members will have no right, power, or authority to act for or on behalf of the Company or to bind the Company and, except for the exercise of the voting and approval and other rights expressly granted to the Members under the terms of this Agreement, will not interfere or take part in the conduct or control of the Company business. The Members may advance or loan money to the Company or transact other business with the Company, subject to any express limitations contained in this Agreement. The rights and liabilities of any Member transacting business with the Company will be as provided in the provisions of the LLC Act.

9.4 Restrictions on Members. The Members will not have the right or power to (i) withdraw or reduce their contribution to the capital of the Company except as a result of distributions provided for in this Agreement, or (ii) bring an action for partition against the Company.

9.5 Indebtedness Instruments. Except upon approval of the Board, no Member will acquire or guarantee any instrument evidencing indebtedness owed to a third party and/or collateral security therefor given to a third party to which the Company is a party or which purports to constitute a lien upon or the grant of a security interest in any Company property, or any indebtedness instrument of the Company or an entity in which the Company holds a direct or indirect interest, unless such acquisition or guarantee is expressly authorized by this Agreement. Notwithstanding the foregoing any member of the EOP Group may acquire any debt that has been guaranteed (in whole or in part) by any member of the EOP Group and any member of the Wilson Group may acquire and debt that has been guaranteed (in whole or in part) by any member of the Wilson Group.

9.6 Non-Parties. EOP shall cause each of those members of the EOP Group that are not parties hereto to comply with its obligations as a constituent of the EOP Group set forth herein. Wilson shall cause each of those members of the Wilson Group that are not parties hereto to comply with its obligations as a constituent of the Wilson Group set forth herein.

10.      TRANSFER OF A MEMBER'S INTEREST.

10.1 Definition. The term "TRANSFER" (which may be used as an adjective, noun or verb in any variation or tense) includes any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer, including transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any part or all of a Member's Membership Interest in the Company or of any right, title or interest in any Member, provided that a transfer includes the indirect Transfer of ownership interests in a Member only if one or a series of transactions result in a majority of the capital or voting interests of the Member no longer being controlled, directly or indirectly, by any entity of the EOP Group in the case of EOP or by some or all of the individuals identified by name (including William Wilson) in the definition of Wilson Principals in the case of Wilson. Notwithstanding the foregoing, a Transfer also includes any direct or indirect sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer,



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    including transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly (other than at their death), which reduces the personal interest of either of William Wilson or Thomas Sullivan in the Company, any Member or any entity comprising any Member to less than 50% of such interest as of the Formation Date.

10.2 Transfers. No Transfer will be permitted nor may any Member withdraw from the Company without the prior written consent of the Board, which consent may be granted or withheld in its sole discretion, except that the following Transfers do not require the consent of the Board, Manager or any other Member:

10.2.1 A Member may Transfer all or any portion of its Membership Interest to the Manager, subject to the provisions of 10.4 (Conditions to Transfer), or to any other Member, and EOP may make a Transfer to any entity included in the EOP Group or in connection with any merger of EOP OP or EOPT, all of the foregoing being subject to the provisions of SECTION 10.4 (Conditions to Transfer); and

10.2.2 To the extent the Company is required by law to allow such assignment or pledge, a Member may assign or pledge its rights to receive distributions under this Agreement, but no pledgee or assignee of such rights shall have any interest in, or be entitled to any rights of a Member in this Company unless such pledgee or assignee is admitted as a substituted Member under
    SECTION 10.3 (Substituted Member).

10.2.3 Any of the Wilson Principals may Transfer all or any portion of their direct or indirect interests in Wilson by (i) conveyance, grant, gift or otherwise to any trust, family limited partnership or other entity whose primary beneficiaries or owners are related by blood or marriage to the Transferor or whose primary purpose is charitable or (ii) by bequest, descent, devise or the laws of intestate succession; provided, however, that with respect to the Transfers described in the foregoing clauses (i) and
    (ii), (a) William Wilson and Tom Sullivan, so long as they are alive, shall each personally retain ownership of at least 50% of their respective interests they held in Wilson as of the Formation Date, and (b) a majority of the capital or voting interests of Wilson are controlled, directly or indirectly, at all times by some or all of the individuals identified by name (including William Wilson) in the definition of Wilson Principals.

10.3 Substituted Members. No Transfer of a Member's Membership Interest will cause the transferee to become a substituted Member of the Company unless its interest was acquired pursuant to a Transfer permitted under this Agreement and notice thereof has been given to Manager. Until the admission of a transferee as a Member, a transferor of a Membership Interest will not be released from its obligations under this Agreement. Even after the admission of a transferee as a Member, the transferor shall not be released from any obligations arising or accruing prior to such transfer.

10.4 Conditions to Transfer. No Transfer of an interest of a Member will be completed and no transferee will become a substituted Member unless and until (i) the transferring Member and the proposed transferee comply with the requirements, if any, of the securities laws of the United States and all applicable states and any other laws that are applicable to



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    the proposed Transfer, (ii) if requested by the Board, the transferring
    Member provides the Manager with a legal opinion in a form and from counsel reasonably acceptable to the Manager that the foregoing conditions have been satisfied, (iii) the transferring Member agrees to reimburse the Company for any costs reasonably incurred by the Company in connection with such Transfer, (iv) in the case of a Transfer where the transferee is to be a substituted Member, the transferee executes an instrument, in form reasonably satisfactory to the Manager, in which the transferee adopts and agrees to be bound by all the terms and provisions of this Agreement, and
    (v) a written instrument of transfer has been received by the Manager. Until all of the foregoing conditions have been satisfied, the Company and the Manager may continue to treat the transferor of any such interest as its absolute owner and will incur no liability for any allocation or distribution made in good faith to the transferor.

10.5 Allocation of Benefits. Upon the Transfer of all or any part of the Membership Interest of a Member as herein provided, the Profits and Losses attributable to the Membership Interest so transferred will be allocated between the transferor and transferee as of the date and in the manner set forth on the written assignment. Distributions will be made to the holder of record of the interest on the date of distribution.

11.      PUT/CALL PROVISIONS.

11.1 EOP Project Puts and Calls. Subject to the terms and conditions herein, EOP will have the right to acquire all of the Company Interest in each EOP Project Entity at an all cash price determined as set forth herein. EOP shall have the right (the "CALL RIGHT") and Wilson shall have the right (the "PUT RIGHT") to commence the process of determining such price as set forth herein. Notwithstanding anything to the contrary herein, EOP may assign its rights under this SECTION 11, with respect to any or all Projects, to any member of the EOP Group without limitation or restriction.

11.2 Notice of Puts and Calls. EOP may (or may cause any entity comprising part of the EOP Group to) exercise its Call with respect to the Company Interest in the applicable Project Entity. EOP may exercise its Call Right with respect to any such Company Interest in the applicable Project Entity by delivering notice (the "CALL NOTICE") to Wilson not earlier than the first to occur of (i) Project Stabilization for the applicable EOP Project, or (ii) 40 months following Project Commencement for the applicable EOP Project. Wilson may exercise its Put Right with respect to any such Company Interest in the applicable Project Entity by delivering notice (the "PUT NOTICE") to EOP not earlier than the first to occur of (i) Project Stabilization for the applicable EOP Project, or (ii) prior to Project Stabilization (but not earlier than 120 days before Wilson reasonably anticipates that Project Stabilization will occur) for the applicable EOP Project, if sufficient signed leases are in place to allow Project Stabilization to occur once those leases have commenced, provided, however that it shall be a condition to EOP's obligation to close on its acquisition of the Company Interest that Project Stabilization has been achieved. Concurrently with the Put Notice, or not later than 30 days after receipt of the Call Notice, Wilson will deliver to EOP a notice (the "PRICING NOTICE") specifying an amount (the "PROJECT PRICE") which Wilson believes, reasonably and in good faith, to be the Fair Market Value for the applicable EOP Project as a whole as if the entire underlying real property, ground lease or other such interest actually owned by the Owner were being sold on the terms and conditions, including



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    prorations, (collectively, the "SALE TERMS") set forth in the form of purchase agreement attached hereto as Exhibit F. At any time within the 60 days (the "RESPONSE PERIOD") after delivery of the Pricing Notice, EOP may elect, in EOP's sole and absolute discretion, to buy the applicable Company Interest by delivering notice (the "EXERCISE NOTICE") thereof to Wilson. Failure to deliver the Exercise Notice within the Response Period will be deemed to be a binding decision by EOP not to purchase such Company Interest at a price based on the Project Price. For Existing Projects other than Fair Isaac (and only for such Existing Projects), at Wilson's sole and absolute discretion such Sale Terms may specify (such specification, a "B UNIT EXCLUSION NOTICE") that all or any part of the B Unit (the "EXCLUDED B UNIT") in the applicable Project Entity is to be excluded from the Company Interest being sold. In such event, if EOP purchases the remaining Company Interest, then when such remaining Interest is transferred to EOP, the Company will assign its rights in the Excluded B Unit to Wilson and Wilson shall become a member of the applicable EOP Project Entity, and all references in this SECTION 11 (Put/Call Provisions) to purchasing or otherwise transferring the B Unit will not apply (other than as provided in SECTION 11.11 (Sale of Excluded B Units)).

11.3     Closing.

11.3.1 Terms. If EOP delivers its Exercise Notice, EOP shall purchase the applicable Company Interest from the Company and the Company shall sell such Company Interest to EOP on the Sale Terms and the other terms and conditions set forth herein (collectively, the "SALE").

11.3.2 Date. Except as otherwise provided herein, the closing of the Sale (the "CLOSING") will occur 30 days after the date of the Exercise Notice (the "PRESUMED CLOSING DATE"), unless either EOP or Wilson specifies a later date pursuant to this SECTION 11.3.2. In the Exercise Notice, EOP may identify (such identification the "EOP CLOSING DELAY NOTICE") a later proposed date for the Closing, which date (the "EOP DELAYED CLOSING DATE") may be any business day after the Promote Calculation Date but on or prior to the date 180 days after the date of the Exercise Notice. If Wilson desires the Closing to occur later than the Presumed Closing Date or EOP Delayed Closing Date, as applicable, at its option it may defer the Closing to any date on or before the first business day following the first anniversary of Project Completion for the applicable EOP Project (the "WILSON DELAYED CLOSING DATE") by so notifying (the "WILSON CLOSING DELAY NOTICE") EOP in writing no later than 10 business days after receipt of the Exercise Notice. The date of the Closing (the "CLOSING DATE") will be: (i) the Wilson Delayed Closing Date if Wilson has timely sent the Wilson Delayed Closing Notice; (ii) the EOP Delayed Closing Date if EOP has timely sent the EOP Closing Delay Notice and Wilson has not timely sent a Wilson Closing Delay Notices; and (iii) the Presumed Closing date if EOP has not timely sent the EOP Closing Delay Notice and Wilson has not timely sent the Wilson Closing Delay Notice.

11.4     Sale Price.

11.4.1   Definitions.



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11.4.1.1 "PROJECT PROCEEDS": The total Project Distributable Capital Proceeds the applicable EOP Project Entity would have available for distribution by the applicable entity on the Promote Calculation Date from a deemed sale of the applicable EOP Project (as a whole as if the entire underlying real property, ground lease or other such interest actually owned by the Owner were being sold) on the Promote Calculation Date for the Project Price in accordance with the Sale Terms (including prorations described therein), and from all other funds and assets (including the mutually agreed net value of reserves in excess of then currently existing third party liabilities being reserved against, and if not so agreed than as reasonably determined by the Company's independent accountants) of the Project, Project Entity and Owner, after deducting all debts (including any Project Required Funds Loans and unpaid interest thereon), liabilities and expenses (including an assumed 1.5% of the Project Price for all closing costs and expenses associated with the Sale including commissions, but not including prorations) of the Project, Project Entity and Owner if the Project Entity and Owner were liquidated and the proceeds distributed in accordance with the Project Entity's organization documents.

11.4.1.2 "COMPANY PROCEEDS": The total Project Proceeds from the applicable EOP Project Entity that would be distributable to the Company in the event of the deemed sale and liquidation of the Project Entity and Owner under
    SECTION 3.4.2.2 (Project Distributable Capital Proceeds) and the provisions of the Project Entity's organizational documents.

11.4.1.3 "A UNIT VALUE": The total Company Proceeds from the applicable EOP Project Entity that would be distributable to EOP if such Company Proceeds were distributed by the Company to EOP pursuant to SECTION 5.7.2 and the aggregate Adjusted Permanent Capital Amount for EOP and Wilson were zero and the Adjusted Balance of each of Wilson and EOP were equal to its Pro-Rata share of the Project Capital Investment.

11.4.1.4 "B UNIT VALUE": The total Company Proceeds from the applicable EOP Project Entity that would be distributable to Wilson if such Company Proceeds were distributed by the Company to Wilson pursuant to SECTION 5.7.2, and the aggregate Adjusted Permanent Capital Amount for EOP and Wilson were zero and the Adjusted Balance of each of Wilson and EOP were equal to its Pro-Rata share of the Project Capital Investment, but not including distributions to which Wilson is entitled under SECTION 5.7.2.6.

11.4.1.5 "C UNIT VALUE": The total Company Proceeds that would be distributable to Wilson pursuant to Section 5.7.2.6 if all such Company Proceeds were distributed by the Company.

11.4.1.6 "PROMOTE CALCULATION DATE" shall be the date which is the 30th day after the later of (x) Project Stabilization or (y) the last day of the Response Period (even if the Exercise Notice were delivered before such day).

11.4.1.7 "PROMOTE DISTRIBUTION" shall mean the amount of those distributions payable pursuant to Section 5.7.2.6.



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11.4.2   Price for Company Interest. The price for the entire Company Interest, if transferred pursuant to a Put or a Call will be equal to the amount of the Company Proceeds.

11.4.3   Adjustments for Closing Delays.

11.4.3.1 Adjustment to Amount of Promote Distribution. If EOP has delivered an EOP Closing Delay Notice, the Promote Distribution will be increased at the rate of 20% per annum commencing on the Promote Calculation Date and ending on the EOP Delayed Closing Date (or later date to the extent caused by EOP's breach of its obligations, if applicable, to close) or such earlier date as the entire Promote Distribution is paid. Unless Wilson has delivered a Wilson Closing Delay Notice, at any time prior to the Closing Date, EOP shall have the authority (in its absolute and sole discretion) to pay a portion the portion of the purchase price equal to the Promote Distribution at any time prior to the Closing Date and to cause the Company to pay the Promote Distribution to Wilson concurrently. If Wilson has delivered a Wilson Closing Delay Notice, the Promote Distribution will be increased at the Money Market Rate commencing on the date which would have been the Closing Date, but for the Wilson Closing Delay Notice. If EOP has not delivered an EOP Closing Delay Price and Wilson has not delivered a Wilson Closing Delay Notice, there will be no increase in the Promote Distribution under SECTION 11.4.3.1. The purchase price for the Company Interest shall be increased by any increase in the Promote Distribution Pursuant to this
    SECTION 11.4.3.1.

11.4.3.2 Adjustment in Wilson A and B Unit Distributions. If Wilson has delivered a Wilson Closing Delay Notice, then between the date which would have been the Closing Date but for the Wilson Closing Delay Notice and the Wilson Delayed Closing Date, notwithstanding anything to the contrary herein (including SECTION 5.7), the Company shall pay to EOP all distributions made by the Project Entity with respect to the A Unit and the B Unit which derive from income accrued by the Project Entity during this period (and allocate this income appropriately to EOP) and EOP shall pay to Wilson a return on the B Unit Value at the Money Market Rate, with appropriate credits or deductions based on reasonable prorations on account of distributions on the A Unit and B Unit that have been made prior to all distributions made by the Project Entity with respect to the A Unit and B Unit being paid to EOP (e.g., if all rents for a month were distributed by the Project Entity on the first day of the month and EOP only became entitled to such distributions on the second day of the month, it would be appropriate for Wilson to have its Pro-Rata Share of such rent payments deducted from its return at the Money Market Rate).

11.5     Mode of Payment of Put/Call Price.

11.5.1 OP Unit Exchange. At Wilson's request delivered concurrently with the Pricing Notice, EOP, Wilson and the Company shall cooperate (and EOP shall cause EOP OP to cooperate) to structure the Sale as a contribution of Company Interests in the Project Entity in exchange for UPREIT operating partnership units of EOP OP ("OP UNITS") pursuant to the terms of the form Contribution Agreement attached hereto as Exhibit G. Such OP Units shall be valued at the greater of the then market price of EOPT shares (based on a trailing 10 trading-day weighted (by trading volume) average closing price calculated as of the date five trading days prior to closing) or the net asset value per share ("NAV") of



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    EOPT stock, as reasonably determined by the Board of Trustees of EOPT as of the date of the Pricing Notice (and which NAV the Wilson Group agrees to keep strictly confidential). Any transfers of OP Units by Wilson and its successors or assigns as holders of the OP Units will be subject to reasonable transfer restrictions imposed by EOPT, compliance with applicable state and federal securities laws, availability of the private placement exemption under Section 4(2) of 1933 Act, and the requirement that any recipient of OP Units that would otherwise receive a de minimis number of OP Units, shall receive cash instead of OP Units at EOP's election.

11.5.2   Company Unit Distribution.

11.5.2.1 Operation of A Unit Distribution. At EOP's request, delivered concurrently with the Exercise Notice, EOP, the Wilson Group and the Company shall cooperate to structure the Sale as a purchase of the B Unit and C Unit from the Company, the distribution of certain proceeds from the sale of the B Unit and C Unit to Wilson and the distribution of the A Unit from the Company to EOP or a member of the EOP Group designated by EOP. In such a transaction, (a) EOP will be obligated to simultaneously recontribute to the Company in cash the amount, if any, by which the A Unit Value exceeds the cash that EOP would have received in accordance with SECTION 5.7.2 had the Sale been an all cash transaction; and (b) Wilson will be obligated to simultaneously recontribute to the Company in cash the amount, if any, by which the B Unit Value and the C Unit Value exceed the cash that Wilson would have received in accordance with SECTION 5.7.2 had the Sale been an all cash transaction. In such a transaction there shall be made such adjustments to the Members' Default Capital, accrued Default Preferred Return, Adjusted Capital and Capital Accounts as would have been made if Company Proceeds were Capital Proceeds, the Distributable Capital Proceeds of which were distributed (with applicable Company retentions) pursuant to
    SECTION 5.7.2.

11.5.2.2 Operation of B Unit Distribution. In any transaction where Wilson delivers a B Unit Exclusion Notice, EOP, the Wilson Group and the Company shall cooperate to structure the Sale to involve the distribution of the Excluded B Unit to Wilson. In such a transaction (a) the Company will distribute the Excluded B Unit to Wilson and Wilson will be obligated to simultaneously recontribute to the Company in cash the amount, if any, by which the B Unit Value exceeds the cash that Wilson would have received with respect to the B Unit in accordance with SECTION 5.7.2 had the Sale been an all cash transaction; provided that if the Excluded B Unit is not the entire B Unit, then this recontributed amount shall be adjusted to reflect this fact. In such a transaction there shall be made such adjustments to the Members' Default Capital, accrued Default Preferred Return, Adjusted Capital and Capital Accounts as would have been made if Company Proceeds were Capital Proceeds, the Distributable Capital Proceeds of which were distributed (with applicable Company retentions) pursuant to SECTION 5.7.2.

11.6 Right to Market EOP Project. If the Put Right or the Call Right has been exercised and EOP has failed to timely deliver an Exercise Notice, Wilson will have the right, subject to the provisions of SECTION 11.7 (the "RIGHT OF FIRST OFFER"), to cause the Company or the Owner (as applicable) to market the applicable EOP Project (or at Wilson's election, all but not less than all of the related Project Entity's interests therein) for sale and



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    to sell the EOP Project (or all such interests) to a third party, provided that a contract of sale is entered into within 180 days after the end of the Response Period and the closing of any such sale occurs within the later of
    (i) 45 days after the end of such 180-day period, or (ii) the first business day that is one year after Project Completion. Provided they comply with the terms of this Agreement, all sales by the Company under this SECTION 11.5.2 will be under the exclusive direction and control of Wilson and without the need for further consent or approval by the Board, EOP or the EOP Group.

11.7 Right of First Offer. The Company shall not sell (or allow to be sold) any EOP Project (or any of the related Project Entity's interests therein) to a third party for a price (the "THIRD PARTY PRICE") that is less than the Project Price (or with respect to the related Project Entity's interests in such Project, that portion of the Project Price that would be attributable to the such interests) or on any other material terms more favorable to the purchaser, taken as a whole, than the Sale Terms (disregarding the right of Wilson to receive OP Units) unless Wilson first delivers a new Pricing Notice specifying the Third Party Price as the Project Price and amending the Sale Terms to provide the same terms as for the proposed third party sale (the "MORE FAVORABLE TERMS"). EOP shall then have all rights set forth in this SECTION 11 with respect to such New Pricing Notice, including the right to deliver an Exercise Notice within the new Response Period, but the length of the Response Period shall be 30 days; provided, however, that if the Company has entered into an otherwise binding contract to sell an EOP Project at the Third Party Price on the More Favorable Terms with a binding closing date (the "THIRD PARTY CLOSING DATE") then if EOP delivers an Exercise Notice, the Closing of EOP's purchase shall be a date specified by EOP in its discretion, but no later than the later of (i) the date 30 days after the expiration of the Response Period, or (ii) the Third Party Closing Date, provided that, if (a) the More Favorable Terms provided for a closing date after the first business day that is one year after Project Completion, and (b) any Third Party Closing Date is on or after the first business day that is one year after Project Completion, then at Wilson's sole election, the closing shall not occur until the first business day that is one year after Project Completion. If EOP does not deliver such an Exercise Notice, Wilson will be entitled to complete the third party sale of the Project for an all cash price at the price and on the terms specified in the New Pricing Notice delivered under this SECTION 11.7 within the time specified in
    SECTION 11.6.

11.8 Calculation of Promote Distribution in Connection With Third Party Sales or Exercise of Right of First Offer.

11.8.1 First ROFO. If EOP fails to timely deliver its Exercise Notice or otherwise declines the offer to purchase pursuant to SECTION 11.7, and the Company thereafter sells (or causes to be sold) the related EOP Project (or the related Project Entity's interests therein) to a third party as permitted by the Right of First Offer, the Promotional Interest will be calculated as though the Project Price were the actual sale price (after appropriate adjustment if interests in the Project rather than the Project were sold), and will equal the greater of (x) the Promotional Interest calculated as of the Promote Calculation Date or (y) the Promotional Interest calculated as of the date of such sale.

11.8.2 Subsequent ROFO. If EOP fails to timely deliver its Exercise Notice or otherwise declines the Put or Call and the Company does not sell (or cause to be sold) the



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    related EOP Project to a third party on terms permitted by the Right of
    First Offer, but the Company subsequently sells to a third-party based on a subsequent reoffer to EOP pursuant to SECTION 11.7 (Right of First Offer) under a subsequent Right of First Offer, the Promotional Interest will be calculated as though the Project Price were the actual sale price (after appropriate adjustment if interests in the Project rather than the Project were sold) and will equal the greater of (A) the Promotional Interest calculated as of the later of (i) the 30th day after the most recent Exercise Notice declining to purchase the EOP Project (or applicable interests) was delivered or (ii) the last day on which the most recent Exercise Notice could have been delivered; or (B) the Promotional Interest calculated as of the date of such sale.

11.8.3 No Adjustments Applicable. The provisions of SECTION 11.4.3 shall not apply to any calculations pursuant to this SECTION 11.8.

11.9 Second Phase and Partial Interest Projects. Without limitation of Wilson's or EOP's rights under SECTIONS 11.1 through 11.7, inclusive, if (a) EOP exercises its Call Right, or Wilson exercises its Put Right with respect to an EOP Project ("SECOND PHASE PROJECTS") that is (i) a subsequent phase of another EOP Project in which EOP or its designee has already purchased a portion of the Company Interest or (ii) a Project otherwise already substantially owned and controlled by the EOP Group, or (b) EOP exercises its Call Right, or Wilson exercises its Put Right, with respect to an EOP Project that is not owned 100% by the Company, members of the Wilson Group and the EOP Group ("PARTIAL-INTEREST PROJECTS"), or (c) a Project for which a Put Right or a Call Right was exercised remains unsold more than 460 days after the delivery of the Pricing Notice (an "UNSOLD PROJECT"), then EOP may elect for Second Phase Projects and Unsold Projects, and Wilson may elect for Partial-Interest Projects, in lieu of the Right of First Offer described above, to have the Fair Market Value (as defined below) of the applicable EOP Project as a whole determined under the procedures set forth under SECTIONS 13.1.5 and 13.1.6. The party electing to proceed under such Sections must send notice of such election to the other party within 30 days after the Put or Call Notice is delivered, and the procedures under such Sections shall be initiated within 10 business days thereafter.

11.9.1 EOP Purchase. After the Fair Market Value for a Second Phase Project, an Unsold Project or Partial-Interest Project is determined in accordance with the procedures set forth in this SECTION 11.9, EOP may, in its sole and absolute discretion, within 60 days thereafter elect to purchase the Company Interest by sending an Exercise Notice on the same terms and conditions and using the same procedure as if EOP had received a Pricing Notice with the Project Price being specified as the Fair Market Value, except as otherwise set forth in this Section. If EOP sends the Exercise Notice, the Project Proceeds will be calculated as though the Project Price were the Fair Market Value, and the Presumed Closing Date will be 30 days after the Exercise Notice. The Closing Date shall be subject to adjustment on the same terms as set forth in SECTION 11.3.2. The Promote Calculation Date shall be 30 days after (a) the Put Notice or Call Notice for Second Phase and Partial Interest Projects, or (b) a party elects to proceed under this SECTION 11.9 for Unsold Projects. If the arbitrator chooses the value Wilson presented in the arbitration rather than the value EOP presented in the arbitration as the Fair Market Value, the Promote Distribution will be increased at the rate of 20% per annum commencing on the Promote Calculation Date and ending on the date EOP



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    sends the Exercise Notice. The purchase price for the Company Interest shall be increased by any increase in the Promote Distribution Pursuant to this
    SECTION 11.4.3.1.

11.9.2 Third-Party Sale. If EOP does not send an Exercise Notice within 60 days after determination of the Fair Market Value, Wilson, on behalf of the Company and the EOP Investor in such Project, will have the exclusive right to market and sell the Project (or, at Wilson's election, all but not less than all of the related Project Entity's interests therein), and the negotiation, terms and closing will be under the exclusive direction and control of Wilson and without the need for further consent or approval by the Board or the EOP Group, provided that the price at which the sale of the EOP Project is consummated is at least equal to 95% of the Fair Market Value with respect to Partial-Interest Projects (whether or not they are also Second Phase and/or Unsold Projects) or 97.5% of the Fair Market Value for Second-Phase or Unsold Projects (or, in the case of a sale of all of the Project Entity's interests therein, the portion of such values attributable to such interests), and the other material terms, taken as a whole, are materially no more favorable to the buyer than the Sale Terms (disregarding the right to receive OP Units). If the Project is sold to a third-party, the Promotional Interest will equal the greater of (a) the Promotional Interest where the Project Price is calculated on the Promote Calculation Date described above in this SECTION 11.9 as though the Project Price were the Fair Market Value, or (b) the Promotional Interest where the Promote Calculation Date is the actual date of sale to the third party as though the actual sale price were the Project Price. In addition, if the arbitrator chooses the value Wilson presented in the arbitration rather than the value EOP presented in the arbitration as the Fair Market Value and the Promotional Interest is not calculated pursuant to clause (b) above, then the Promote Distribution will be increased at the rate of 20% per annum commencing on the Promote Calculation Date and ending at the end of EOP's 60-day response period.

11.10 Company Projects: Except for the Put Right and Call Right, the decision to sell or dispose of a Company Project will be a Major Decision requiring approval of Wilson and EOP or the Board; provided, that at any time after one year following Project Stabilization of a Company Project (and subject to any restrictions imposed by any third-party equity investor in the Project) if the Members have not agreed on a sale or disposition of such Project (or all of the interests of the Company, the EOP Group and the Wilson Group in the Company Project (the "COMPANY GROUP")), either EOP or Wilson will have the right, during the Marketing Period (as defined below), to market and sell the Company Project or the interests of the Company Group in the Company Project (alternatively, the "MARKETED PROJECT") on behalf of the Company, provided that the Member marketing (the "MARKETING MEMBER") and selling the Marketed Project shall first comply with the following provisions of this SECTION 11.10. The Marketing Member must first give notice (the "ROFO NOTICE") to the other Member (the "NON-MARKETING MEMBER") of its intention to market the Marketed Project and offer (the "OFFER") to sell the Marketed Project for a cash price (the "OFFER PRICE") on specified terms (the "OFFER TERMS"). The Non-Marketing Member may accept such Offer within 30 days after receipt by giving notice (the "ACCEPTANCE NOTICE") thereof to the Marketing Member, in which case the Company shall sell, and the Non-Marketing Member shall buy, the Marketed Project at the Offer Price and on the Offer Terms. If the Non-Marketing Member does not timely deliver an Acceptance Notice, for the 225 days (the "MARKETING PERIOD") following the last day the Non-Marketing Member had to timely deliver an Acceptance Notice, the Marketing Member may cause the Company to



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    market and consummate the sale of the Marketed Project at a price no less than the Offer Price and on other material terms no more less favorable to the Company, taken as a whole, than the Offer Terms.

11.11 Sale of Excluded B Units. At any time after the five-year anniversary of the Project Stabilization if Wilson owns any Excluded B Units, EOP may, by written notice (the "EXCLUDED B UNIT CALL NOTICE") to Wilson, elect to purchase or Wilson may, by written notice EOP (the "EXCLUDED B UNIT PUT NOTICE") elect to sell, all or any Excluded B Unit(s) at a price (the "EXCLUDED B UNIT EXERCISE PRICE") equal to the B Unit Value calculated as if the Project Price were the Fair Market Value of the applicable Project as a whole determined under the procedures set forth under SECTIONS 13.1.5 and
    13.1.6 which shall be initiated within five business days after delivery of the Excluded B Unit Call or Put Notice. Within 60 days after determination of the Fair Market Value, EOP, in its sole and absolute discretion, (and through any the EOP Group entity) may elect to purchase such Excluded B Units by giving written notice (the "EXCLUDED B UNIT EXERCISE NOTICE") to Wilson. If EOP timely delivers an Excluded B Unit Exercise Notice, Wilson shall sell to EOP and EOP shall purchase from Wilson the Excluded B Unit that was the subject of the Excluded B Unit Exercise Notice at the Excluded B Unit Exercise Price and all the Sale Terms on the date 10 business days after EOP delivers the Excluded B Unit Exercise Notice. If EOP does not timely deliver an Excluded B Unit Exercise Notice or notifies Wilson that it will not exercise its right to purchase the Excluded B Unit Wilson will have the right to cause the applicable Project Entity or Owner (as applicable) to market the applicable EOP Project (or at Wilson's election, all but not less than all of the related Project Entity's interests therein) for sale and to sell the EOP Project (or all such interests) to a third party, provided that the sale closes within 225 days after (and a binding contract has been entered into with 180 days after) EOP sends a notice declining to purchase the Excluded B Unit. Wilson shall not sell (or allow to be sold) the EOP Project for a price (the "EXCLUDED B UNIT THIRD PARTY PRICE") that is less than 100% of the Fair Market Value or on any other material terms, taken as a whole, that are more favorable to the buyer than the Sale Terms (disregarding the right of Wilson to receive OP Units), unless Wilson first delivers a new offer to EOP specifying the Excluded B Unit Third Party Price as the Project Price and amending the Sale Terms to provide the same terms as for the proposed third party sale (the "MORE FAVORABLE THIRD PARTY TERMS"). EOP shall then have the 30 days to send an Excluded B Unit Exercise Notice at the Excluded B Unit Third Party Price and/or More Favorable Third Party Terms. If EOP does not deliver the Excluded B Unit Exercise Notice, Wilson will be entitled to complete the third-party sale of the Project (or all such interests) for an all cash price on the terms and conditions set forth in this Section.

11.12 Control of Projects Pending Sale. Notwithstanding anything herein (including in SECTION 4.3) to the contrary, if EOP has delivered an Exercise Notice or an Excluded B Unit Exercise Notice with respect to any Project, so long as the EOP Group member who is the prospective purchaser of the Project has not defaulted in its obligation to close, when so obligated to close, EOP shall have the exclusive right to conduct, manage, control and make all decisions (including all leasing negotiations and decisions with respect to such Project including whether or not to enter into a lease and the terms of any such lease, but excluding the right to cause Wilson to have new recourse liability (other than customary non-recourse



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


    carve-outs and environmental indemnities) with respect to such Project) on behalf of the Company with respect to such Project without Board approval

12.      DISSOLUTION AND WINDING UP.

12.1 Dissolution. Causing a dissolution of the Company before the expiration of the agreed term set forth in this Agreement, except as otherwise expressly provided in this Agreement, will be a breach of this Agreement. The Members agree that there is no adequate remedy at law for such breach and consequently the agreement of each Member not to cause a dissolution shall be specifically enforceable.

This Company shall begin the Winding Up Period upon the first to occur of the following events (each, a "DISSOLUTION EVENT"):

12.1.1   The expiration of the Company's agreed term;

12.1.2 The effective date of a written decision by all of the Members to dissolve the Company;

12.1.3 The sale or other voluntary disposition of all or substantially all of the assets of the Company and the receipt of all of the consideration therefor;

12.1.4 Unless the Board otherwise determines, the tenth (10th) anniversary of the Formation Date;

12.1.5 At the election of Wilson in writing after it is true that neither Samuel Zell nor Timothy Callahan are either Chairman or CEO of EOPT, but prior to the date 60 days after EOP delivers a truthful notice to Wilson that the foregoing has occurred;

12.1.6 At the election of EOP in writing after the death, permanent disability or resignation (other than Premature Resignation, defined below) of William Wilson from Wilson, but prior to the date 60 days after Wilson delivers a truthful notice thereof to EOP that the foregoing has occurred;

12.1.7 At the election of either Member upon at least 180 days prior written notice to the other Member, effective at any time after the three-year anniversary of the Formation Date; and

12.1.8   At the election in writing of the non-breaching party, provided that
    (i) a final determination ("DEFAULT DETERMINATION") in accordance with the procedures of this Agreement for resolving Disagreements under SECTION 13.1 (Disagreements) has been made to the effect that such Member has committed an uncured material breach of this Agreement (other than a failure to make Additional Contributions, for which SECTION 5.2.2.2 (Failure to Make Contributions) shall provide the exclusive remedy), and (ii) such material breach remains uncured after more than 20 working days after the Default Determination and notice thereof specifying the nature and extent of the material breach (in the case of a failure to pay money) or after more than 60 working days after the Default Determination and notice thereof from the other Member specifying the nature and extent of the material breach (in the case of any other breach).



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


12.2     Winding Up.

12.2.1 Winding Up. Upon the occurrence of a Dissolution Event and until the Company finally liquidates, dissolves and files a certificate of cancellation (the "WINDING UP PERIOD"): (i) except if the Dissolution Event is a Default Determination in which event the defaulting party remains so obligated, neither the EOP Group nor the Wilson Group will have any further obligation to offer Qualifying Projects to the Company; (ii) subject to Wilson's purchase right described in SECTION 12.2.2 (Wilson Right to Purchase Following Dissolution Event), the Company will not undertake New Projects and EOP may elect to cause the Company to continue or discontinue Projects which have been commenced but where the Company has not made any commitments to third parties to complete the Project and the Company will not suffer a net loss (not including lost profits) in excess of $500,000 if the Project were disposed of rather than pursued ("DISCONTINUED PROJECTS") and to liquidate any land, options or other rights to Discontinued Projects, or any interests therein; (iii) the Company will complete all then existing pending Projects other than Discontinued Projects; (iv) EOP Projects will be completed and offered to EOP or sold pursuant to the procedures outlined in
    SECTION 11 (Put/Call Provisions); (v) third party development contracts with non-affiliated owners and Owners of Non-Company Projects will be completed (or at EOP's election and with the consent of Wilson (which consent shall not be required if EOP's Representatives voted not to make such Project an Approved Project or not to accept or undertake the Development Contract), assigned to one or more members of the Wilson Group); (vi) the Company will attempt to complete Company Projects and upon completion the Company will exercise any buy-sell rights or rights to sell the property contained in the organizational documents of the Owner. Capital invested by the Company in Projects will be distributed as Liquidating Distributions as Projects are liquidated, and upon liquidation of the last project and other assets of the Company, the Company will be liquidated.

12.2.2 Wilson Right to Purchase Following Dissolution Event. If a Dissolution Event occurs (except a Default Determination where Wilson is the defaulting party), Wilson will have a right of first offer to purchase any land, options or other rights to Projects that EOP has elected will not be continued by the Company in accordance with SECTION 12.2.1 at a price which EOP designates, in good faith, to be the Fair Market Value thereof and on the same basis and terms as if Wilson had all the rights of EOP and EOP had all rights of Wilson under the Right of First Offer (including Wilson's right to be re-offered such Project if not sold or a contract of sale has not been entered into within 180 days after Wilson declines and thereafter sold within 45 days at a price and on other material terms, taken as a whole, no less favorable to the purchaser, but not (unless EOP elects in its sole and absolute discretion) EOP's obligation to structure the transaction to involve OP Units), Wilson will be permitted to use the Company personnel to develop those projects and new projects (the "OUTSIDE PROJECTS") independently of the Company provided the Wilson Principals and other personnel of the Company and its Subsidiaries continue to commit sufficient time and resources to the EOP Projects, Company Projects and any other work and projects that are to be completed by the Company and further provided that the compensation paid by the Company or its Subsidiaries to such personnel shall be reduced by the portion of their time spent on Outside Projects.



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12.2.3   Premature Resignation. Upon the occurrence of a Premature Resignation
    (as defined below) of William Wilson, or the occurrence of a Dissolution Event resulting from an uncured Wilson breach, in addition to any other rights and remedies EOP has hereunder, Wilson will have no right of first offer to purchase pursuant to SECTION 12.2.2, and in addition to any rights and remedies secured to EOP hereunder, EOP will have the exclusive right to make all decisions (other than decisions involving a conflict of interest; provided that EOP's right to purchase such Project shall not for any purpose of this Agreement be deemed to be such a conflict), including all Major Decisions with respect to (a) the completion, disposition and any other matter related to EOP Projects and Company Projects, and (b) the disposition of the other Company assets. A "PREMATURE RESIGNATION" will be deemed to have occurred, subject to the provisions of SECTION 13.1.1 (Disagreements) and a final determination thereunder and Wilson's failure to effect a cure within 30 days following notice of such final determination, if Wilson resigns from Wilson or resigns as Chairman of the Company or otherwise ceases to have a significant involvement in the business without the prior consent of EOP (other than as a result of death or a permanent disability) at any time before the third anniversary of the Formation Date. In addition, upon a Premature Resignation, at the option of EOP, William Wilson and/or Thomas Sullivan may be replaced as an officer(s) of the Company by a person selected by EOP, but neither Wilson, William Wilson nor Thomas Sullivan will lose their continuing economic entitlements in the Company, the Projects and Owners except to the extent provided herein or in the organizational documents of the Owners.

12.2.4 EOP Material Breach. Upon the occurrence of a Dissolution Event resulting from an uncured EOP breach, Wilson will have the exclusive right to make all Major Decisions with respect to (a) the completion, disposition and any other matter related to EOP Projects and Company Projects, and (b) the disposition of other the Company assets, other than decisions involving a conflict of interest.

12.3 Liquidation. During the Winding Up Period, Distributable Cash Flow and Distributable Capital Proceeds shall continue to be distributed to the Members as provided in SECTION 5.7 (Distributions) and Profits, Losses and credits shall continue to be allocated between the Members as provided in
    SECTION 5.8 (Allocations). Following a Dissolution Event and completion of the matters described in SECTION 12.2.1 (Winding Up), the Company shall dissolve and upon the occurrence of a Liquidating Transaction, a "LIQUIDATOR," who will be the Manager if not in default of its obligations hereunder, or if the Manager is in default, a Member or third party selected by EOP, will immediately complete the winding up of the Company's affairs in an orderly and businesslike manner.

Following the Liquidating Transaction, Liquidation Proceeds and proceeds from the liquidation of the Company's other assets, if any, will be applied in the following order of priority: 12.3.1 To the Company's creditors, including payment of amounts outstanding under with respect to the Working Capital Line and

    Company Required Funds Loans, pro-rata and pari passu and the expenses of liquidation, in the order of priority provided by law;

12.3.2 To interest first and then principal on other debts owing to the Members, and to other advances made by Members to or for the benefit of the Company and to pay any



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    outstanding leasing commissions and fees owed to leasing agents and property managers, including to any Affiliates of any Members pro-rata and pari passu;

12.3.3 To set up any reserves that are reasonably determined by the Liquidator to be necessary for any contingent liabilities of the Company, which reserves shall be held by the Company or paid over to a bank as escrow holder and shall be disbursed under the direction of the Liquidator in payment of such contingent liabilities. As such contingent liabilities have been paid or adequately provided for in the reasonable judgment of the Liquidator, the balance of such reserves shall be distributed pursuant to
    SECTION 12.3.4 below; and

12.3.4 To the Members pursuant to the provisions of SECTION 5.7.2 (Distributable Capital Proceeds) and SECTION 5.7.4, and any Profits, Losses and credits associated with the Liquidation Transaction and winding up of the Company will be shared by the Members as provided in SECTION 5.8.1.

12.4 Capital Account Deficit. A Member will be liable to the Company for all or a portion of any deficit in its Capital Account only if it so elects (and the other Members recognize such election) to be liable for such deficit or portion thereof. Such election may be for any amount elected by the Member and may be amended or withdrawn at any time. The election, and any amendment thereof, will be made by written notice to the Manager stating that the Member elects to be liable, and specifying the limitations, if any, on the maximum amount or duration of such liability. A withdrawal of any such election, or an amendment reducing the Member's maximum liability, will not be effective to avoid responsibility for any loss incurred prior to such amendment or withdrawal. Any Member who has elected to be liable for all or a portion of his Capital Account deficit shall contribute capital to the Company under this provision at the time and in the form required by Treasury Regulation Sec. 1.704-1(b)(2)(ii); if such regulation provides for more than one date or mode of contribution, the contributing Member(s) may select any time or mode of contribution so permitted. No third party, including any creditor of the Company, shall have the right to enforce the foregoing contribution obligations. In accordance with the foregoing: to the extent, if any, that Wilson has a deficit capital account balance because it has received distributions of not more than $1,244,000 under SECTION 5.7.2 that are in excess of capital gains Profits allocated to Wilson under
    SECTION 5.8.1.2, Wilson shall have the obligation to restore this deficit capital account balance by paying the amount of this deficit (not to exceed $1,244,000) to the Company at the time of liquidation.

13.      MISCELLANEOUS PROVISIONS

13.1     Disagreements.

13.1.1 Mutual Agreement. This SECTION 13.1 shall cover resolution of disputes concerning Arbitrable Decisions. An "ARBITRABLE DECISION" hereunder shall be defined as any issue where the parties hereto are unable to reach resolution at the Board level on any dispute arising hereunder where the parties are required to act reasonably, but not including disputes regarding decisions which may be made in the sole discretion of any party hereto or of any Representative. Notwithstanding anything to the contrary herein, the following shall



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


    not be Arbitrable Decisions: decisions to approve or not approve a Project pursuant to SECTION 3.2.2, EOP's decision whether or not to provide the Specified Equity for a Project pursuant to SECTION 3.3, and either Member's exercise of its options and elections under SECTION 11. Notwithstanding anything to the contrary herein, the following shall be Arbitrable
    Decisions: the Board's failure to agree on Major Decisions described in SECTIONS 8.3.9, 8.3.10 (with respect to only those decisions for which the Members are required to act reasonably), 8.3.11 (with respect to expenditures that exceed the Company operating budget that, when aggregated with other expenditures, exceed such budget by less than 50%), 8.3.19 (with respect to only those decisions for which the Members are required to act reasonably) and 8.3.21. Any party may at any time initiate the first step in the resolution process set forth in this SECTION 13.1 (Disagreements) by written notice (the "DISAGREEMENT NOTICE") to the other parties. The Disagreement Notice will set forth in brief form the nature of the dispute and the initiating party's understanding of the positions or proposals of each party to the dispute and will call for a meeting (which may be telephonic at the option of any Member) to occur at a date, time and place designated in the notice, which date will be no earlier than two (2) business days and no later than five (5) business days after the date of delivery of the Disagreement Notice; provided, however, that any party receiving a Disagreement Notice may, by written notice to all other parties delivered at least one business day before the meeting date scheduled in the Disagreement Notice, re-schedule the meeting date to a date no later than five (5) business days after the meeting date set forth in the Disagreement Notice, provided such party has first confirmed with all parties that its proposed new meeting date is acceptable to all parties. The party sending the Disagreement Notice and the addressee(s) shall together be termed the "DISAGREEING PARTIES." At the designated date, time and place, the Disagreeing Parties shall each send a representative, who will have authority to resolve the dispute and will be instructed to use good faith, diligent efforts to resolve the dispute at that meeting. If a Disagreeing Party does not send a representative, the Disagreeing Parties will be deemed unable to resolve the dispute at the meeting.

13.1.2 Dispute Brief. If the Disagreeing Parties are unable to resolve the dispute by mutual agreement at the meeting required in the preceding paragraph, each Disputant shall, within 10 business days following the date of the meeting, deliver to all parties a thorough description and analysis of the dispute and its position or proposal to resolve the dispute, together with all materials that may be useful or necessary to support its statements, positions or proposals (the "DISPUTE BRIEF").

13.1.3 Decision. All parties to this Agreement shall at all times designate an individual (the "DECISION MAKER") with full authority to resolve all Arbitrable Decisions. In general, the Decision Maker shall be someone with appropriate stature, position and authority and shall not be the person involved in the day-to-day decision making for the Company or applicable Project. Wilson hereby appoints William Wilson as its Decision Maker, and EOP hereby appoints Tim Callahan as its Decision Maker. Any party may change the designation of its Decision Maker at any time by written notice to all parties. If the Disagreeing Parties are unable to resolve the dispute by mutual agreement at the meeting required in SECTION 13.1.1, the Decision Makers shall meet in person at the principal office of EOPT or by telephone conference at 11:00 a.m. Central Standard Time on the sixth (6th) business day following the date of the meeting held pursuant to SECTION 13.1.1 and shall use good faith,



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


    diligent efforts to resolve the dispute at that meeting. The Decision Makers may agree, in writing, prior to the stated meeting date and time, to hold the meeting at another time, date or place; provided, however, that only one such postponement will be permitted under any circumstances and that the meeting must occur within eight (8) business days of the meeting held pursuant to SECTION 13.1.1 above. If any Decision Maker does not attend a meeting when required hereunder, the party who attended may, at its election, proceed immediately to mediation or arbitration as provided herein.

13.1.4 Mediation. Except as otherwise provided in this Agreement, if the parties have not resolved a Disagreement within ten (10) days after the Mutual Delivery of the Dispute Briefs, the Disagreeing Parties will submit the Disagreement to mediation by a mediator at the principal offices of the Company. If the mediator is not selected by agreement of the Disagreeing Parties within seven (7) business days after the Decision Makers meet, the mediator will be chosen by JAMS/ENDISPUTE. The mediator chosen by the JAMS/ENDISPUTE must be a lawyer or a judge or retired judge who has conducted at least three commercial mediations in the preceding three (3) year period, and who has practiced law in the area of real estate development or public or private investments or heard at least three cases involving substantial issues in these areas. The mediation shall be conducted under such procedures as may be agreed to by the parties, or failing such agreement, under the JAMS/ENDISPUTE Mediation Rules. If a party does not participate in the mediation, the other party may proceed immediately to arbitration.

13.1.5 Arbitration. If the Decision Makers are unable to resolve the Disagreement by mutual agreement at their meeting, or as otherwise provided herein, either Member may submit the Disagreement to arbitration to be resolved by a single arbitrator. Unless, the parties agree otherwise, the mediator shall act as the arbitrator. If the parties choose not to use the mediator as the arbitrator, the Decision Makers shall try to agree on an arbitrator selected from the a list of available JAMS/ENDISPUTE commercial arbitrators at their meeting. If the parties are unable to select an arbitrator from this list one will be appointed on their behalf by JAMS/ENDISPUTE. In establishing whether an arbitrator is available to serve, the parties will advise him or her of the names of all Disagreeing Parties and other involved parties and the names of all of their Affiliates and the names of all of their constituent partners, members, managers, board members, principal shareholders (each holding more than a 10% interest) and principal officers, and confirm that there is no conflict of interest. A diligent effort will be made to select an arbitrator within the three (3) business days immediately following the date of the meeting, and if no arbitrator is confirmed by that third (3rd) business day, either Disputant may request that an arbitrator be designated by JAMS/ENDISPUTE. Within one week of the selection of an arbitrator, each Disputant will deliver its Dispute Brief, which may be modified, unless otherwise agreed by all Disagreeing Parties, only to reflect changes in its proposal contained in the original Dispute Brief arising as a result of the preceding negotiations of the parties and which modification will be contained on a single (8 1/2" x 11") piece of paper, within two (2) business days of the arbitrator's selection. The arbitrator may, at his or her discretion, meet separately with the Disagreeing Parties or not at all or conduct a hearing attended by all Disagreeing Parties. However, the arbitrator will allow the parties to take a maximum of four depositions apiece and request the production of documents from one another in disputes involving claims for $1,000,000 or higher and the arbitrator will hold a hearing for claims in that amount or



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    larger. The arbitrator will render his or her decision within two weeks of receiving the Dispute Briefs or the termination of the hearing, whichever is longer. The award or decision of the arbitrator shall be final and enforceable in any court of competent jurisdiction; provided, however, that the award may be vacated or corrected for any of the reasons permitted under and pursuant to California Code of Civil Procedure Section 1286.2 or 1286.6. The arbitrator shall have no authority to modify any of the terms of this Agreement. The fees and expenses of the arbitrator shall be paid by the Disputant who is not the prevailing party, as defined in SECTION 13.11 below. Unless otherwise provided in this agreement, the JAMS/ENDISPUTE Comprehensive Arbitration Rules and Procedures will apply.

13.1.6 Fair Market Value. "FAIR MARKET VALUE" means the gross cash purchase price at which a purchaser, being under no compulsion to do so, would be willing to purchase a Project. If the parties are unable to determine the Fair Market Value of a Project by mutual agreement, the parties shall use the dispute resolution procedures set forth in this SECTION 13.1 (Disagreements), provided, that if the parties invoke the arbitration procedures of SECTION 13.1.5 (Arbitration) (A) the arbitrator will be a licensed real estate broker who has not been involved in more than two transactions or business deals within the past five years, and who is not currently involved in a transaction or business deal, with the Wilson Group or the EOP Group and who is active in the leasing or purchase and sale of properties such as the Project, as applicable under the circumstances, in question in the general vicinity of and of a quality comparable to such Project, and (B) the arbitrator will be required to choose the Fair Market Value proposed by one of the Disagreeing Parties which is closest to the arbitrator's personal determination of Fair Market Value and will have no authority to substitute his or her own estimation of the Fair Market Value. This broker/arbitrator will be chosen by mutual agreement of the parties, and if they cannot agree upon the broker/arbitrator within ten working days after the request for the arbitration, then the broker/arbitrator shall be a person meeting the requisite requirements chosen by the JAMS/ENDISPUTE.

13.2 Default and Remedies. Except as otherwise set forth herein, upon any Event of Default by a party hereto, the other parties shall have all rights at law and in equity. If an Event of Default occurs with respect to Manager, EOP may at any time upon written notice designate a replacement entity that shall become the Manager; provided that such Manager shall have no liability for any acts or omissions of the predecessor Manager(s). Notwithstanding anything to the contrary herein, no party hereto shall be liable under any circumstances for incidental or consequential damages. An "EVENT OF DEFAULT" shall mean a breach of this Agreement (i) found to involve willful and intentional misconduct or fraud, (ii) which is material and which the breaching party is not diligently and promptly proceeding to cure after such breach has been determined to have occurred pursuant to SECTION 13.1.5,
    (iii) which is material and has not been cured within 30 days after such breach has been determined to have occurred pursuant to SECTION 13.1.5; or
    (iv) after a party has been determined pursuant to SECTION 13.1.5 (including any settlement of a Dispute alleging such breach for which any of the procedures set forth in SECTION 13.1.5 were used, if such party would not be considered to be the prevailing party in the settlement of such Dispute) to have breached this Agreement more than three times. In the event that there is any Disagreement with respect to whether such a cure has been effected, the Disagreement may be immediately submitted to an arbitrator pursuant to
    SECTION 13.1.5 or the matter may



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


    proceed to resolution in a court of competent jurisdiction as determined by the party alleging the failure to effect the cure.

13.3 Execution by Power of Attorney. Any Member may execute this Agreement or the Articles or any statement, certificate or document referred to in
    SECTION 2.4 (Certificate of Formation) by an attorney-in-fact duly authorized pursuant to a power of attorney.

13.4 Applicable Law. This Agreement and the rights of the parties hereunder shall be construed in accordance with, and governed by, the laws of the State of Delaware, excluding its conflicts of laws principles, to the extent of matters related to the LLC Act and otherwise shall be governed and construed in accordance with the laws of the State of California, excluding its conflicts of laws principles.

13.5 Entire Agreement. This document represents the final, entire and complete agreement between the parties with respect to the subject matter hereof and supersedes all other prior or contemporaneous agreements, communications or representations, whether oral or written, express or implied, including any term sheets or other memoranda of discussion points. The parties acknowledge and agree that they may not and are not relying on any representation, promise, inducement, or other statement, whether oral or written and by whomever made, that is not contained expressly in this Agreement. This Agreement may only be modified by a written instrument signed by representatives authorized to bind the respective parties. Oral modifications are unenforceable.

13.6 Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; subject, however, to the provisions of SECTION 10 (Transfers of a Member's Interest).

13.7 Notices. All notices, requests, demands, consents and other communications (collectively, "NOTICES") permitted or required to be given under this agreement shall be in writing and shall be personally delivered, sent by reputable express delivery service which guarantees next business day delivery, or by telecopy, to the applicable addresses and telecopy numbers set forth below, or to such other address as the party to receive such communication has designated by notice to the other party. All such Notices shall be deemed given and effective (i) if personally delivered, upon receipt or refusal to accept delivery, (ii) if by such express delivery service, on the next business day following deposit thereof with such express delivery service, and (iii) if by telecopy, upon mechanical confirmation of successful transmission thereof generated by the sending telecopy machine; provided copy was sent for next business day delivery by such an express delivery service. The inability to deliver because of a changed address of which no notice was given, or rejection or other refusal to accept any notice, shall be deemed to be the receipt of the notice by the intended recipient as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by any party hereto may be given by the counsel for such party.

         If to Wilson or any
         of the Wilson
         Principals:                Wilson Investors - California, LLC
                                            199 First Street, Suite 200
                                            San Francisco, CA 94105
                                            Attn: Messrs. William Wilson III
                                                  and Thomas Sullivan
         with copies to:            Farella Braun & Martel LLP
                                            Suite 3000
                                            235 Montgomery Street
                                            San Francisco, CA 94104
                                            Attn: Jeffrey P. Newman

         If to EOP, EOP OP
         or EOPT:                   EOP Investor, L.L.C.
                                    c/o Equity Office Properties Trust
                                    1200 17th Street
                                    Suite 1130 Denver, CO 80202
                                    Attn: _________________

         with copies to:            EOP Investor, L.L.C.
                                         c/o Equity Office Properties Trust
                                         Two North Riverside Plaza
                                         19th Floor
                                         Chicago, IL 60606
                                         Attn: _________________

                                    EOP Investor, L.L.C.
                                         c/o Equity Office Properties Trust
                                         Two North Riverside Plaza
                                         19th Floor
                                         Chicago, IL 60606
                                         Attn: Vice President -
                                                 Development Investments

                                    EOP Investor, L.L.C.
                                         c/o Equity Office Properties Trust
                                         Two North Riverside Plaza
                                         19th Floor
                                         Chicago, IL 60606
                                         Attn: General Counsel

         If to EOP Additional
         Notice Person:             EOP Investor, L.L.C.
                                         c/o Equity Office Properties Trust
                                               Two North Riverside Plaza
                                               19th Floor
                                         Chicago, IL 60606
                                         Attn: Jeffrey S. Arnold

         If to Manager:             Wilson Investors - California, LLC
                                               199 First Street, Suite 200
                                               San Francisco, CA 94105
                                               Attn: Messrs. William Wilson III
                                                     and Thomas Sullivan

         with copies to:            Farella Braun & Martel LLP
                                               Suite 3000
                                               235 Montgomery Street
                                               San Francisco, CA 94104
                                               Attn: Jeffrey P.  Newman

Any Member may, by written Notice given to the Manager and the other Members in accordance with the provisions of this Section 13.6, designate one other person or entity to receive copies of any Notices to such Member.

13.8 Covenant of Further Assurances. The Members hereby agree to execute and deliver all such documents and perform all such acts as may be necessary or reasonably required to carry out the purposes and provisions of this Agreement.

13.9 Unenforceability of Certain Provisions. If any term, covenant or condition of this Agreement or its application to any person or circumstances shall be held to be illegal, invalid or unenforceable, the remainder of this Agreement or the application of such term or provisions to other persons or circumstances shall not be affected, and each term hereof shall be legal, valid and enforceable to the fullest extent permitted by law, unless an essential purpose of this Agreement would be defeated by the loss of the illegal, unenforceable, or invalid provision. In the event of such partial invalidity, the parties shall seek in good faith to agree on replacing any such legally invalid provisions with valid provisions which, in effect, will, from an economic viewpoint, most nearly and fairly approach the effect of the invalid provision and the intent of the parties in entering into this Agreement.

13.10 Headings. The headings, captions and titles contained herein are inserted solely for convenience and shall not be used in construing or interpreting this Agreement.

13.11 Statutes. Any reference herein to any statute, law, ordinance, code or regulation or any section or provision thereof, shall be deemed to include any future amendments thereto and any similar provisions of law that may hereafter replace or be substituted for such provision, whether or not designated by the same title or number.

13.12 Attorneys' Fees. In the event of any dispute between the parties, whether based on contract, tort or other cause of action or involving bankruptcy or similar proceedings, in any way related to this Agreement, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including arbitration proceedings, any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment. The "prevailing party" shall be determined based upon an assessment of which party's major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party's major arguments or positions on major disputed issues.

13.13 Cross-References. All cross-references in this Agreement, unless specifically directed to another agreement or document, refer to provisions within this Agreement.

13.14 Investment Representation. Each Member, by executing this Agreement or another instrument by which it is admitted to the Company, warrants that it is acquiring its limited liability company interest solely for its own account for investment and not with a view to or in connection with the sale or distribution of any part thereof, and acknowledges that its Membership Interest in the Company is not registered under the Securities Act of

    1933, as amended (the "SECURITIES ACT") and that the transfer or sale of its Company Interest may be restricted by the Securities Act and other applicable federal and state Securities laws.

13.15 Interpretation. All parties have been represented by counsel in the preparation and negotiation of this Agreement, and this Agreement shall be construed according to the fair meaning of its language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement. Unless the context clearly requires otherwise, (i) the plural and singular numbers shall each be deemed to include the other; (ii) the masculine, feminine, and neuter genders shall each be deemed to include the others; (iii) "shall," "will," or "agrees" are mandatory, and "may" is permissive; (iv) "or" is not exclusive; (v) "includes" and "including" are not limiting (e.g. "including" means "including without limitation"; and (vi) "days" means calendar days unless specifically provided otherwise.

13.16 Amendments. Except as permitted in SECTION 5.6 (Capital Accounts), any amendment to or modification of this Agreement must be approved and executed by all Members.

13.17 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and is intended to be binding when all parties have delivered their signatures to the other parties. Signatures may be delivered by facsimile transmission. All counterparts shall be deemed an original of this Agreement.

13.18 No Waiver. No consent or waiver by either party to or of any breach or non-performance of any representation, condition, covenant or warranty shall be enforceable unless in a writing signed by the party entitled to enforce performance, and such signed consent or waiver shall not be construed as a consent to or waiver of any other breach or non-performance of the same or any other representation, condition, covenant, or warranty.

13.19 Third Party Beneficiaries. This Agreement has been made solely for the benefit of the parties hereto and their respective successors and permitted assigns, and, except as otherwise expressly provided herein, nothing in this Agreement is intended to, or shall, confer upon any other person any benefits, rights or remedies under or by reason of this Agreement.

13.20 Right to Cause the Company to Bring Actions. If any member of the EOP Group that has joined in this Agreement, breaches its obligations hereunder to the Company, Wilson shall have the right, in its own name and on behalf of the Company, to bring an action against such member to require it to honor such obligations and to recover any damages incurred, which lawsuit if filed by the Company shall be brought and controlled by Wilson on behalf of the Company, in Wilson's sole and absolute discretion. If any member of the Wilson Group that has joined in this Agreement, breaches its obligations hereunder to the Company EOP shall have the right, in its own name and on behalf of the Company, to bring an action against such member to require it to honor such obligations and to recover any damages incurred, which lawsuit if filed by the Company shall be brought and controlled by EOP on behalf of the Company, in EOP's sole and absolute discretion.

13.21 Exhibits. All Recitals and Exhibits referred to in this Agreement are incorporated herein by reference and shall be deemed part of this Agreement.

13.22 Authority. Each of the individuals executing this Agreement on behalf of EOP or Wilson individually represents and warrants that he or she has been authorized to do so and has the power to bind the party for whom he or she is signing.

13.23 Time. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, any date falling on a Saturday, Sunday or legal holiday shall be deemed to refer to the next day which is not a Saturday, Sunday, or legal holiday.

13.24 Waiver Of Fiduciary Claims. Each of EOP and Wilson acknowledges and agrees that to the extent a member (an "AFFILIATED LENDER") of the EOP Group or the Wilson Group makes loans pursuant to Sections 5.2.2 or 5.4 or provides financing to a Project Entity or Owner, such loans are made in such Affiliated Lender's role as a third party lender. Any note evidencing any such loan, together with the Affiliated Lender's right to exercise its remedies as a lender in the event of any default, is completely separate from such Affiliated Lender's indirect interest, through equity, as an indirect owner of constituent membership interests in the Company, or any of its Subsidiaries. Each of EOP and Wilson further acknowledges that the Affiliated Lender would not have made the loan to borrower without the waiver set forth below. Therefore, each of EOP, Wilson and the Company, for themselves and on behalf of all of their constituent members, hereby waives any right that it or any of such constituent members would otherwise have hereunder, under the formation and organizational documents of the Company, or otherwise under any legal theory based upon statutory or common law, to bring any claim against such Affiliated Lender or any affiliate thereof, asserting that such Affiliated Lender's advancing funds or such Affiliated Lender's exercise of its rights or remedies as a lender, constitutes a breach by such Affiliated Lender or any member of the Company, of any fiduciary duty to the Company or to the direct or indirect constituent members thereof. Each of EOP, Wilson and the Company acknowledges that it was advised by competent legal counsel in reviewing this provision and that it has elected to waive its rights and the rights of its constituent members as provided above in consideration of for any loan described above by any Affiliated Lender.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  WILSON:

                                  WILSON INVESTORS - CALIFORNIA, LLC, a Delaware limited liability company

                                  By:  /s/ TOM SULLIVAN
                                     ---------------------------
                                  Name:    TOM SULLIVAN
                                       -------------------------
                                  Title:   MANAGER
                                        ------------------------


                                  EOP:

                                  EOP INVESTOR, L.L.C., a Delaware limited liability company

                                  By: EOP Operating Limited Partnership, a
                                      Delaware limited partnership

                                  By:   Equity Office Properties Trust, a
                                        Maryland real estate investment trust,
                                        its sole general partner

                                        By:   /s/ STANLEY M. STEVENS
                                              ------------------------------
                                        Name:     STANLEY M. STEVENS
                                              ------------------------------
                                        Title:    EXECUTIVE VICE PRESIDENT
                                              ------------------------------


                                  MANAGER:

                                  WILSON INVESTORS - CALIFORNIA, LLC, a
                                  Delaware limited liability company


                                  By:  /s/ TOM SULLIVAN
                                     ---------------------------
                                  Name:    TOM SULLIVAN
                                       -------------------------
                                  Title:   MANAGER
                                        ------------------------

                                  The following persons are entering into this Agreement for the limited purposes set forth in the first paragraph of this Agreement:

                                  WILSON PRINCIPALS:
                                  /s/ WILLIAM WILSON III
                                  ---------------------------
                                  William Wilson III

                                  /s/ THOMAS P. SULLIVAN
                                  ---------------------------
                                  Thomas P. Sullivan

                                  /s/ JACQUELINE U. MOORE
                                  ---------------------------
                                  Jacqueline U. Moore

                                  /s/ RICHARD SPRINGWATER
                                  ---------------------------
                                  Richard Springwater

                                  /s/ A. ROBERT PARATTE
                                  ---------------------------
                                  A. Robert Paratte

                                  /s/ H. LEE VAN BOVEN
                                  ---------------------------
                                  H. Lee Van Boven

                                  /s/ TERRY REAGAN
                                  ---------------------------
                                  Terry Reagan

                                  /s/ SCOTT STEPHENS
                                  ---------------------------
                                  Scott Stephens

                                  The following persons are entering into this Agreement for the limited purposes set forth in the first paragraph of this Agreement:

                                  EOP OP:

                                  EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By: Equity Office Properties Trust, a Maryland
                                      real estate investment trust, its sole
                                      general partner

                                  By: /s/ STANLEY M. STEVENS
                                     -----------------------------
                                  Name: Stanley M. Stevens
                                       ---------------------------
                                  Title: Executive Vice President
                                        --------------------------


                                  EOPT:

                                  EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust

                                  By: /s/ STANLEY M. STEVENS
                                     -----------------------------
                                  Name: Stanley M. Stevens
                                       ---------------------------
                                  Title: Executive Vice President
                                        --------------------------

1.       DEFINITIONS..............................................................................................1
         1.1      Definitions.....................................................................................1

2.       ORGANIZATIONAL MATTERS...................................................................................7
         2.1      Formation.......................................................................................7
         2.2      Name and Place of Business......................................................................7
         2.3      Purpose of the Company..........................................................................7
         2.4      Certificate of Formation........................................................................7
         2.5      Other Certificates..............................................................................8
         2.6      Agent for Service of Process....................................................................8
         2.7      Term............................................................................................8
         2.8      Costs of Formation..............................................................................8

3.       PROJECT INVESTMENT AND OWNERSHIP.........................................................................8
         3.1      Company Right of First Offer for New Project Opportunities in
                  Northern California.............................................................................8
         3.2      Opportunity Approval Process...................................................................10
         3.3      EOP Projects...................................................................................12
         3.4      Presentation to EOP............................................................................12
         3.5      Company Projects...............................................................................19
         3.6      Non-Company Projects...........................................................................20
         3.7      Existing Projects..............................................................................21
         3.8      Contribution of Projects.......................................................................22

4.       DEVELOPMENT MANAGEMENT..................................................................................24
         4.1      Development Management.........................................................................24
         4.2      Property Management............................................................................25
         4.3      Leasing........................................................................................25

5.       FINANCIAL MATTERS.......................................................................................26
         5.1      Initial Cash Contributions.....................................................................26
         5.2      Additional Contributions and Loans.............................................................28
         5.3      Failure to Make Contributions..................................................................30
         5.4      EOP Working Capital Loan.......................................................................32
         5.5      Guarantees.....................................................................................32
         5.6      Capital Accounts...............................................................................34
         5.7      Distributions..................................................................................34
         5.8      Allocations of Profits and Losses..............................................................39
         5.9      Loan to Wilson.................................................................................42

6.       ACCOUNTING, BANKING, REPORTS............................................................................42
         6.1      Fiscal Year; Accounting Method.................................................................42
         6.2      Accountants....................................................................................42
         6.3      Books and Records..............................................................................42
         6.4      Reports and Financial Statements...............................................................42
         6.5      Banking........................................................................................42

7.       MANAGEMENT AND OPERATION OF THE COMPANY.................................................................43
         7.1      Authority and Duties of Manager................................................................43
         7.2      Execution of Contracts.........................................................................46
         7.3      Tax Matters Partner............................................................................46
         7.4      Compensation and Reimbursement of the Manager..................................................47
         7.5      Insurance......................................................................................47
         7.6      Officers and Employees.........................................................................47
         7.7      Liability of Manager and Members...............................................................47
         7.8      Time Devoted to Company........................................................................48
         7.9      Duties of Manager..............................................................................48
         7.10     Withdrawal of Manager..........................................................................49
         7.11     Severance Return...............................................................................49
         7.12     Wilson Principals..............................................................................49
         7.13     Successors to Wilson Principals................................................................49
         7.14     Continuing Employees...........................................................................49
         7.15     Employment Indemnities.........................................................................50

8.       COMPANY BOARD OF REPRESENTATIVES; CERTAIN MEMBER APPROVALS..............................................50
         8.1      Board of Representatives.......................................................................50
         8.2      Meetings of Board, Committees and Teams........................................................52
         8.3      Major Decisions................................................................................53
         8.4      Member Decisions and Approvals; Conflicts of Interest..........................................56
         8.5      Indemnification................................................................................56

9.       MEMBERS.................................................................................................58
         9.1      Liability of Members...........................................................................58
         9.2      Matters on Which the Members are Entitled to Vote..............................................59
         9.3      Members' Rights and Powers.....................................................................59
         9.4      Restrictions on Members........................................................................59
         9.5      Indebtedness Instruments.......................................................................59
         9.6      Non-Parties....................................................................................59

10.      TRANSFER OF A MEMBER'S INTEREST.........................................................................59
         10.1     Definition.....................................................................................59
         10.2     Transfers......................................................................................60
         10.3     Substituted Members............................................................................61
         10.4     Conditions to Transfer.........................................................................61
         10.5     Allocation of Benefits.........................................................................61

11.      PUT/CALL PROVISIONS.....................................................................................61
         11.1     EOP Project Puts and Calls.....................................................................61
         11.2     Notice of Puts and Calls.......................................................................61
         11.3     Closing........................................................................................62
         11.4     Sale Price.....................................................................................63
         11.5     Mode of Payment of Put/Call Price..............................................................64
         11.6     Right to Market EOP Project....................................................................66

         11.7     Right of First Offer...........................................................................66
         11.8     Calculation of Promote Distribution in Connection With Third
                  Party Sales or Exercise of Right of First Offer................................................66
         11.9     Second Phase and Partial Interest Projects.....................................................67
         11.10    Company Projects...............................................................................68
         11.11    Sale of Excluded B Units.......................................................................69
         11.12    Control of Projects Pending Sale...............................................................69

12.      DISSOLUTION AND WINDING UP..............................................................................70
         12.1     Dissolution....................................................................................70
         12.2     Winding Up.....................................................................................71
         12.3     Liquidation....................................................................................72
         12.4     Capital Account Deficit........................................................................73

13.      MISCELLANEOUS PROVISIONS................................................................................73
         13.1     Disagreements..................................................................................73
         13.2     Default and Remedies...........................................................................76
         13.3     Execution by Power of Attorney.................................................................76
         13.4     Applicable Law.................................................................................77
         13.5     Entire Agreement...............................................................................77
         13.6     Successors.....................................................................................77
         13.7     Notices........................................................................................77
         13.8     Covenant of Further Assurances.................................................................79
         13.9     Unenforceability of Certain Provisions.........................................................79
         13.10    Headings.......................................................................................79
         13.11    Statutes.......................................................................................79
         13.12    Attorneys' Fees................................................................................79
         13.13    Cross-References...............................................................................79
         13.14    Investment Representation......................................................................80
         13.15    Interpretation.................................................................................80
         13.16    Amendments.....................................................................................80
         13.17    Counterparts...................................................................................80
         13.18    No Waiver......................................................................................80
         13.19    Third Party Beneficiaries......................................................................80
         13.20    Right to Cause the Company to Bring Actions....................................................80
         13.21    Exhibits.......................................................................................81
         13.22    Authority......................................................................................81
         13.23    Time...........................................................................................81
         13.24    Waiver Of Fiduciary Claims.....................................................................81